    As filed with the Securities and Exchange Commission on July 2, 1999

                                                     1933 Act File No. 333-
                                                     1940 Act File No. 811-09421
                   U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form N-2
                       (Check appropriate box or boxes)

[X]   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[_]   Pre-Effective Amendment No.____

[_]   Post-Effective Amendment No.____

                           and

[X]   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[_]   Amendment No.____


                          SAL Trust Preferred Fund I
         Exact Name of Registrant as Specified in Declaration of Trust
                      1901 Sixth Avenue North, Suite 2100
                           Birmingham, Alabama 35203
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
                                (205) 252-5900
              Registrant's Telephone Number, including Area Code
                         The Corporation Trust Company
                              1209 Orange Street
                Wilmington, Delaware 19801, County of Newcastle
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                         Copies of Communications to:


                               Thomas S. Harman
                          Morgan, Lewis & Bockius LLP
                              1800 M Street, N.W.
                            Washington, D.C. 20036

                 Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement

                               _________________

         If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

         It is proposed that this filing will become effective (check appropriate box)

         [X] when declared effective pursuant to Section 8(c)

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
========================================================================================================================
Title of Securities Being     Amount Being       Proposed           Proposed              Amount of
       Registered              Registered        Maximum            Maximum            Registration Fee
                                            Offering Price Per     Aggregate
                                                  Unit              Offering
                                                                    Price(1)
=======================================================================================================================
Shares, No Par Value          946,000 Shares     $25.00        $23,650,000             $6,574.70
=======================================================================================================================

(1)  Estimated solely for the purpose of calculating the registration fee.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

                                    PART C

                          SAL TRUST PREFERRED FUND I

                            _______________________

                             CROSS REFERENCE SHEET

                              Part A - Prospectus

           Items in Part A of Form N-2                                     Location in Prospectus
           ---------------------------                                     ----------------------
Item 1.    Outside Front Cover......................................       Cover Page

Item 2.    Cover Pages; Other Offering Information..................       Cover Page

Item 3.    Fee Table and Synopsis...................................       Prospectus Summary; Summary of
                                                                           Fund Expenses

Item 4.    Financial Highlights.....................................       Not Applicable

Item 5.    Plan of Distribution.....................................       Cover Page; Prospectus Summary;
                                                                           Underwriting

Item 6.    Selling Shareholders.....................................       Not Applicable

Item 7.    Use of Proceeds..........................................       Prospectus Summary; Use of
                                                                           Proceeds; The Fund's Investments

Item 8.    General Description of the Registrant....................       Prospectus Summary; The Fund;
                                                                           The Fund's Investments; Fund
                                                                           Shares

Item 9.    Management...............................................       Prospectus  Summary;
                                                                           Management of the Fund; Fund
                                                                           Custodian

Item 10.   Capital Stock, Long-Term Debt, and Other
           Securities...............................................       Fund Shares; Tax Matters

Item 11.   Defaults and Arrears on Senior Securities................       Not Applicable

Item 12.   Legal Proceedings........................................       Not Applicable

Item 13.   Table of Contents of the Statement of
           Additional Information...................................       Back Cover

                                    Part B

Items required by Part B of Form N-2                                       Location in Statement of
-----------------------------------                                        ------------------------
                                                                           Additional Information
                                                                           ----------------------
Item 14.   Cover Page...............................................       Cover Page

Item 15.   Table of Contents........................................       Back Cover

Item 16.   General Information and History..........................       Not Applicable

Item 17.   Investment Objectives and Policies.......................       Not Applicable

Item 18.   Management...............................................       Management of the Fund

Item 19.   Control Persons and Principal Holders....................        Not Applicable
           of Securities

Item 20.   Investment Advisory and Other Services...................       Management of the Fund

Item 21.   Brokerage Allocation and Other Practices.................       Not Applicable

Item 22.   Tax Status...............................................       Additional Tax Discussion

Item 23.   Financial Statements.....................................       Financial Statements of the Fund

                          Part C - Other Information

Items 24-33 have been answered in Part C of this Registration Statement

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+ THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. + +WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH + +THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN+ +OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT +
+PERMITTED.                                                                    +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


PROSPECTUS                   Subject to Completion
                                ________, 1999

                          SAL TRUST PREFERRED FUND I
                     860,000 SHARES OF BENEFICIAL INTEREST

     INVESTMENT OBJECTIVE. The Fund is a newly organized, closed-end, nondiversified management investment company. The Fund's investment objective is to seek a high level of current income. The Fund cannot assure you that it will achieve its investment objective.

     YOU SHOULD CAREFULLY READ THE "RISK FACTORS" BEGINNING ON PAGE 5 OF THE PROSPECTUS AND "ADDITIONAL RISK FACTORS" BEGINNING ON PAGE S-2 OF THE STATEMENT OF ADDITIONAL INFORMATION, BEFORE YOU MAKE YOUR INVESTMENT DECISION.

     SHARES. The Fund intends to offer shares of beneficial interest that represent an undivided interest in the assets of the Fund. See "Fund Shares."

     PORTFOLIO CONTENTS. The Fund intends to invest substantially all of its assets in Cumulative Trust Preferred Securities issued in approximately equal amounts by three statutory trusts, controlled respectively, by three bank holding companies. The assets of each statutory trust consist solely of subordinated debentures and payments thereunder. See "The Fund's Investments."

     NO PRIOR HISTORY. Because the Fund is newly organized, its shares have no history of public trading.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================
                                                              PROCEEDS TO THE
                       PRICE TO PUBLIC    SALES LOAD(1)            FUND(2)
--------------------------------------------------------------------------------
Per Share............   $        25.00         None            $        25.00
Total(3).............   $21,500,000.00         None            $21,500,000.00
================================================================================

(1) The bank holding companies will pay the Underwriters 5% of the Per Share Price to Public in connection with the sale of shares offered hereby ($1,075,000). The Fund has granted the Underwriters an option, exercisable for 30 days from the date of this Prospectus, to purchase up to 86,000 additional shares to cover over-allotments, if any. To the extent that such option is exercised in full, the bank holding companies will pay the Underwriters $1,182,500. See "Underwriting."
(2) Provided Fund expenses do not exceed specified limits. If expenses do exceed such limits, proceeds to the Fund will decrease accordingly. See "Use of Proceeds" and "Underwriting."
(3) To the extent the over-allotment option is exercised in full, the Total Price to Public will be $23,650,000 and, assuming Fund expenses do not exceed the limitations set forth in footnote (2) above, the Total Proceeds to the Fund will be $23,650,000. See "Underwriting."

    The Underwriters are offering the shares as they receive them and retain the right to reject any order. The Fund expects to deliver shares to the Underwriters on or about ________ 1999.

                               _______________

                           STERNE AGEE & LEACH, INC.

            The date of this Prospectus is __________________, 1999

                        (CONTINUED FROM THE COVER PAGE)

     This Prospectus contains important information about the Fund. You should read the Prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated_________________, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety into this Prospectus and is attached to this Prospectus.

     NO PUBLIC MARKET FOR THE SHARES CURRENTLY EXISTS. THE FUND INTENDS TO LIST THE SHARES ON THE AMERICAN STOCK EXCHANGE ("AMEX"). THE TRADING OR "TICKER" SYMBOL OF THE SHARES IS EXPECTED TO BE "_______________".

     THE SHARES OF CLOSED-END INVESTMENT COMPANIES, SUCH AS THE FUND, FREQUENTLY TRADE AT A DISCOUNT TO THEIR NET ASSET VALUES. INVESTORS IN THIS OFFERING SHOULD NOTE THAT THE SHARES MAY LIKEWISE TRADE AT A DISCOUNT TO NET ASSET VALUE. THIS RISK MAY BE GREATER FOR INVESTORS WHO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD AFTER COMPLETION OF THE PUBLIC OFFERING.

     THE FUND'S SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITARY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

--------------------------------------------------------------------------------
PROSPECTUS SUMMARY     This is only a summary. You should review the more
detailed information contained in the Prospectus and in the Statement of Additional Information.
--------------------------------------------------------------------------------

THE FUND...................       SAL Trust Preferred Fund I (the "Fund") is a
                                  newly organized, closed-end, nondiversified management investment company. See "The Fund."

THE OFFERING...............       The Fund is offering 860,000 shares of
                                  beneficial interest at $25.00 per share ("Fund
                                  Shares") through several underwriters (the
                                  "Underwriters"). You must purchase at least 50
                                  Fund Shares. The Fund Shares will be sold in the initial public offering (the "Offering") without any sales load or underwriting discounts payable by investors or the Fund.

INVESTMENT OBJECTIVE.......       The Fund's investment objective is to seek a
                                  high level of current income. The Fund is designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes. There can be no assurance that the Fund will attain its investment objective. See "The Fund's
                                  Investments."

SPECIAL CONSIDERATIONS.....       The Fund will invest all of the net proceeds
                                  of this Offering in Cumulative Trust Preferred
                                  Securities ("Preferred Securities"). The
                                  Preferred Securities are issued by three community bank trust entities organized as statutory trusts under the laws of the state of Connecticut ("Bank Trusts"), each of which is established by a community bank holding company ("Bank Holding Company").

USE OF PROCEEDS............       The net proceeds of the Offering of the Fund
                                  Shares will be approximately $21,500,000. The
                                  costs of the organization of the Fund and the
                                  Offering of the Fund Shares will be paid by
                                  the three Bank Holding Companies, provided
                                  Fund expenses do not exceed specified limits.
                                  If expenses do exceed such limits, proceeds to
                                  the Fund will decrease accordingly. See "Use
                                  of Proceeds." The Fund will use all of the net
                                  proceeds of the Offering to purchase Preferred
                                  Securities from each Bank Trust. Each Bank
                                  Trust will then purchase junior subordinated
                                  debentures (the "Subordinated Debentures")
                                  issued by its respective Bank Holding Company
                                  of an equal dollar amount to the Preferred
                                  Securities. Each
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Bank Holding Company will, in turn, use the proceeds from the sale of the Subordinated Debentures to finance additional expansion, repay existing debt and for such other general corporate purposes as the Bank Holding Company may determine appropriate.

INVESTMENT MANAGER.........       Sterne Agee Asset Management, Inc. will serve
                                  as the Fund's investment manager (the
                                  "Manager"). The Manager will receive an annual fee, payable on a quarterly basis, in a maximum amount equal to .10% of the Fund's average daily net asset value (including assets attributable to any Fund Shares that may be outstanding liquidation amount). See
                                  "Management of the Fund."

DISTRIBUTIONS..............       The Fund seeks to pay a dividend yield
                                  ("Dividend Yield") on the Fund Shares at a fixed rate of ___% of the liquidation amount of the Fund Shares. The Fund expects to pay distributions quarterly in arrears at an annual rate equivalent to the Dividend Yield.
                                  See "Distributions."

LISTING....................       The Fund intends to list the Fund Shares on
                                  the AMEX. The trading or "ticker" symbol of the Fund Shares is expected to be "____." See
                                  "Fund Shares."

FUND CUSTODIAN.............       The Trust Company of Sterne Agee & Leach, Inc.
                                  will serve as Custodian of the Fund. See "Fund
                                  Custodian."

RISK FACTORS...............       You should carefully consider the risks in
                                  connection with this Offering set forth under
                                  "Risk Factors," in particular the risk that
                                  the Preferred Securities may be redeemed by
                                  one or more of the Bank Holding Companies five
                                  years from the date of issuance (or upon the
                                  earlier occurrence of certain events) and the
                                  risk that one or more of the Bank Holding
                                  Companies may, at any time, or from time to
                                  time, defer payment of distributions on their
                                  Preferred Securities for a period of up to 20
                                  consecutive quarters, during which period you
                                  may be required to include your portion of the
                                  deferred payments in your taxable income.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           SUMMARY OF FUND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that you, as an investor in the Fund, will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
     Sales Load (as a percentage of offering price)               None/+/

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO FUND
SHARES)
     Management Fees                                              0%/++/
     Other Expenses (after reimbursement)                         0%/++/
     Total Annual Expenses                                        0%/++/

====================
+ The Bank Holding Companies will pay the underwriters 5% of the Per Share Price to Public in connection with the initial sale of the Fund Shares offered hereby ($1,075,000, or $1,182,500 if the over-allotment option is exercised in full). See "Underwriting". You may pay brokerage charges if you purchase or sell Fund Shares on the AMEX or other trading market.

++ The Bank Holding Companies will pay, on a pro rata basis, all of the Fund's annual operating expenses, as well as any expenses associated with the initial public offering of the Fund Shares up to an aggregate maximum of $185,000 per annum which amount will increase annually in accordance with increases in the Consumer Price Index (CPI). Any expenses in excess of $185,000 as adjusted by the CPI will be borne by the Fund. The Fund does not expect that the annual expenses will exceed $185,000 as adjusted by the CPI. Each Bank Holding Company's obligation to pay such expenses continues so long as its corresponding Preferred Securities are held by the Fund. See "Management of the Fund-- Investment Manager" and "Net Asset Value" for a discussion of the Bank Holding Companies' obligation to pay the Management fees.

EXAMPLE

     The following example illustrates the expenses that you would pay on a $1,000 investment in the Fund, assuming a 5% annual return:

             1 Year        3 Years        5 Years        10 Years
             ------        -------        -------        --------

             $0            $0             $0             $0

____________
     The example should not be considered a representation of future expenses. The example assumes that the fees will continue to be borne by the Bank Holding Companies, and thus will remain unchanged over 10 years. Further, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. AS A RESULT, THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ALTHOUGH THE FUND DOES NOT ANTICIPATE ANY INCREASE IN EXPENSES, THE FUND'S ACTUAL EXPENSES OVER TIME MAY BE MORE THAN THOSE SHOWN.

--------------------------------------------------------------------------------

                                   THE FUND

     The Fund is a newly organized, closed-end, nondiversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a statutory business trust on June 24, 1999, pursuant to a Declaration of Trust governed by the laws of the State of Delaware (the "Declaration"). As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 1901 Sixth Avenue North, Suite 2100, Birmingham, Alabama 35203, and its telephone number is (205) 252-5900. The Fund intends to hold annual meetings of shareholders so long as the Fund Shares are listed on the AMEX, or another securities exchange or NASDAQ, and such meetings are required as a condition to such listing.


                            ADDITIONAL INFORMATION

     The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC's website (http://www.sec.gov) or from the SEC by mail upon payment of the fee prescribed by its rules and regulations (for information call 1-800-SEC-
0330).


                                USE OF PROCEEDS

     The net proceeds of the Offering of the Fund Shares will be approximately $21,500,000 ($23,650,000 if the over-allotment option is exercised in full).
The costs of the organization of the Fund and the Offering of the Fund Shares will be paid by the three Bank Holding Companies, provided Fund expenses do not exceed specified limits. If expenses do exceed such limits, proceeds to the Fund will decrease accordingly. See "Underwriting" below. The Fund will use all of the net proceeds of the Offering to purchase and hold Preferred Securities from each Bank Trust. Each Bank Trust will then purchase Subordinated Debentures issued by its respective Bank Holding Company. Each Bank Holding Company will, in turn, use all of the net proceeds from the sale of the Subordinated Debentures to finance additional expansion, repay existing debt, repurchase its own securities and for such other general corporate purposes as the Bank Holding Company may determine appropriate.


                            THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE

     The Fund's investment objective is to provide a high level of current income by investing all of its assets in Preferred Securities issued by three Bank Trusts, each of which is established by a Bank Holding Company to operate, in effect, as a finance subsidiary of the Bank Holding Company. The Fund seeks to pay a Dividend Yield on the Fund Shares at a fixed rate of _____% of the liquidation amount of the Fund Shares. However, in the event that the Fund's expenses exceed $185,000 per annum as adjusted by the CPI, such additional expenses will be borne by the Fund and will negatively affect the Dividend Yield. The Fund will pay distributions quarterly in arrears at an annual rate equivalent to the Dividend Yield. Distributions on the Fund Shares will be funded by the distributions that the Fund receives from the Preferred Securities.

PREFERRED SECURITIES AND BANK TRUSTS

     The Preferred Securities are issued by three Bank Trusts, organized as statutory trusts under the laws of the State of Connecticut and established by their respective Bank Holding Companies. These Bank Holding Companies are FirstBancorp, Inc. (Naples, Florida), the holding company for Gulf Coast National Bank and First National Bank of the Florida Keys; First Southern Bancorp, Inc. (Boca Raton, Florida), the holding company for First Southern Bank; and Central Community Corporation (Temple, Texas), the holding company for First State Bank. A brief summary description of each of these Bank Holding Companies and their respective banks (the "Banks") may be found below in the section entitled "The Bank Holding Companies." The Preferred Securities are subject to mandatory redemption upon repayment of the Subordinated Debentures at their maturity or upon their earlier redemption. See "Subordinated Debentures" below.

     Each Bank Trust effectively acts as a financing subsidiary for its respective Bank Holding Company. The Bank Trusts' activities will generally be limited to: (i) issuing the Preferred Securities to the Fund; (ii) issuing common securities to the Bank Holding Companies; (iii) investing the gross proceeds of the sale of the Common and Preferred Securities in the Subordinated Debentures; and (iv) engaging in only those other activities necessary, advisable, or incidental thereto. The Subordinated Debentures will be the only assets of each Bank Trust, and income payments on the Subordinated Debentures will be the only revenue of the Trust. The Subordinated Debentures will be issued by the Bank Holding Companies pursuant to the Indenture (as amended and supplemented from time to time, the "Indenture") between each Bank Holding Company and its respective Bank Trust and State Street Bank and Trust Company as the Indenture Trustee.

SUBORDINATED DEBENTURES

     The Subordinated Debentures will mature 30 years from their date of issuance. Each Bank Holding Company reserves the right to redeem their Subordinated Debentures, in whole or in part, at any time, commencing on that date which is five years from their date of issuance, or earlier if certain events occur as described in the Statement of Additional Information under "Additional Description of the Subordinated Debentures--Special Event Prepayment." The redemption price is equal to 100% of the principal amount of the Subordinated Debentures plus accrued and unpaid interest.

     Interest on the Subordinated Debentures is payable quarterly in arrears at an annual rate equal to the Dividend Yield on the Preferred Securities. If an Event of Default (as defined in the Statement of Additional Information) occurs under the Subordinated Debentures, or during the time that interest is deferred under the Subordinated Debentures, no distributions will be declared, paid or reserved on each Bank Holding Company's obligations or stock ranking junior to or on a parity with the Subordinated Debentures. Each Bank Holding Company has the right at any time, or from time to time, to defer interest payments on the Subordinated Debentures for up to 20 consecutive quarters, provided that no deferral can extend beyond the stated maturity of the Subordinated Debentures. During any such period, interest on the Subordinated Debentures and distributions on the Preferred Securities will not be paid but will continue to accrue and compound quarterly and will likely result in taxable income without any corresponding cash flow during such period. Each Bank Holding Company also has the option at any time to replace its Preferred Securities held by the Fund with the Subordinated Debentures.

THE GUARANTEE

     Each Bank Holding Company will make, through a Preferred Securities guarantee, a limited and subordinated guarantee (the "Guarantee"), of the Preferred Securities issued by its respective Bank Trust in which the Fund invests. Each Bank Holding Company guarantees under its Guarantee (i) the payment of the Preferred Securities' distributions; and (ii) the full payment of principal upon liquidation or redemption of the Preferred Securities issued by its respective Bank Trust, in each case to the extent the Bank Trust has legally available funds on hand at such time. Each Guarantee is also subordinated and junior in right of payment to each Bank Holding Company's debt and other obligations that are senior to its obligations under the Guarantee (which senior obligations constitute substantially all of the debt and other obligations of each Bank Holding Company). Accordingly, in the event of a default under the Preferred Securities, no Bank Holding Company will be required to make payment under its Guarantee to the Fund unless its senior obligations are paid first, and then only to the extent of the amount of funds held by the Bank Trust for payment to the Fund, if any.


                                  FUND SHARES

     The Fund will issue 860,000 Fund Shares of beneficial interest that represent an undivided interest in the assets of the Fund. The assets of the Fund will (after the use of the proceeds of the Offering) consist of preferred, non-voting shares of beneficial interest of three community Bank Trusts, each of which consist solely of Subordinated Debentures and payments thereunder, and the respective Guarantee of its Bank Holding Company. Fund Shares, when issued, will be fully paid and non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting.

     The Fund will apply to list the Fund Shares on the AMEX.

     Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Since the market value of the Fund Shares will be determined by such factors as relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that the Fund Shares will trade at a price higher than net asset value in the future. The Fund Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

                             FUNDAMENTAL POLICIES

     The Fund has adopted the following fundamental policies. The Fund will not:

 .    sell short, purchase on margin, or write put and call options;
 .    borrow money;
 .    issue senior securities;
 .    underwrite securities of other issuers, except to the extent the Fund may be deemed to be underwriting the underlying Preferred Securities;
 .    purchase or sell real estate or commodities;
 .    make loans; or
 .    concentrate its investments in any particular industry or group of industries, except the Fund intends to invest substantially all of its assets in Preferred Securities issued by three Bank Trust entities.

     Neither these fundamental policies nor the investment objective of the Fund can be changed without the vote of a majority of the outstanding Fund Shares. A majority of the outstanding Fund Shares means: (i) 67% or more of the Fund Shares present at a shareholder meeting, if the holders of more than 50% of the Fund Shares are present or represented by proxy; or (ii) more than 50% of the Fund Shares, whichever is less. Unless expressly designated as fundamental, all other policies of the Fund may be changed by the Board of Trustees without your approval.

                            [FLOW OF FUNDS DIAGRAM]

                                 RISK FACTORS

     In addition to the other information contained in this Prospectus and the Statement of Additional Information, you should consider carefully the risk factors described below in evaluating your decision to invest in the Fund.

RISK FACTORS RELATED TO THE FUND

     The following risk factors relate specifically to the structure of the Fund, any may therefore have a significant impact upon an investment in the Fund
Shares:

     LACK OF DIVERSITY AND CONCENTRATION OF RISK. The Fund will invest all of the net proceeds of the Offering in Preferred Securities issued by the three bank Trusts which are affiliated with and controlled by (and consequently the payment of distributions and principal will be made by) the three Bank Holding Companies located in Southeast Florida, Southwest Florida and central Texas. Each Bank Trust will hold as its sole asset the Subordinated Debentures issued by its corresponding Bank Holding Company. Consequently, in contrast to the shares of a more diversified and/or less concentrated investment company, the Fund Shares will be particularly susceptible to local economic, political and regulatory changes and occurrences in each Bank Holding Company's limited geographic markey area. See "--Risk Factors Related to the Bank Holding Companies -- Geographic and Loan Concentration; Significance of Local Economic Conditions" below.

     CLOSED-END STRUCTURE AND ABSENCE OF ESTABLISHED PUBLIC MARKET FOR FUND SHARES. The Fund is a closed-end investment company and as such you will not have the right to cause the Fund to redeem your Fund Shares. Instead, you will only be able to sell your Fund Shares in secondary transactions. Because the Fund is newly organized, there is no established secondary market for the Fund Shares. The Fund has applied for the listing of the Fund Shares on the AMEX under the trading symbol "____". However, if and when approved for listing, there is no assurance that any market for the Fund Shares will develop or that, if any market for the Fund Shares develops, it will be maintained or liquid enough for you to sell your Fund Shares at all or at any particular price.

     NO PRIOR HISTORY. The Fund is newly organized and therefore has no prior history upon which prospective investors can evaluate its performance. In addition, the investment manager has no previous experience in managing similar closed-end funds.

RISK FACTORS RELATED TO THE PREFERRED SECURITIES

     The following risk factors relate specifically to the Preferred Securities to be held by the Fund, and may therefore have a significant impact on the value of the Fund Shares:

     RANKING OF SUBORDINATED DEBENTURES AND GUARANTEES. The Subordinated Debentures and the Guarantees issued by the Bank Holding Companies are unsecured and rank subordinate and junior in right of payment to all senior debt, subordinated debt and additional senior obligations issued by the Bank Holding Companies. Neither the Indentures, the Guarantees nor the Trust Agreements to which the Bank Holding Companies are a party place any limitations on the amount of secured or unsecured debt, including senior debt, subordinated debt and additional senior obligations, that may be incurred by each Bank Holding Company at any time in the future.

     OPTION TO DEFER INTEREST PAYMENTS; TAX CONSEQUENCES. The Bank Holding Companies have the right under the Indenture to defer payment of interest on the Subordinated Debentures (and consequently defer distributions on the Preferred Securities and the Fund Shares) at any time, or from time to time, for a period of up to 20 consecutive quarterly periods (each an "Extension Period"), provided that no Extension Period may extend beyond the stated maturity of the Subordinated Debentures. There is no limitation on the number of times that the Bank Holding Companies may elect to begin a new Extension Period. During any such Extension Period, interest on the Subordinated Debentures, distributions on the Preferred Securities and distributions on the Fund Shares will not be paid but will continue to accrue and compound quarterly. Consequently, even if you are a cash basis taxpayer, during any Extension Period, you will still be required to recognize the accrued but unpaid distributions as taxable income (in the form of original issue discount) even though no cash will actually be paid during that year. Furthermore, a deferral may negatively impact the market price for the Fund Shares.

     DEFAULT BY ONE OR MORE OF THE BANK HOLDING COMPANIES. The Fund is a non-diversified closed-end investment company investing all of the net proceeds of the Offering in Preferred

Securities issued by the three Bank Trusts which are affiliated with and controlled by (and consequently the payment of distributions and principal will be made by) the three Bank Holding Companies. Accordingly, a default by even one of the Bank Holding Companies on its obligations under the Subordinated Debentures or the Guarantee will have a material adverse effect on the value of the Fund Shares.

     LIMITED RIGHTS UNDER THE GUARANTEE. The Guarantee will be issued by each Bank Holding Company directly to the Fund and provide the Fund with the right to institute a legal proceeding directly against the Bank Holding Company to enforce its rights under the Guarantee without first instituting a legal proceeding against its respective Bank Trust, State Street Bank as the Guarantee Trustee or any other person or entity. However, the Fund has very limited rights under the Guarantee as the Guarantee only requires the Bank Holding Companies to guarantee distributions on their Preferred Securities to the extent their respective Bank Trusts have legally available funds on hand at such time. The Bank Trusts have no assets other than the Subordinated Dentures and consequently maintain no regular funds as all interest payments on the Subordinated Debentures immediately pass through the Bank Trusts to the Fund as distributions on the Preferred Securities.

     Therefore, in the event that any of the Bank Holding Companies default on their obligation to pay any amounts payable under the Subordinated Debentures to their respective Bank Trust, then, because such Bank Trust will possess no funds for distribution to the Fund as a result of such default, the Bank Holding Companies will have no obligation to the Fund under the Guarantee. See "Relationship Among the Preferred Securities, the Subordinated Debentures and the Guarantee" in the Statement of Additional Information.

     EACH BANK HOLDING COMPANY'S OPTION TO REDEEM SUBORDINATED DEBENTURES. Each Bank Holding Company, at its sole discretion, can redeem its Subordinated Debentures, in whole or in part, on or after the date five years from the date of issuance. In addition, each Bank Holding Company has the right to redeem the Subordinated Debentures at any time in whole (but not in part) within 180 days following the occurrence of a Capital Event, Tax Event or Investment Company Event (each as defined below). Any such redemption of Subordinated Debentures will cause a mandatory redemption of a proportionate amount of Preferred Securities. If this were to occur, it would most likely result in a distribution of principal to the Fund's shareholders and a reduction in the amount of each ongoing quarterly distribution. In addition, the Fund's investment portfolio would be even less diversified.

     "Capital Event" means the receipt of an opinion of counsel experienced in such matters that the Bank Holding Companies cannot, or will not be permitted by the applicable regulatory authorities to, account for the Preferred Securities as Tier 1 capital under the capital guidelines or policies of the applicable bank regulatory authorities.

     "Tax Event" means the receipt of an opinion of counsel experienced in such matters that: (i) income received or accrued by the Bank Trusts from the Subordinated Debentures is subject to United States federal income tax; (ii) interest paid by the Bank Holding Companies on the Subordinated Debentures is not deductible in whole or in part by the Bank Holding Companies for

United States federal income tax purposes; or (iii) the Bank Trusts will become subject to more than a minimal amount of other taxes, duties or other government charges.

     "Investment Company Event" means the receipt of an opinion of counsel experienced in such matters that the Bank Trusts are or will be considered "investment companies" that are required to be registered under the 1940 Act.

     EXCHANGE OF SUBORDINATED DEBENTURES FOR PREFERRED SECURITIES; TAX CONSEQUENCES. Each of the Bank Holding Companies will have the right at any time to terminate its respective Bank Trust and, after satisfaction of claims of creditors of that Bank Trust, to cause its Subordinated Debentures to be distributed to the Fund in exchange for the Preferred Securities.

     Under current United States federal income tax law, and assuming, as anticipated by management of the Bank Holding Companies, that the Bank Trusts will be classified as grantor trusts and not as associations taxable as corporations, a distribution of Subordinated Debentures in exchange for the Preferred Securities upon the dissolution of a Bank Trust would not be a taxable event to the Fund or to you, as a shareholder of the Fund. If, however, the Bank Trusts were classified as associations taxable as corporations, the distribution of the Subordinated Debentures in exchange for the Preferred Securities would constitute a taxable event to the Bank Trusts, the Fund and to you, as a shareholder of the Fund.

     SUBORDINATED DEBENTURES, PREFERRED SECURITIES AND GUARANTEE NOT INSURED. While the Preferred Securities and the Subordinated Debentures represent a loan to the Bank Holding Companies, neither the Preferred Securities, the Subordinated Debentures nor the Guarantee are federally insured by the Federal Deposit Insurance Corporation or any other state or federal governmental agency.

RISK FACTORS RELATED TO THE BANK HOLDING COMPANIES

     The following risk factors relate specifically to the Bank Holding Companies, and may therefore have a significant impact on the value of the Fund
Shares:

     GEOGRAPHIC AND LOAN CONCENTRATION; SIGNIFICANCE OF LOCAL ECONOMIC CONDITIONS. While each of the Bank Holding Companies services different geographic markets, they are each geographically concentrated in their respective markets and are thus subject to changing economic conditions in such geographic markets.

     FirstBancorp, Inc. services Naples, Florida which is on the southwest coast of Florida and the Florida Keys. As of March 31, 1999, approximately 90% of FirstBancorp, Inc.'s loans were classified as real estate and mortgage loans. Consequently, FirstBancorp, Inc. is subject to adverse changes in the Florida real estate market and particularly the real estate market of Naples and the Florida Keys. Furthermore, being located in Florida and particularly the Florida Keys, collateral for loans and bank branches may be materially affected by extreme weather conditions such as hurricanes.

     Similarly, First Southern Bancorp, Inc. services Palm Beach County and Broward County, Florida with branches in cities such as Boca Raton and Ft. Lauderdale, Florida which are on the southeast coast of Florida. As of March 31, 1999, approximately 75% of First Southern Bancorp, Inc.'s loans were classified as real estate loans, the majority of which are commercial real estate. Consequently, like FirstBancorp, Inc., First Southern Bancorp, Inc. is also subject to adverse changes in the Florida real estate market but is instead particularly affected by the real estate market along the southeast coast of Florida as opposed to the southwest coast. Furthermore, as with FirstBancorp, Inc., First Southern Bancorp, Inc.'s loan collateral and branches may be materially affected by extreme weather conditions such as hurricanes.

     Central Community Corporation services markets in central Texas including the greater Austin metropolitan area and maintains its headquarters in Temple, sixty miles north of Austin. As of March 31, 1999, approximately 51% of Central Community Corporation's loans were classified as real estate and mortgage loans. As a result, adverse changes in the general economic conditions and real estate market of central Texas may have an adverse effect on Central Community Corporation.

     DEPENDENCE ON SENIOR MANAGEMENT. Each Bank Holding Company's growth and development to date has been largely a result of the contributions of certain of their respective senior executive officers, particularly the chief executive officers. Because the Bank Holding Companies are each relatively small bank holding companies, they do not possess the depth of senior management found within their larger competitors. Consequently, the loss of the services of any one or more of such individuals could have a material adverse effect on such Bank Holding Company's business and development. There is no assurance that replacements for any of such officers could provide the same leadership.

     STATUS OF THE BANK HOLDING COMPANIES. Because the Bank Holding Companies are holding companies, the right of a Bank Holding Company to participate in any distribution of assets of any of its subsidiaries from dividends or upon such subsidiary's liquidation or reorganization or otherwise (and thus the ability of the Fund to benefit indirectly from such distribution) is subject to the prior claims of creditors of that subsidiary (including depositors), except to the extent that the Bank Holding Company may itself be recognized as a creditor of that subsidiary. Accordingly, the Preferred Securities will be effectively subordinated to all existing and future liabilities of the Bank Holding Companies' subsidiaries, and the Fund will look only to the assets of the Bank Holding Companies for payments on the Preferred Securities. None of the Guarantee, the Indenture, or the Trust Agreement places any limitation on the amount of secured or unsecured debt that may be incurred by the Bank Holding Companies' subsidiaries in the future.

     FLUCTUATIONS IN PROFITABILITY OF THE BANK HOLDING COMPANIES AND BANKS.
Each Bank Holding Company is primarily a holding company with no material business operations, or sources of income or assets of its own other than the shares of its subsidiaries. The Bank Holding Companies rely primarily on dividends from such subsidiaries to meet their obligations for payment of principal and interest on their outstanding debt obligations, if any, and corporate expenses. Accordingly, each Bank Holding Company's operating results may fluctuate substantially from period to period as a result of a number of factors affecting its subsidiaries, including the volume of loan production, interest rates and risk of credit losses. Further, each Bank Holding Company's subsidiaries are separate and distinct legal entities and have no obligation, contingent or otherwise to make any funds available to the Bank Holding Companies, whether in the form of loans, dividends or otherwise. There are also regulatory limitations on each Bank's ability to make loans or distributions or pay dividends to its Bank Holding Company. See "Supervision and Regulation of the Bank Holding Companies" in the Statement of Additional Information. Consequently, there is no assurance that each subsidiary bank will, at all times, be in a position to make dividends or other distributions to its respective Bank Holding Company in an amount sufficient for such Bank Holding Company to service its respective Subordinated Debentures or for its Bank Trust to pay the distributions due on the Preferred Securities.

     Each Bank's profitability is dependent to a large extent on its net interest income, which is the difference between its income on interest-earning assets and its expense on interest-bearing liabilities. The Banks, like most financial institutions, are affected by changes in general interest rate levels and by other economic factors beyond their control. Interest rate risk arises in part from the mismatch (i.e., the interest sensitivity gap) between the dollar amount of repricing or maturing interest earning assets and interest bearing liabilities, and is measured in terms of the ratio of the interest rate sensitivity gap to total assets. More interest earning assets than interest bearing liabilities repricing or maturing over a given time period is considered asset-sensitive and is reflected as a positive gap, and more liabilities than assets repricing or maturing over a given time period is considered liability-sensitive and is reflected as a negative gap. A liabilities-sensitive position (i.e., a negative gap) may generally enhance net interest income in a falling interest rate environment (because interest expense will generally decrease faster than interest income) and reduce net interest income in a rising interest rate environment (because interest expense will generally increase faster than interest income), while an asset-sensitive position (i.e., a positive gap) may generally enhance net interest income in a rising interest rate environment and will reduce net interest income in a falling interest rate environment. Fluctuations in interest rates are not predictable or controllable, and each Bank's asset or liability sensitive position will vary from time to time. At March 31, 1999, FirstBancorp, Inc., First Southern Bancorp, Inc. and Central Community Corporation had one year cumulative gap ratios of 0.77%, 1.02% and 0.88%, respectively. If a Bank's interest income and profitability declines due to changes in market rates of interest, its Bank Holding Company's ability to pay the Subordinated Debentures may be substantially impaired, which could make a default on the Preferred Securities more likely to occur.

     REGULATORY RESTRICTIONS UPON THE PAYMENTS OF DIVIDENDS TO THE BANK HOLDING COMPANIES. Each of the banking subsidiaries of the Bank Holdings Companies are subject to various regulatory restrictions upon the amount of dividends which they may pay to their respective Bank Holding Companies. Consequently, the inability of any banking subsidiary to pay dividends to its respective Bank Holding Company due to regulatory restrictions may have a material adverse effect on such Bank Holding Company's ability to pay interest or repay principal with respect to its Subordinated Debentures. See "Supervision and Regulation of the Bank Holding Companies" in the Statement of Additional Information.

ADDITIONAL RISK FACTORS

     See also "Additional Risk Factors" in the Statement of Additional Information for a discussion of additional risk factors associated with your investment in the Fund.


                          FORWARD LOOKING STATEMENTS

     Certain statements in this Prospectus and the Statement of Additional Information constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Bank Holding Companies or the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors" and elsewhere in this Prospectus and the Statement of Additional Information. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Bank Holding Companies, the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

                          THE BANK HOLDING COMPANIES

FIRSTBANCORP, INC., GULF COAST NATIONAL BANK AND
FIRST NATIONAL BANK OF THE FLORIDA KEYS

GENERAL

     FirstBancorp, Inc. ("FirstBancorp") was incorporated under the laws of Florida in February 1988 as a bank holding company registered under the Bank Holding Company Act of 1956 for the purpose of holding all the shares of First National Bank of the Florida Keys. FirstBancorp, headquartered in Naples, Florida, operates two-wholly owned subsidiary banks, First National Bank of the Florida Keys, Marathon, Florida and Gulf Coast National Bank, Naples, Florida. FirstBancorp's only significant business activity is the ownership and supervision of the two banks. As of March 31, 1999, FirstBancorp had total consolidated assets of approximately $341 million, net loans of approximately $233 million, deposits of approximately $288 million and shareholders' equity of approximately $18.4 million.

     First National Bank was incorporated as a nationally-chartered bank in Marathon, Florida in 1977 under the name "First National Bank of Marathon". The name was changed to "First National Bank of the Florida Keys" in 1982 to reflect its growth and expansion throughout the Florida Keys. As of March 31, 1999, the bank had total assets of $165 million.

     Gulf Coast National Bank was incorporated as a nationally-chartered bank in Naples, Florida in 1995. This has allowed FirstBancorp to expand into the faster-growing Collier County market. FirstBancorp moved its corporate headquarters to Naples in 1995. As of March 31, 1999, the bank had total assets of $181 million.

     FirstBancorp, through it's two subsidiary banks, offers a range of banking services including residential mortgage, consumer, commercial and real estate construction lending to customers in their market areas. The banks also offer a variety of deposit programs to individuals and small businesses at interest rates consistent with local market conditions. In addition, the banks offer individual retirement accounts, safe deposit and night depository facilities. Statement imaging, Internet banking and a website are new services anticipated to be introduced in 1999. The banks do not offer trust services.

MARKET

     First National Bank and Gulf Coast National Bank maintain the following banking locations in Monroe and Collier Counties, respectively:

                  FirstBancorp Banking Locations/Market Share
                  -------------------------------------------

                                                 No. of          County          Deposit Market
 Bank                 County        City        Offices       Population(1)    Share by County(2)
 -----------------   --------   ------------   ----------   -----------------  ------------------
 First National       Monroe                                     78,024               9.84%
 Bank of the                     Marathon          2
 Florida Keys                    Key West          2
                                 Islamorada        1
 Gulf Coast           Collier    Naples            4             199,436              3.12%
 National Bank

_________________________________________________________
(1) Source: 1990 U.S. Census Bureau
(2) Source: FDIC Internet Site. As of June 30, 1998.

     Each bank's primary service area encompasses the county in which it is headquartered. First National Bank serves Monroe County which includes the Florida Keys. The economy is primarily based on tourism and service-related businesses. First National Bank has five offices spread throughout the county. The bank has two offices in Marathon including its main office. Marathon is the major population center in the middle keys with a population of approximately 8,900. According to the Florida Bankers Association December 31, 1998 Branch Deposit Report, First National is the largest bank in the middle keys with an approximate 38% deposit market share as of December 31, 1998. The bank has two offices in Key West. Key West is the largest city in the county with a population of approximately 25,000. The bank had a 7.1% deposit market share as of December 31, 1998. The bank operates one office in Islamorada, located in the upper keys, with a 11.25% deposit market share as of December 31, 1998.

     Gulf Coast National Bank serves Collier County including the City of Naples and its surrounding unincorporated areas. The bank has four branches in Naples. FirstBancorp anticipates the bank will open its fifth office on Marco Island in late 1999. The bank is the largest independent community bank in Collier County with 3.12% market share, as noted above. The economy is predominantly based on tourism, building construction, retail trade, service-related businesses and agriculture. The Economic Development Council of Collier County reports that Collier County has the highest median family income in Florida.

BUSINESS STRATEGY

     FirstBancorp has historically pursued a strategy of growth through internal expansion and branching while maintaining asset quality. First National Bank has five offices covering the main population centers in Monroe County. Recognizing that long-term growth in Monroe County would be steady but regulated by governmental and land use constraints, the forming of Gulf Coast National Bank as a de novo bank in Naples has expanded FirstBancorp's opportunities into one of the fastest growing and most affluent markets in Florida. With the opening of the Marco Island Office, Gulf Coast National Bank will have opened five major offices in only four years and established its core branch network for Collier County. FirstBancorp believes that expanding its branch network diversifies risk, expands its loan portfolio and enhances revenue growth.

     FirstBancorp may periodically consider establishing branches or other business facilities in new market areas and expanding into new lines of business based upon such factors FirstBancorp deems appropriate.

LOAN PORTFOLIO

     Through the banks, FirstBancorp offers a range of lending services including residential and commercial real estate, consumer and commercial loans, to individuals, corporations and small businesses located in the banks' market areas.

     As of March 31, 1999, the banks' consolidated loan portfolio consisted of the following types and amounts of loans:

                                                         Loan Portfolio as of March 31, 1999
                                                      -----------------------------------------
                                                          Amount ($)         Percentage (%) of
Loan Type                                               (in thousands)        Total Portfolio
------------                                          -------------------   -------------------
Commercial and Industrial                                    14,226                 6.1
Real Estate-Construction and Land Development                37,483                15.9
Real Estate-Residential                                     106,483                45.3
Real Estate-Farmland                                              -                   0
Real Estate-Commercial                                       68,480                29.1
Agricultural Loans                                            1,676                 0.7
Consumer Loans                                                6,011                 2.6
Other Loans                                                     724                 0.3
                                                            -------             -------
   Gross Loans                                              235,083                 100
      Plus:  Unamortized Loan Costs - Net                       306
      Less:  Allowance for Loan Losses                       (2,057)
                                                            -------
   Net Loans                                                233,332

LENDING POLICY

     The banks seek to make loans that meet the needs of the communities they serve while making a profit that enhances future operations and increases franchise value. The banks give primary consideration to existing or potential customers with economic interests in their market areas. The interest rates charged on loans vary with the degree of risk, maturity and amount of the loan, and are further subject to competitive pressures, money market rates, availability of funds and government regulations.

     The banks emphasize the making of residential real estate, commercial real estate, and construction and land development real estate loans which comprised 90.3% of the loan portfolio as of March 31, 1999. The banks also originate residential loans for sale to the secondary market. The banks establish and implement policies within certain established guidelines, including lending authority of officers. Each bank periodically monitors its loan portfolio to identify areas of concern and enable management to take corrective action when necessary. Lending officers and the banks' boards of directors meet periodically to review all past due loans, the status of large loans and certain other matters. Individual lending officers are responsible for reviewing collection of past due amounts and monitoring changes in the financial status of borrowers. FirstBancorp retains an outside consultant to conduct a semi-annual credit review at each bank.

     FirstBancorp's nonperforming assets increased from $570,000 at December 31, 1998 to $2.2 million at March 31, 1999. This increase in FirstBancorp's nonperforming assets is primarily related to a single customer, multiple loan relationship with a total principal value of approximately $1.4 million. FirstBancorp believes that it will not incur any material loss on the loans.

DEPOSITS

     The principal source of funds for the banks are core deposits consisting of demand deposits, interest-bearing transaction accounts (NOW), money market accounts, savings accounts and certificates of deposit. As of March 31, 1999, the banks' consolidated deposits consisted of the following type and percentage:

                                        Deposits as of March 31, 1999
                                  ----------------------------------------------
                                       Amount ($)            Percentage (%) of
Deposit Type                         (in thousands)              Deposits
----------------                  ---------------------    ---------------------
Non-Interest Bearing Demand
Deposits                                 54,921                    19.1
Interest Bearing Deposits                49,775                    17.3
Savings Deposits                         83,982                    29.1
Certificates of Deposit                  99,420 (1)                34.5
                                       --------                --------
     Total Deposits                     288,099                     100

________________________________
(1) Includes $58.1 million of certificates of deposit over $100 thousand.

     As of March 31, 1999, the banks had no brokered deposits.

     Deposit rates can be changed daily by senior management. Management believes the rates the banks offer are competitive with but typically lower than those offered by certain other institutions in the banks' market areas. FirstBancorp focuses on customer service, rather than high rates, to attract and retain deposits.

INVESTMENT PORTFOLIO

     As of March 31, 1999, the banks' consolidated investment portfolio consisted of the following types and amounts of securities:

                                                            Investments as of March 31, 1999
                                                       ------------------------------------------

                                                         Amount ($)(1)          Percentage (%)
Investment Type                                          (in thousands)         of Investments
-------------------------------------                  -------------------    -------------------
U.S. Treasury Securities                                      2,003                   4.9
U.S. Government Corporations and Agencies                    23,645                  57.6
U.S. Agency Mortgage-Backed Securities                        5,793                  14.1
Collateralized Mortgage Obligations                           7,910                  19.3
State and Political Subdivision Obligations                      90                   0.2
Equity Securities                                             1,618                   3.9
                                                       -------------------    -------------------
     Total Investments                                       41,059                   100

______________________________
(1) Excludes net unrealized
    appreciation of $26 thousand.

     As of March 31, 1999, $3.1 million had a remaining maturity less than one year, $8.6 million had a remaining maturity of one to five years, and $27.7 million had a remaining maturity of over five years. The $1.6 million equity securities have no maturity date.

COMPETITION

     The banking business in Florida is highly competitive, both for making loans and attracting deposits, and is dominated by a number of major bank holding companies which have numerous offices and affiliates operating over wide geographic areas. The banks compete for business with these institutions as well as with other local community banks, savings and loan associations, credit unions, brokerage firms, finance companies, mutual funds, mortgage companies, insurance companies and other financial intermediaries. This competition is based upon interest rates offered on deposit accounts, interest rates charged on loans and other credit and service charges, the quality and scope of the services rendered and the convenience of banking facilities.

     Many of these large bank holding company competitors have greater resources and lending limits and may offer certain services, such as trust services, that the banks do not currently provide. In addition, many non-bank competitors are not subject to the same extensive federal regulations that govern bank holding companies and federally insured banks.

     Management believes that FirstBancorp and the banks are positioned to compete in their primary market areas by following a community banking strategy that emphasizes commitment and involvement in each primary market area, local and prompt decision-making and offering quality personalized banking services.

PROPERTIES

     FirstBancorp's corporate office and main banking office of Gulf Coast National Bank are both in the Gulf Coast National Bank Building located at 3838 Tamiami Trail North, Naples, Florida. This is a 40,000 square foot, four-story condominium office building. The bank owns the first two floors with approximately 20,000 square feet. The bank also owns all of the land and buildings for its Pine Ridge Road and Airport Road offices. The North Naples office operates in a temporary facility while a permanent 35,000 square foot, three-story condominium office building is completed this fall. The bank will own approximately 7,000 square feet on the first floor. The land for the future Marco Island Office is currently under contract.

     First National Bank of the Florida Keys' main Marathon Shores office is located at 12640 Overseas Highway in Marathon, Florida. The land and two-story 10,000 square foot building are owned and operated by the bank. The bank also owns the land and buildings for its second Marathon office and Kennedy Drive office in Key West. The Duval Office in Key West is owned as a condominium unit. The Islamorada office leases its space under a long-term operating lease.

EMPLOYEES

     As of March 31, 1999, FirstBancorp and the banks had 117 full-time and nine part-time employees.

LEGAL PROCEEDINGS

     While FirstBancorp and the banks are from time to time parties to various legal proceedings arising in the ordinary course of business, management believes that there are currently no proceedings pending against FirstBancorp or the banks that will, individually or in the aggregate, have a material adverse effect on the consolidated financial condition of FirstBancorp.

SELECTED CONSOLIDATED FINANCIAL DATA

     The following information summarizes certain selected consolidated financial information of FirstBancorp as of and for its fiscal years ended December 31, 1996, 1997 and 1998 and for the three months ended March 31, 1999. For a more complete overview, please refer to FirstBancorp's full financial statements and the notes thereto in the Statement of Additional Information. Historical financial information is not necessarily indicative of results of operations for any future period or financial condition as of any future date.

                              FIRSTBANCORP, INC.
                     SELECTED CONSOLIDATED FINANCIAL DATA
                     ------------------------------------
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                               THREE MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                               MARCH 31, 1999(1)       1998(2)        1997(2)        1996(2)
                                                               ------------------    -----------    -----------    -----------
SELECTED RESULTS OF OPERATIONS:
     Interest income........................................          $    5,931     $   20,592     $   17,524     $   13,385
     Interest expense.......................................               2,550          9,544          8,437          5,946
          Net interest income...............................               3,381         11,048          9,087          7,439
     Provision for loan losses..............................                 135            585            474            432
     Noninterest income.....................................                 833          3,707          2,903          2,007
     Noninterest expenses...................................               3,078         10,194          8,595          7,366
     Income before income taxes.............................               1,001          3,976          2,922          1,648
          Net income........................................                 696          2,492          1,832            904
PER COMMON SHARE:
     Earnings per common share-basic........................          $     0.42     $     1.53     $     1.12     $     0.57
     Earnings per common share-diluted......................          $     0.40     $     1.44     $     1.08     $     0.56
     Cash Dividends declared................................          $        0     $        0     $        0     $        0
     Book value per share...................................          $    11.15     $    10.89     $     9.48     $     8.36
     Average common share outstanding-basic.................           1,647,418      1,631,050      1,630,998      1,583,051
     Average common shares outstanding-diluted..............           1,743,839      1,727,471      1,699,767      1,618,212
SELECTED BALANCE SHEET DATA:
     Total assets...........................................          $  341,072     $  310,527     $  254,312     $  199,609
     Securities available for sale..........................              41,085         22,303         23,201         18,331
     Investment securities held to maturity.................                   0              0              0              0
     Loans held for sale....................................                 934          1,970          1,669            606
     Loans receivable, net..................................             233,332        225,563        179,121        144,602
     Reserve for loan losses................................               2,057          1,896          1,415          1,156
     Deposits...............................................             288,099        260,999        216,434        174,878
     FHLB advances and other borrowings.....................              26,802         25,922         16,574          5,601
     Stockholders' equity...................................              18,364         17,720         15,218         13,031
     Loan to deposit ratio..................................               81.70%         87.15%         83.41%         83.34%
PERFORMANCE RATIOS:(3)
     Return on average assets...............................                0.84%          0.90%          0.80%          0.57%
     Return on average equity...............................               15.54%         15.10%         13.09%          6.96%
     Net interest margin-taxable equivalent.................                4.86%          4.88%          4.69%          4.65%
     Equity to assets.......................................                5.38%          5.70%          5.98%          6.53%
     Efficiency ratio.......................................               73.04%         70.73%         72.91%         77.83%
ASSET QUALITY DATA:
     Nonperforming loans....................................          $    1,869     $      239     $      506     $      424
     Other real estate owned (OREO).........................                 331            331            835            375
     Nonperforming assets...................................               2,200            570          1,341            799
     Nonperforming loans/total loans........................                0.79%          0.11%          0.28%          0.29%
     Nonperforming assets/total loans + OREO................                0.93%          0.25%          0.74%          0.55%
     Reserve for loan losses/total loans....................                0.87%          0.83%          0.78%          0.79%
     Reserve for loan losses/nonperforming loans............              110.06%        793.31%        279.64%        272.64%
     Reserve for loan losses/nonperforming assets...........               93.50%        332.63%        105.51%        144.68%
     Ratio of net charge-offs to average loans..............                0.00%          0.05%          0.13%          0.09%
EARNINGS TO FIXED CHARGE COVERAGE RATIOS: (4)
     Excluding interest on deposits.........................                3.58X          4.49X          5.66X          4.59X
     Including interest on deposits.........................                1.41X          1.42X          1.35X          1.28X
CAPITAL RATIOS:
     Leverage ratio.........................................                5.49%          5.86%          6.22%          6.91%
     Tier 1 capital (to risk-weighted assets)...............                8.38%          8.41%          9.04%          9.76%
     Total capital (to risk-weighted assets)................                9.32%          9.31%          9.88%         10.63%

______________________________________
(1) Compiled from unaudited financial statements.
(2) Compiled from audited financial statements.
(3) Annualized for interim period.
(4) The consolidated ratio of earnings to fixed charges has been computed by dividing income before tax plus fixed charges by fixed charges. Fixed charges represent all interest expense and the interest factor in rent expense (ratios are presented both excluding and including interest on deposits). Interest expense (other than on deposits) includes interest on federal funds purchased and securities sold under agreements to repurchase, Federal Home Loan Bank advances, and other borrowed funds.

[MAP REPRESENTING LOCATIONS OF BANKING OFFICES FOR GULF COAST NATIONAL BANK AND FIRST NATIONAL BANK OF THE FLORIDA KEYS]

FIRST SOUTHERN BANCORP, INC. AND FIRST SOUTHERN BANK


GENERAL

     First Southern Bank opened as a Florida State chartered Federal Reserve member bank in Boca Raton in September of 1987. In April of 1995 the bank's shareholders voted to form First Southern Bancorp, Inc. (the "FSB Holding Company") a bank holding company that currently owns approximately 98% of First Southern Bank stock. Subsequently, First Southern Bank Realty Corp, a real estate subsidiary was formed to hold branch sites owned by the FSB Holding Company and leased to the bank.

     As of March 31, 1999, First Southern Bank had total assets of approximately $149.7 million, net loans of approximately $95.2 million, deposits of approximately $128.6 million and shareholders' equity of approximately $8.5 million.

     The FSB Holding Company, through First Southern Bank's six branches in Florida, offers a broad range of bank related services. First Southern Bank performs banking services customary for full service community banks of similar size for customers primarily in Palm Beach and Broward counties. These services include the making of personal and commercial loans, the furnishing of personal and commercial checking accounts and the receipt of demand and time deposit accounts. An emphasis has been placed upon small to medium size business transactions as well as professionals, (e.g., physicians, attorneys and CPAs).

MARKET

     The primary service area for each branch is a 5-10 mile radius around each of the six branches of First Southern Bank. First Southern Bank maintains the following six branch locations in the highly populated counties of Palm Beach and Broward in Southeast Florida:

                             First Southern Bank Banking Locations/Market Share
                             --------------------------------------------------
   County           City        No. of Offices   County Population (1)   Deposit Market Share by County (2)
------------  ----------------  ---------------  ---------------------   ----------------------------------
Palm Beach    Boca Raton               3                 863,518                     Less than 1%
Broward       Coral Springs            1               1,255,488                     Less than 1%
              Lighthouse Point         1
              Fort Lauderdale          1

__________________________________________
(1) Source: 1990 U.S. Census Bureau
(2) Source: FDIC Internet Site. As of June 30, 1998.


     Broward County's economic base has historically had a large tourism component. Broward County has also experienced economic growth in various other industries, including the retail and services sectors.

     Recent population and job growth of Palm Beach County has been significant, with current population estimated to be over one million. According to the Florida Department of Labor, Palm Beach County added 17,900 non-agricultural jobs from December 1997 to December 1998, an increase of 4.1%. According to the Business Development Board of Palm Beach County, among Palm Beach County's leading industry sectors are medical pharmaceutical/health care; aerospace and engineering; business/financial/headquarters services; agribusiness; and computers/information technology.

     Broward and Palm Beach Counties have an extensive network of banks, savings and loan, commercial bank offices and other institutions. However, bank mergers and acquisitions during recent years have reduced the number of institutions, and management feels that this consolidation has caused many customers to explore local community banks as a viable alternative to more impersonal money center banks.

BUSINESS STRATEGY

     The FSB Holding Company's business strategy is to grow the institution while maintaining high asset quality. The FSB Holding Company will continue to seek available locations in Palm Beach and Broward Counties, and possibly northern Miami-Dade County, in markets not overly populated by other community banking organizations.

LOAN PORTFOLIO

     First Southern Bank provides a broad range of commercial and retail lending services to corporations, partnerships, and individuals, including commercial business loans, commercial and residential real estate construction and mortgage loans, consumer loans, revolving lines of credit, letters of credit and accounts receivable financing.

     As of March 31, 1999, First Southern Bank's loan portfolio consisted of the following types and amounts of loans:

                                                   Loan Portfolio as of March 31, 1999
                                                   -----------------------------------
                                                Amount ($)    Percent (%) of Total Portfolio
Loan Type                                     (in thousands)
---------                                     --------------  ------------------------------
Commercial and Industrial                             19,952              20.7
Real Estate -- Construction and Development            3,358               3.5
Real Estate -- Residential                            12,834              13.3
Real Estate -- Farmland                                    0               0.0
Real Estate -- Commercial                             53,803              55.7
Agricultural Loans                                         0               0.0
Consumer                                               6,454               6.7
Other                                                    105               0.1
                                              --------------        --------------
     Gross Loans                                      96,506               100
         Less:  Unearned Income                          (41)
         Less:  Allowance for Loan Losses             (1,291)
                                              --------------
    Net Loans                                         95,174


LENDING POLICY

     Certain credit risks are inherent in making loans. These include repayment risks, risks resulting from uncertainties in the future value of collateral, risks resulting from changes in economic and industry conditions, and risks inherent in dealing with individual borrowers. In particular, longer maturities increase the risk that economic conditions will change and adversely affect collectibility.

     First Southern Bank attempts to minimize loan losses through various means and uses standardized underwriting criteria. In particular, First Southern Bank generally relies on the cash flow of a debtor as the primary source of repayment, outside cash flow and liquidity sources of the guarantor as a secondary source, and the value of the underlying collateral as the tertiary source of repayment.

     First Southern Bank addresses repayment risks by adhering to internal credit policies and procedures. These policies and procedures include officer and customer lending limits, a multi-layered loan approval process for larger loans, periodic documentation examination, and follow-up procedures for any exceptions to credit policies. The point in First Southern Bank's loan approval process at which a loan is approved depends on the size of the borrower's credit relationship with First Southern Bank. Individual lenders may approve credits up to $100,000 with a concurrent signature of the chief credit analyst. The chief lending officer can approve loans up to $500,000 and the President can approve loans up to $750,000. Loans which exceed $750,000 must be approved by the board of directors.

     The FSB Holding Company has a continuous loan review process designed to promote early identification of credit quality problems. All loan officers are charged with the responsibility of reviewing no less than quarterly all past due loans in their respective portfolios. The bank establishes a watch list of loans to be reviewed monthly by the bank's board of directors.

DEPOSITS

     The principal sources of funds for the banks are core deposits, consisting of demand deposits, interest-bearing transaction accounts, money market accounts, savings deposits, and certificates of deposit. Transaction accounts include checking and negotiable order of withdrawal (NOW) accounts which customers use for cash management and which provide the bank with a source of fee income and cross-marketing opportunities, as well as a low cost source of funds. Certificates of deposit and savings accounts also provide a relatively stable and low cost source of funding. The largest source of deposits for the Bank is certificates of deposit. A significant portion of the Bank's certificates of deposit are in excess of $100,000. As of March 31, 1999, First Southern Bank had no brokered deposits.

     As of March 31, 1999, First Southern Bank's deposits consisted of the following types and amounts:

                                           Deposits as of March 31, 1999
                                           -----------------------------

                                        Amount ($)
Deposit Type                          (in thousands)   Percent (%) of Deposits
------------                          --------------   -----------------------
Non-interest Bearing Demand Deposits      36,392                 28.3
Interest Bearing Deposits                 40,808                 31.7
Savings Deposits                           2,542                  2.0
Certificates of Deposit                   48,878 (1)             38.0
                                       ---------                -----

Total Deposits                         $ 128,620                100%

______________________________
(1)  Includes $11.7 million of
     certificates of deposit over $100 thousand.

     Deposit rates are set monthly by senior management and the ALCO committee. Management believes that the rates offered by First Southern Bank are generally competitive with rates offered by other institutions in the bank's market areas. First Southern Bank focuses on customer service to attract and retain deposits.

INVESTMENT PORTFOLIO

     As of March 31, 1999, First Southern Bank's investment portfolio consisted of the following types and amounts:

                                                  Investments as of March 31, 1999
                                                  --------------------------------

                                               Amount ($)
Investment Type                              (in thousands)  Percent (%) of Investments
---------------                              --------------  --------------------------
U.S. Treasury Obligations                           101                    0.4
U.S. Government Corporations and Agencies        16,858                   62.7
Mortgage-backed Securities                        8,810                   32.8
Other Securities                                  1,112                    4.1
                                             --------------           --------------
Total Investments                               $26,881                    100%

COMPETITION

     The banking business in Florida is highly competitive, both for making loans and attracting deposits. First Southern Bank competes with myriad entities, consisting of, among others, other commercial banks, savings banks, savings and loan associations, credit unions, finance companies, mutual funds, insurance companies, brokerage and investment banking firms, asset based non-bank lenders, and other non-financial entities, including retail stores which may maintain their own credit programs and certain governmental organizations which may offer more favorable financing than First Southern Bank. The competition arises out of competitive interest rates, differing quality and scope of services, and the convenience of banking facilities.

     As a community banking organization, which offers a viable alternative to more impersonal money center banks, First Southern Bank has been able to compete effectively with other financial institutions, and management believes that by continuing to offer quality personalized banking services, First Southern Bank will be well positioned to compete successfully in its primary market areas.

PROPERTIES

     First Southern Bank owns its Lighthouse Point branch and currently leases its other five branch sites from unrelated third parties. First Southern Bank Realty Corp. owns a two story 14,122 square foot building in Lighthouse Point, in which the Lighthouse Point branch occupies 2,000 square feet, the bank's data center, mortgage division and accounting area occupies approximately 5,000 square feet, and the balance of such building is leased to outside tenants. The building has been fully leased since the FSB Holding Company acquired it in December of 1996. In May 1999, First Southern Bank Realty Corp. acquired a 9,500 square foot building in North Palm Beach, which will be renovated for a 4,000 square foot branch site and the balance of the building will be leased to outside tenants. Additionally, the Realty Corp. is under contract to acquire a tract of land in Boynton Beach that will be housing a branch and operations/commercial loan center. It is anticipated that the North Palm Beach location will be operational by the fourth quarter of 1999, while the Boynton Beach facility will not be fully operational until the second quarter of 2000.

EMPLOYEES

     As of March 31, 1999, the FSB Holding Company and First Southern Bank had 55 full-time and 11 part-time employees.

LEGAL PROCEEDINGS

     In the ordinary course of operations, the FSB Holding Company and First Southern Bank are parties to various legal proceedings. Management does not believe that there is any pending or threatened proceeding against the FSB Holding Company or First Southern Bank which if determined adversely, would have a material effect on the business, results of operations, or financial position of the FSB Holding Company or First Southern Bank.

SELECTED CONSOLIDATED FINANCIAL DATA

     The following information summarizes certain selected consolidated financial information of the FSB Holding Company as of and for its fiscal years ended December 31, 1996, 1997 and 1998 and for the three months ended March 31, 1999. For a more complete overview, please refer to FSB Holding Company's full financial statements in the Statement of Additional Information. Historical financial information is not necessarily indicative of results of operations for any future period or financial condition as of any future date.

                         FIRST SOUTHERN BANCORP, INC.

                     SELECTED CONSOLIDATED FINANCIAL DATA
                     ------------------------------------
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                        THREE MONTHS ENDED         YEAR ENDED DECEMBER 31,
                                                        MARCH 31, 1999 (1)   1998 (2)     1997 (2)     1996 (2)
                                                        ------------------  ---------    ---------    ---------
SELECTED RESULTS OF OPERATIONS:
     Interest income..................................            $  2,428  $   8,904    $   7,686    $   6,175
     Interest expense.................................                 945      3,448        2,899        2,656
          Net interest income.........................               1,483      5,456        4,787        3,519
     Provision for loan losses........................                  86        255          110            -
     Noninterest income...............................                 327      1,392          740          681
     Noninterest expenses.............................               1,384      4,825        4,082        3,242
     Income before income taxes.......................                 340      1,768        1,335          958
          Net income..................................                 211      1,093          848          586
PER COMMON SHARE:
     Earnings per common share-basic..................            $   0.32  $    1.71    $    1.29    $    0.90
     Earnings per common share-diluted................            $   0.30  $    1.60    $    1.23    $    0.87
     Cash Dividends declared..........................            $      0  $       0    $       0    $       0
     Book value per share.............................            $  11.70  $   11.69    $   10.02    $    8.72
     Average common share outstanding-basic...........             650,009    640,233      655,029      648,756
     Average common shares outstanding-diluted........             687,909    684,181      688,701      677,268
SELECTED BALANCE SHEET DATA:
     Total assets.....................................            $150,376  $ 129,502    $ 101,664    $  94,462
     Securities available for sale....................              25,929     21,904       17,627       20,549
     Investment securities held to maturity...........                   -          -            -            -
     Loans held for sale..............................                   -          -            -            -
     Loans receivable, net............................              95,174     81,775       66,138       52,658
     Reserve for loan losses..........................               1,291      1,245        1,066          961
     Deposits.........................................             128,464    108,021       88,614       82,741
     FHLB advances and other borrowings...............              12,990     13,061        5,690        5,172
     Stockholders' equity.............................               8,086      7,504        6,347        5,689
     Loan to deposit ratio............................               74.99%     76.85%       75.83%       64.80%
PERFORMANCE RATIOS: (3)
     Return on average assets.........................                0.64%      0.98%        0.89%        0.79%
     Return on average equity.........................               10.42%     14.62%       13.68%       11.33%
     Net interest margin-taxable equivalent...........                4.59%      4.88%        5.06%        4.46%
     Equity to assets.................................                5.38%      5.79%        6.24%        6.02%
     Efficiency ratio.................................               77.22%     71.69%       74.54%       77.06%
ASSET QUALITY DATA:
     Nonperforming loans..............................            $    403  $     405    $     603    $     417
     Other real estate owned (OREO)...................                 218        243            0          283
     Nonperforming assets.............................                 621        648          603          700
     Nonperforming loans/total loans..................                0.42%      0.58%        0.90%        0.78%
     Nonperforming assets/total loans + OREO..........                0.64%      0.92%        0.90%        1.30%
     Reserve for loan losses/total loans..............                1.34%      1.78%        1.59%        1.79%
     Reserve for loan losses/nonperforming loans......              320.35%    307.41%      176.78%      230.46%
     Reserve for loan losses/nonperforming assets.....              207.89%    192.13%      176.78%      137.28%
     Ratio of net charge-offs to average loans........                0.07%      0.10%        0.01%        0.05%
EARNINGS TO FIXED CHARGE COVERAGE RATIOS: (4)
     Excluding interest on deposits...................                2.46x      3.36x        3.21x        4.42x
     Including interest on deposits...................                1.34x      1.50x        1.43x        1.36x
CAPITAL RATIOS:
     Leverage ratio...................................                6.08%      5.84%        6.62%        6.50%
     Tier 1 capital (to risk-weighted assets).........                7.84%      8.32%        9.12%       10.05%
     Total capital (to risk-weighted assets)..........                9.09%      9.57%       10.37%       11.30%

___________________________

(1) Compiled from unaudited financial statements

(2) Compiled from audited financial statements.

(3) Annualized for interim period

(4) The consolidated ratio of earnings to fixed charges has been computed by dividing income before tax plus fixed charges by fixed charges. Fixed charges represent all interest expense and the interest factor in rent expense (ratios are presented both excluding and including interest on deposits). Interest expense (other than on deposits) includes interest on federal funds purchased and securities sold under agreements to repurchase, Federal Home Loan Bank advances, and other borrowed funds.

[MAP REPRESENTING LOCATIONS OF BANKING OFFICES FOR FIRST SOUTHERN BANK]

CENTRAL COMMUNITY CORPORATION AND FIRST STATE BANK

GENERAL

     Central Community Corporation ("CCC") was incorporated under the laws of Delaware in 1990 as a one bank holding company for the purpose of acquiring First State Bank ("First State"). First State is a Texas state nonmember bank chartered in 1909 and regulated by the Texas Department of Banking and the Federal Deposit Insurance Corporation. The existing local control investor group purchased First State in 1987 when it had total assets of approximately $4 million and relocated its main offices to the bank's current location in Temple, Texas.

     In 1996, a Delaware subsidiary of CCC was formed, FSBT, Inc., to hold 100% of the outstanding common stock of First State. As of March 31, 1999, CCC had total consolidated assets of approximately $207.8 million, net loans of approximately $135.5 million, deposits of approximately $178.0 million, and shareholders' equity of approximately $17.5 million. First State operates 12 banking offices in six contiguous central Texas counties.

     First State offers a broad range of bank and bank-related services. It performs banking services customary for full service banks of similar size for customers in their respective service areas. These services include the making of personal and commercial loans, the furnishing of personal and commercial checking accounts and the receipt of demand and time deposit accounts. The banks do not offer trust services.

     First State has grown through a combination of internal growth, the acquisition of other community banks and branches and the opening of new community banking offices. Operating under a community banking philosophy, First State seeks to develop broad customer relationships based on service and convenience. Despite the adverse economic downturn in Texas in the late 1980's, First State has been profitable with good growth every year since being acquired by the existing controlling ownership in 1987.

     Growth through acquisitions includes acquiring Salado National Bank (approximately $17 million in assets) in September, 1993; Citizens State Bank of Lometa (approximately $15 million in assets) in March, 1995; the Marlin branch of First Bank of Texas (approximately $20 million in assets) in February, 1997; and the First National Bank of Goldthwaite (approximately $22 million in assets) in February, 1997. During 1998, First State entered the greater Austin banking market through opening an Austin full service branch in February, 1998, and opening a Georgetown loan production office in December, 1998.

MARKET

     First State maintains the following 12 banking offices in central Texas:

                 First State Bank Banking Locations/Market Share
                 -----------------------------------------------

                                                                        Branch Deposits Market
 County         City    No. of Offices       County Population(1)         Share by County(2)
--------      -------   ---------------    -----------------------   ---------------------------
Bell          Belton            1                  191,073                     5.61%
              Little
              River/Academy     1
              Salado            1
              Temple            2
Falls         Chilton           1                   17,712                    22.24%
              Marlin            1
Lampasas      Lampasas          1                   13,541                    13.63%
              Lometa            1
Mills         Goldthwaite       1                    4,531                    16.57%
Travis        Austin            1                  576,407                      -
Williamson    Georgetown        1                  139,551                      -

________________________________________
(1) Source:  1990 U.S. Census Bureau
(2) Source: FDIC Internet Site. As of June 30, 1998. The Austin and Georgetown offices were not in existence as of June 30, 1998. However, their market share is currently less than 1%.

     First State's primary market consists of the communities served by its 12 locations in the six contiguous counties in central Texas. First State believes that economic growth in its current market areas will exceed the level experienced statewide during the next several years. Temple, the location of First State's main office, is located approximately 60 miles north of Austin, Texas on Interstate 35. First State should benefit economically from expanding international trade activity in the "I-35 Corridor." The increased traffic along this "NAFTA Highway" linking the interior United States with Canada and Mexico has enhanced economic activity through the center of First State's market area and created opportunities for growth. The economic base in Bell County is diversified and has become a center for government, medical services, distribution and light industrial production. Falls, Lampasas and Mills counties remain predominantly agricultural markets; Travis and Williamson counties to the south of Bell County have a diversified economy based on education, state government, tourism and industry. In recent years, both Travis and Williamson counties have experienced significant growth as the result of high technology companies moving into the area and related support company start-ups.

BUSINESS STRATEGY

     First State intends to continue its responsive community banking philosophy of developing broad customer relationships while maintaining its conservative approach to lending and strong asset quality. Its business strategy is to continue a pattern of above average growth through acquisitions and the opening of new branches in and around the greater Austin, Texas area in Travis and Williamson Counties. While several regional and national banks have offices in this area, management feels that the bank's market niche of small and medium sized commercial customers is currently under served by these institutions and provides opportunities for growth. Additionally, management expects a further expansion into the greater Austin area will provide for continued diversification of the existing asset base.

LOAN PORTFOLIO

     First State provides a broad range of commercial and retail lending services to corporations, partnerships and individuals. Lending activity includes commercial business loans, agricultural production, commercial and residential construction, mortgage loans and consumer loans. Historically, the bank has emphasized agricultural lending, based on the market it served. As of March 31, 1999, the agricultural loan portfolio consisted primarily of cattle loans, and the portfolio had fewer than 0.85% of its non-government guaranteed loans categorized as past due. Management believes that the loan portfolio is diversified as to concentration of credit to single industries and related groups of borrowers.

     At March 31, 1999, First State's loan portfolio consisted of the following types and amounts of loans:

                                                                 Loan Portfolio as of March 31, 1999
                                                                 ------------------------------------

                                                                    Amount ($)      Percentage (%) of
Loan Type                                                        (in thousands)      Total Portfolio
---------                                                        --------------     -----------------
Commercial and Industrial                                             30,464              22.1
Real Estate - Construction
and Land Development                                                  33,819              24.5
Real Estate - Residential                                             13,472               9.8
Real Estate - Farmland                                                 4,727               3.4
Real Estate - Commercial                                              18,833              13.6
Agricultural                                                          18,870              13.7
Consumer                                                              14,594              10.6
Other                                                                  3,152               2.3
                                                                   ----------          -------
     Gross Loans                                                     137,933               100
          Less:  Unearned Income                                        (867)
          Less:  Allowance for Loan Losse                             (1,558)
                                                                   ----------
    Net Loans                                                        135,508


     Construction and development loans were $33.8 million at March 31, 1999, which was an increase of $20.4 million or 152% from $13.4 million at March 31, 1998. This increase is primarily due to First State's opening in 1998 of banking offices in Austin and Georgetown.

LENDING POLICY

     First State seeks to make loans that meet the needs of the communities served while maintaining appropriate asset quality and earnings. Targeted markets include commercial and consumer loans, emphasizing commercial loans to small and medium sized businesses.

     First State regularly monitors its loan portfolio to identify areas of concern and to enable management to take corrective action when necessary. Lending officers and the Board of Directors meet periodically to review all past due loans, the status of large loans and certain other matters. Individual lending officers are responsible for reviewing collection of past due amounts and monitoring any changes in the financial status of borrowers.

     There are credit risks associated with the making of any loan. First State attempts to minimize this risk through various means including the use of standardized underwriting criteria, lending authority limits for officers and a centralized administration of lending activity. This centralized department provides loan review, quality control, compliance and monitoring services to the branch offices. Additional loan review and compliance reviews are contracted from third party vendors.

DEPOSITS

     The principal source of funds for First State is core deposits consisting of transaction, savings and time deposits. First State has a broad base of commercial and retail deposit customers with no single customer providing more than 2% of total deposits. At March 31, 1999, First State's deposit base consisted of the following:

                                                     Deposits as of March 31, 1999
                                                    -------------------------------

                                                       Amount ($)       Percent (%)
          Deposit Type                               (in thousands)    of Deposits
          ------------                               --------------    ------------
          Non-Interest Bearing Demand Deposits          36,006           20.3
          Interest Bearing Deposits                     26,966           15.1
          Savings Deposits                              20,007           11.2
          Certificates of Deposits(1)                   95,014           53.3
                                                      ----------       --------
               Total Deposits                          177,993            100

___________________________________________
(1)  Includes $36.5 million of certificates
     of deposit over $100 thousand.

     First State is a member of the Federal Home Loan Bank System and, as such, utilizes its lending program. At March 31, 1999, the balance of FHLB advances was $2,518,000. These advances are used primarily to provide longer term fixed rate funds for mortgage lending activities.

     As of March 31, 1999, First State had no brokered deposits.

INVESTMENT PORTFOLIO

     As of March 31, 1999, First State's investment security portfolio consisted of:

                                                     Investments as of March 31, 1999
                                                     ---------------------------------

                                                         Amount ($)      Percent (%)
          Investment Type                              (in thousands)   of Investments
          ---------------                              --------------   --------------
          U.S. Treasury Obligations                       10,681              19.9
          U.S. Government Agency Debt                     10,434              19.5
          Mortgage-Backed Securities                       1,617               3.0
          Collateralized Mortgage Obligations             12,675              23.7
          Obligations of State & Political Subdiv.        12,279              22.9
          Corporate Debt Obligations                       4,887               9.1
          Equity Securities                                  687               1.3
          Mutual Fund Balances                               315               0.6
                                                        --------          --------
               Total Securities                           53,575               100


COMPETITION

     The banking business is highly competitive, and the profitability of First State depends principally on the bank's ability to compete in its markets.
First State competes with other commercial banks, savings banks, savings and loan associations, credit unions, finance companies, mutual funds, insurance companies, brokerage and investment banking firms, asset based non-bank lenders and certain other non-financial entities, including retail stores which may maintain their own credit programs and certain governmental organizations which may offer more favorable financing than First State. First State has been able to compete effectively with other financial institutions by emphasizing customer service, technology and responsive decision-making on loans, by establishing long-term customer relationships and building customer loyalty, and by providing products and services designed to address the specific needs of its customers.

PROPERTIES

     First State operates from 12 banking locations and one operations center. All facilities are owned unencumbered by First State, excluding two branch offices (Georgetown and Austin) and the 2,500 square foot operation center, which are leased. The leased facilities have leases with remaining terms between one and four years. CCC and First State maintain their executive offices and one branch location in a 4,020 square foot building located at 5550 SW H.K. Dodgen Loop, Temple, Texas. CCC and First State maintain their Credit Administration and Accounting at 402-410 North Main, Temple, Texas.

EMPLOYEES

     As of March 31, 1999, CCC and First State had approximately 76 full-time and 8 part-time employees. CCC and First State provide medical and hospitalization insurance to its full-time employees. CCC and First State consider their relations with employees to be excellent. Neither CCC nor First State is a party to any collective bargaining agreement.

LEGAL PROCEEDINGS

     CCC and First State from time to time are parties to or otherwise involved in legal proceedings arising in the normal course of business. Management does not believe that there is any pending or threatened proceeding against CCC or First State which, if determined adversely, would have a material effect on the business, results of operations or financial condition of CCC or First State.

SELECTED CONSOLIDATED FINANCIAL DATA

     The following information summarizes certain selected consolidated financial information of CCC as of and for its fiscal years ended December 31, 1996, 1997 and 1998 and for the three months ended March 31, 1999. For a more complete overview, please refer to CCC's full financial statements and the notes thereto in the Statement of Additional Information. Historical financial information is not necessarily indicative of results of operations for any future period or financial condition as of any future date.

                         CENTRAL COMMUNITY CORPORATION
                      SELECTED CONSOLIDATED FINANCIAL DATA
                      ------------------------------------
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                   THREE MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                   MARCH 31, 1999 (1)    1998 (2)     1997 (2)     1996 (1)
                                                   ------------------   --------    ---------     --------
SELECTED RESULTS OF OPERATIONS:
   Interest income......................................   $   3,931     $ 15,127   $    13,475   $   9,610
   Interest expense.....................................       1,675        6,595         5,527       3,714
     Net interest income................................       2,256        8,532         7,948       5,896
   Provision for loan losses............................         155          480           420         260
   Noninterest income...................................         517        2,316         1,893       1,347
   Noninterest expenses.................................       1,581        6,114         5,205       3,937
   Income before income taxes...........................       1,037        4,254         4,216       3,046
     Net income.........................................         718        3,108         2,792       3,061
PER COMMON SHARE:
     Earnings per common share-basic....................  $    23.64     $ 102.80   $     92.83    $ 102.44
     Earnings per common share-diluted..................  $    21.93     $  95.33   $     86.05    $  94.91
     Cash Dividends declared............................  $        0     $     10   $        10    $      0
     Book value per share...............................  $      575     $    569   $       472    $    377
     Average common share outstanding-basic.............      30,366       30,233        30,076      29,881
     Average common shares outstanding-diluted..........      32,736       32,603        32,446      32,251

 SELECTED BALANCE SHEET DATA:
     Total assets.......................................  $  207,803     $214,126$    $ 190,217    $129,601
     Securities available for sale......................      53,575       60,752        60,950      25,301
     Investment securities held to maturity.............           0            0             0           0
     Loans held for sale................................         289          120             0         218
     Loans receivable, net..............................     135,508      130,744       107,261      89,870
     Reserve for loan losses............................       1,558        1,743         1,178         908
     Deposits...........................................     177,993      187,547       169,560     111,559
     FHLB advances and other borrowings.................      10,268        7,460         4,344       5,880
     Stockholders' equity...............................      17,455       17,206        14,197      11,265
     Loan to deposit ratio..............................       76.13%       69.71%        63.26%      80.56%

PERFORMANCE RATIOS: (3)
     Return on average assets...........................        1.40%        1.52%         1.56%       2.76%
     Return on average equity...........................       16.53%       18.57%        20.76%      31.03%
     Net interest margin-taxable equivalent.............        4.87%        4.94%         5.08%       5.23%
     Equity to assets...................................        8.40%        8.04%         7.46%       8.69%
     Efficiency ratio...................................       57.01%       56.36%        52.89%      54.36%

ASSET QUALITY DATA:
     Nonperforming loans................................    $    488     $  1,550   $       247    $    850
     Other real estate owned (OREO).....................         816          101           175         840
     Nonperforming assets...............................       1,304        1,651           422       1,690
     Nonperforming loans/total loans....................        0.36%        1.19%         0.23%       0.95%
     Nonperforming assets/total loans + OREO............        0.96%        1.26%         0.39%       1.86%
     Reserve for loan losses/total loans................        1.15%        1.33%         1.10%       1.01%
     Reserve for loan losses/nonperforming loans........      319.26%      112.45%       476.92%     106.82%
     Reserve for loan losses/nonperforming assets.......      119.48%      105.57%       279.15%      53.73%
     Ratio of net charge-offs to average loans..........        0.25%       (0.07)%        0.24%       0.24%

EARNINGS TO FIXED CHARGE COVERAGE RATIOS: (4)
     Excluding interest on deposits.....................        8.35x       11.23x        14.60x       9.83x
     Including interest on deposits.....................        1.62x        1.65x         1.76x       1.82x

CAPITAL RATIOS:
     Leverage ratio.....................................        7.48%        7.16%         6.39%       8.40%
     Tier 1 capital (to risk-weighted assets)...........        9.94%        9.90%         9.09%      12.22%
     Total capital (to risk-weighted assets)............       10.95%       11.08%        10.03%      11.61%

_____________________________
(1) Compiled from unaudited financial statements
(2) Compiled from audited financial statements.
(3) Annualized for interim period.
(4) The consolidated ratio of earnings to fixed charges has been computed by dividing income before tax plus fixed charges by fixed charges. Fixed charges represent all interest expense and the interest factor in rent expense (ratios are presented both excluding and including interest on deposits). Interest expense (other than on deposits) includes interest on federal funds purchased and securities sold under agreements to repurchase. Federal Home Loan Bank advances, and other borrowed funds.

      [MAP REPRESENTING LOCATIONS OF BANKING OFFICES FOR FIRST STATE BANK]

                            MANAGEMENT OF THE FUND

INVESTMENT MANAGER

     Sterne Agee Asset Management, Inc., 800 Shades Creek Parkway, Suite 125, Birmingham, Alabama 36209, serves as the investment manager (the "Manager") to the Fund pursuant to an investment management agreement (the "Management Agreement"). Because the Fund intends to buy and hold the Preferred Securities, the Manager will not generally be making day-to-day investment decisions for the Fund. Nonetheless, the Manager is responsible for managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services, including fund accounting and shareholder services. For its services to the Fund, the Manager receives a fee, paid quarterly by the Fund and reimbursed by the Bank Holding Companies, at an annual rate of 0.10% of the net asset value of the Fund as calculated each quarter. See "Net Asset Value" below. The Manager has been a registered investment adviser since May 1988.

     The Manager is an affiliate of Sterne, Agee & Leach, Inc., which is one of the Underwriters of the Fund Shares. Founded in 1916, Sterne, Agee & Leach, Inc. and its affiliates have approximately $4.9 billion of assets under management as of March 31, 1999. The Manager and Sterne, Agee & Leach, Inc. are each wholly-owned subsidiaries of Sterne, Agee & Leach Group, Inc., a Delaware holding company.

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the management of the Fund, including general supervision of the duties performed by the Manager. The trustees of the Fund are James S. Holbrook, Jr., __________ and _________. Mr. Holbrook is an "interested person" (as the term "interested person" is defined in the 1940 Act) and ________ and ________ are "disinterested persons." More information regarding the trustees and officers of the Fund, including their principal occupations and other affiliations during the past five years, is set forth under "Management of the Fund" in the Statement of Additional Information.


                                NET ASSET VALUE

     Net asset value is calculated (i) on the last business day of each quarter, and (ii) at such other times as determined by the Fund's Trustees. Net asset value of the Fund is the value of the Fund's net assets (the value of its assets less its liabilities, exclusive of capital stock and surplus). So long as there remains no market for the Preferred Securities held by the Fund, the Preferred Securities will be valued as determined in good faith by the Fund's Trustees, although the actual calculation may be done by others. In making this determination the Trustees will consider, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable securities issued by comparable companies.

     In the absence of an active trading market for any Preferred Securities acquired by the Fund, valuing the Preferred Securities held by the Fund will be difficult. The Fund's Trustees are responsible for making a good faith determination of the fair value of the Fund's assets. Such determination must approximate market value, which means the value that the Trustees reasonably believe could be received in the short term upon the sale of the securities held by the Fund. The Trustees of the Fund have established and regularly monitor procedures which are used to value the Fund's Preferred Securities. Initially, the Preferred Securities held by the Fund are valued at cost. In determining the fair value of such securities, the Trustees (or their agent) ordinarily consider the following factors: the existence of restrictions upon the sale of the security; the public trading values of comparable debt securities of comparable companies and the current yield to call on comparable securities; changes in the financial condition and prospects of the issuer; and any other factors affecting fair value, all in accordance with the 1940 Act.

                                 DISTRIBUTIONS

     The Fund expects to pay a Dividend Yield at a fixed rate of ____%.
However, in the event that the Fund's expenses exceed $185,000 per annum, as adjusted by the CPI, such additional expenses will be borne by the Fund and will negatively affect the Dividend Yield. The Fund will pay distributions quarterly in arrears at an annual rate equivalent to the Dividend Yield, except that under certain circumstances distributions may be deferred. The net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. The Fund does not anticipate incurring any expenses other than those expenses paid by the Bank Holding Companies. Expenses of the Fund, if any, are accrued each day. All the net investment income of the Fund will be distributed quarterly, in arrears. Annually, the Fund also intends to distribute ordinary taxable income and net capital gains, if any.

                                   TAX MATTERS

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the principal United States federal income tax consequences of your purchase, ownership and disposition of Fund Shares when you purchase Fund Shares upon initial issuance and hold the Fund Shares as a capital asset. This summary addresses the United States federal income tax consequences of a shareholder who is a citizen or resident of the United States, a domestic corporation, a domestic partnership, an estate the income of which is includible in its gross income for United States federal income tax purposes regardless of its source, and a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States person has the authority to control all substantial decisions of the trust ("U.S. Investors"). This summary does not address the tax consequences of persons who are not U.S. Investors or persons that have a functional currency other than the U.S. dollar. In addition, this summary does not discuss certain tax consequences that may apply to persons subject to special tax treatment such as banks, thrifts, insurance companies, real estate investment trusts, regulated investment companies, securities dealers, tax exempt organizations, and persons who hold the Fund Shares as a position in a "straddle," "synthetic investment," "hedge," "conversion transaction" or other investment in which the Fund Shares may be integrated with another instrument. This summary does not discuss the tax laws of any state, local or foreign government that might apply to Fund Shares.

     This summary is based upon applicable provisions of the Internal Revenue Code of 1986, Treasury Regulations and administrative rulings and court decisions. These legal authorities, now in effect, may be changed at any time in a manner that could adversely affect you, as an investor in the Fund. Furthermore, since these legal authorities are subject to various interpretations, the United States federal income tax treatment of the purchase, ownership and disposition of Fund Shares, may be different from the treatment discussed in this Summary.

YOU SHOULD CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF FUND SHARES.

CLASSIFICATION OF THE FUND

     The Fund will not be subject to federal income tax on any payments the Fund receives or accrues, including original issue discount ("OID"). This treatment of the Fund as a nontaxable entity is consistent with Tax Counsel's opinion that the Fund will be classified as a grantor trust and not as an association taxable as a corporation for federal income tax purposes.

TAX TREATMENT OF SHAREHOLDERS

     As a shareholder, you will be required to include in your gross income your share of each item of income or gain, including OID, attributable to the Subordinated Debentures, as if you directly owned an interest in each of the Subordinated Debentures issued by the Bank Holding Companies to the Bank Trusts. Your interest in the Subordinated Debentures is based on the Fund's undivided interest in the Subordinated Debentures represented by the Preferred Securities and your proportionate interest in the Fund represented by your Fund Shares.
See "Additional Risk Factors" and "Additional Tax Discussion" in the Statement of Additional Information.

SALE OF FUND SHARES

     If you sell Fund Shares you will recognize gain or loss equal to the difference between your adjusted tax basis in the sold Fund Shares and the amount you realized in the sale. Your basis in the Fund Shares generally will equal your initial purchase price, increased by OID previously includible in your gross income to the date of sale and decreased by the amount of payments you received on the Fund Shares. Recognized gain or loss generally will be a capital gain or loss and generally will be a long-term capital gain or loss if you held the sold Fund Shares for more than one year.

ADDITIONAL DISCUSSION

     Additional discussion of United States federal income tax rules relating to your purchase, ownership and disposition of Fund Shares is set forth in the Statement of Additional information.

                                  UNDERWRITING

     Subject to the terms and conditions of the underwriting agreement, the several Underwriters named below, acting through Sterne, Agee & Leach, Inc., as representative of the several Underwriters (the "Representative"), have agreed, severally, to purchase from the Fund the number of Fund Shares set forth opposite their respective names:

     Name of Underwriter                      Number of
     -------------------                      ---------
                                            Fund Shares    Percentage
                                            -----------    ----------

     Sterne, Agee & Leach, Inc.............   430,000           50%
     [OTHER UNDERWRITERS]..................

        Total                                 860,000          100%
                                              =======          ====

     The several Underwriters have agreed in the underwriting agreement, subject to certain terms and conditions set forth therein to purchase all of the Fund Shares offered hereby, if any of such Fund Shares are purchased. In the Event of Default by an Underwriter, the underwriting agreement provides that, in certain circumstances, purchase commitments of the non-defaulting Underwriters may be increased or the underwriting agreement may be terminated.

     The Offering price and Dividend Yield have been determined by negotiations among the Bank Holding Companies, the Fund and the Underwriters, and the Offering price of the Fund Shares may not be indicative of the market price following this Offering. The Representative will have no obligation to make a market in the Fund Shares, however, and may cease marketing-making activities, if commenced, at any time.

     In view of the fact that the net proceeds of the sale of the Fund Shares will be ultimately used to purchase the Subordinated Debentures of the Bank Holding Companies, the Bank Holding Companies have agreed to pay as compensation to the Underwriters arranging the investment of such proceeds therein, an amount in immediately available funds of 5% of the price to the public of the Fund Shares or $1.25 per Fund Share ($1,075,000 in total, or $1,182,500 if the Underwriters' over-allotment option is exercised in full) for the accounts of the several Underwriters.

     In addition, FirstBancorp, Inc. and First Southern Bancorp, Inc. are obligated to pay the legal fees of the Representative up to an aggregate maximum of $26,046.51.

     In the event that this Offering is not closed by September 30, 1999 as a result of the actions or inactions of any of the Bank Holding Companies, any such Bank Holding Company has agreed to reimburse the Representative for out-of-pocket expenses in excess of the legal fees accounted for above incurred in connection with this Offering as follows: (i) FirstBancorp, Inc. and First Southern Bancorp, Inc. have agreed to reimburse the Representative up to a maximum of $20,000 each; and (ii) Central Community Corporation has agreed to reimburse the Representative up to a maximum of $50,000.

     The Fund will incur various expenses in registering the Fund Shares, all of which will be reimbursed by the Bank Holding Companies up to a limit of 2% of all proceeds to FirstBancorp, Inc. and First Southern Bancorp, Inc. and 8% of all proceeds to Central Community Corporation. The Fund's estimated expenses of this Offering, excluding underwriting discount, are as follows:

     Registration fee.........................................    $___________
     Printing costs ..........................................    $___________
     Legal fees and expenses..................................    $___________
     Accounting fees and expenses ............................    $___________
     NASD fees................................................    $___________
     AMEX fees................................................    $___________
     Miscellaneous............................................    $___________

        Total                                                     $
                                                                  ============

     This Offering of the Fund Shares is made for delivery when, as and if accepted by the Underwriters and subject to prior sale and to withdrawal, cancellation or modification of the offer without notice. The Underwriters reserve the right to reject any order for the purchase of the Fund Shares.

     The Fund granted the Underwriters an option, exercisable not later than 30 days from the date of the effectiveness of this Offering (the date of this Prospectus), to purchase up to an aggregate of 86,000 additional Fund Shares at the Offering price to cover over-allotments. To the extent the Underwriters exercise this option, each of the Underwriters will have a firm commitment to purchase approximately the same percentage of their original purchase as reflected in the table. The Fund will be obligated, pursuant to the option, to sell such Fund Shares to the Underwriters. The Underwriters may exercise such option only to cover over-allotments, if any, incurred in connection with the sale of the 860,000 Fund Shares offered in this Offering. If purchased, the Underwriters will sell these additional Fund Shares on the same terms as those on which the Fund Shares are being offered. Interest will start accruing on the date of issuance of the option Fund Shares, rather than the date of the closing of the sale of the initial 860,000 Fund Shares.

     There currently is no market for the Fund Shares. Consequently, the initial Offering price has been determined by negotiation by and between the Fund and Sterne Agee. The Fund will apply to list the Fund Shares on the AMEX under the symbol "_______________"; however, there can be no assurance that an active trading market will develop.

     In connection with and during this Offering, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the market price of the Fund Shares. These transactions may include stabilization transactions under which persons may bid for or purchase Fund Shares to stabilize its market price. The Underwriters may also create a "short position" for their own account by selling more Fund Shares in this Offering than they are committed to purchase, and in that case they may purchase Fund Shares in the open market after this Offering is completed to cover all or a part of their short position. The Underwriters may also cover all or a portion of their short position, up to 86,000 Fund Shares, by exercising their over-allotment option described above and on the cover of this Prospectus. Also, the Representative, on behalf of the Underwriters, may impose "penalty bids", under contractual arrangements with the Underwriters, that allow it to reclaim from an underwriter (or dealer participating in this Offering) for the account of the other Underwriters, the selling concession on the Fund Shares that the Underwriters distribute in this Offering, but later purchase for their account in the open market. Any of these transactions may maintain the price of the Fund Shares at a higher level than the level which the Fund Shares might otherwise bear in the open market. None of these transactions is required, and if the Underwriters, selling agents or others engage in these transactions, they may also stop at any time.

     The underwriting agreement provides that the Fund and the Manager will indemnify the Underwriters against certain liabilities, including certain liabilities under the Securities Act of 1933, as amended. The Bank Holding Companies have made similar indemnifications to the Underwriters and the Fund with respect to certain information contained in this Prospectus and Statement of Additional Information regarding the Bank Holding Companies, the Bank Trusts and agreements relating to this Offering.

     The foregoing is a summary of certain principal terms of the underwriting agreement. However, this summary is subject to the definitive terms and conditions of the Underwriting Agreement, a copy of which is filed as an exhibit to the Registration Statement of which this Prospectus forms a part.

     The Underwriters do not intend to confirm sales to accounts over which they exercise discretionary authority.

                                 FUND CUSTODIAN

     The Trust Company of Sterne, Agee & Leach, Inc., 800 Shades Creek Parkway, Suite 125, Birmingham, AL 35209, serves as Custodian of the Fund. The Trust Company of Sterne, Agee & Leach, Inc. will perform the Fund's custodial and portfolio accounting services, as well as serve as the Fund's dividend paying agent.

                                    EXPERTS


______________________ serves as independent accountant for the Fund.

Osburn Henning and Company serves as independent accountant for FirstBancorp, Inc.

Ernst & Young LLP serves as independent accountant for Central Community Corporation.

McGladrey & Pullen, LLP serves as independent accountant for First Southern Bancorp, Inc.

                                 LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, Washington D.C., serves as legal counsel to the
Fund.

Ritchie & Rediker, L.L.C., Birmingham Alabama, serves as legal counsel to the Underwriters.

                                   BACK COVER


                      TABLE OF CONTENTS OF THE STATEMENT
                           OF ADDITIONAL INFORMATION

                                                                           Page
                                                                           ----
Additional Description of the Bank Trusts...............................   S-2
Additional Risk Factors.................................................   S-2
Additional Description of the Preferred Securities......................   S-5
Additional Description of the Subordinated Debentures...................   S-12
Additional Description of the Guarantee.................................   S-19
Relationship Among the Preferred Securities, the Subordinated
 Debentures and the Guarantee...........................................   S-22
Management of the Fund..................................................   S-24
Supervision and Regulation of the Bank Holding Companies................   S-26
Additional Tax Discussion...............................................   S-34
Financial Statements of the Fund........................................   F-1
Financial Statements of FirstBancorp, Inc...............................   F-
Financial Statements of First Southern Bancorp, Inc.....................   F-
Financial Statements of Central Community Corporation...................   F-

                             Subject to Completion
                                  ______, 1999


                      STATEMENT OF ADDITIONAL INFORMATION
                           SAL Trust Preferred Fund I

SAL Trust Preferred Fund I (the "Fund") is a newly organized, closed-end, nondiversified management investment company. The Fund's investment objective is to provide a high level of current income by investing in Cumulative Trust Preferred Securities that have been issued by three community bank trust entities.

This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated _______________ (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Fund Shares, and investors should obtain and read the Prospectus prior to purchasing such Fund Shares. A copy of the Prospectus may be obtained without charge by calling _______. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission (the "SEC") is effective. This Statement of Additional Information is not an offer to buy these securities in any state where the offer or sale is not permitted.

Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.


               This Statement of Additional Information is dated
                          __________________, 19______
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                   ADDITIONAL DESCRIPTION OF THE BANK TRUSTS

     Each Bank Holding Company is the owner of all of the common (voting) securities of its respective Bank Trust. The Fund is the owner of all the preferred (nonvoting) securities of each Bank Trust. Each Bank Trust is a statutory trust formed under Connecticut law pursuant to (i) a trust agreement, dated as of ___________________________, executed by the respective Bank Holding Company, as depositor, and State Street Bank and Trust Company ("State Street") as property trustee and certain individuals as administrative trustees; and (ii) a certificate of trust filed with the Connecticut Secretary of State on _____________________. The initial trust agreements will be amended and restated in their entirety as of the closing date of the Offering (as so amended and restated, the "Trust Agreements") substantially in the form filed with the SEC as an exhibit to the registration statement containing this Statement of Additional Information. The Trust Agreements will, among other things, appoint State Street, as "Property Trustee" to hold legal title to the Subordinated Debentures in trust for the benefit of the Bank Holding Companies and the Fund. The Trust Agreements will also appoint several "Administrative Trustees" who have the power, duty and authority to cause the Bank Trusts to issue and sell the Common and Preferred Securities and to execute any documents necessary to effectuate that issuance and sale.

     Each Bank Trust exists for the exclusive purposes of (i) issuing Preferred Securities to the Fund; (ii) issuing common securities to each respective Bank Holding Company (the "Common Securities"); (iii) investing the gross proceeds of the sale of the Common and Preferred Securities in the Subordinated Debentures; and (iv) engaging in only those other activities necessary, advisable, or incidental thereto. The Subordinated Debentures will be the only assets of the Bank Trusts and payments on the Subordinated Debentures will be the only revenue of the Bank Trusts. The Subordinated Debentures will be issued by each Bank Holding Company pursuant to Indentures between each Bank Holding Company and State Street, as "Debenture Trustee" (as amended and supplemented from time to time, the "Indenture").

                             ADDITIONAL RISK FACTORS

     In addition to the risk factors contained in the Prospectus, you should consider carefully the risk factors described below in evaluating your decision to invest in the Fund.

YEAR 2000 READINESS DISCLOSURE. The Fund, its Manager, the Bank Holding Companies sponsoring the Bank Trusts and their service providers depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which some dates were encoded and calculated. Financial institutions in the United States have been required by their federal regulators to meet strict guidelines to ensure year 2000 readiness. Each of the Bank Holding Companies has pledged its compliance with these guidelines. The Manager has been actively working on necessary changes to its computer systems to deal with the year 2000 problem and expects that its systems will be adapted before that date. Although the Bank Holding Companies and the Manager are monitoring their remedial efforts, there can be no assurance that they and the services they provide will not be adversely affected. Accordingly, the Fund Shares may be adversely affected.

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RISK FACTORS RELATED TO THE PREFERRED SECURITIES

     The following risk factors relate specifically to the Preferred Securities to be held by the Fund, and may therefore have a significant impact on the value of the Fund Shares:

     NO SINKING FUND. The Subordinated Debentures will not be subject to any sinking fund. As a result, there will be no money set aside in a separate custodial account for the purpose of ensuring that the Bank Holding Companies meet their obligations to pay any distribution or repay the principal of the Subordinated Debentures upon maturity or earlier redemption.

     LIMITED VOTING RIGHTS. The Fund will generally have limited voting rights relating only to specific matters, including modification of the terms of the Preferred Securities, and the exercise of the Bank Trusts' rights as holders of the Subordinated Debentures. The voting rights to appoint, remove or replace, or to increase or decrease the number of the Trustees of the Bank Trusts are vested exclusively in the Bank Holding Companies and not the Fund, with certain exceptions. See "Additional Description of the Preferred Securities--Voting Rights; Amendment of the Trust Agreement" below.

     LIMITED COVENANTS. The covenants in the Indentures restricting activities of the Bank Holding Companies are limited and there are no such covenants in the Trust Agreements. As a result, neither the Indentures nor the Trust Agreements limits the ability of any Bank Holding Company or any subsidiary to incur or assume additional indebtedness or other obligations. Additionally, neither the Indentures nor the Trust Agreements contain any financial ratios or specified levels of liquidity to which the Bank Holding Companies must adhere. Therefore, the provisions of these governing instruments should not be considered a significant factor in evaluating whether each Bank Holding Company will be able to comply with its obligations under its Subordinated Debentures or its Guarantee.

     ABSENCE OF PUBLIC MARKET FOR PREFERRED SECURITIES, SUBORDINATED DEBENTURE AND GUARANTEES. The Preferred Securities, Subordinated Debentures and Guarantees will not be registered with the SEC but will be issued in various private transactions. The Fund will purchase each of the Preferred Securities and the Guarantees from the Bank Trusts and the Bank Holding Companies, respectively, in three separate private transactions pursuant to three separate Trust Preferred Purchase Agreements. Consequently, the Preferred Securities, Subordinated Debentures and Guarantees will be restricted securities for which there can be no public market for at least two years and for which, thereafter, no public market is expected to ever develop.

     In the event that a trading market for any or all of the Preferred Securities, Subordinated Debentures and Guarantees does ever develop, there can be no assurance that it can or will be maintained. Accordingly, there can be no assurance as to the liquidity of the Preferred Securities, Subordinated Debentures and Guarantees.

RISK FACTORS RELATED TO THE BANK HOLDING COMPANIES

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     The following risk factors relate specifically to the Bank Holding
Companies, and may therefore have a significant impact on the value of the Fund
Shares:

     INTEREST RATE FLUCTUATIONS. Changes in interest rates can have differing effects on various aspects of the Bank Holding Companies' businesses, particularly on the net interest income of each Bank Holding Company, the rate of loan prepayments, the volume of residential mortgage loans originated or produced, the sales of residential mortgage loans on the secondary market and the value of each Bank Holding Company's mortgage servicing rights.

     UNEXPECTED LOAN LOSSES. Industry experience indicates that a portion of any Bank's loans held in its own portfolio will become delinquent and a portion of the loans will become charge-offs, resulting in losses to the Bank. Regardless of the underwriting criteria used by each of the Banks, losses may be experienced as a result of various factors beyond a Bank's control, including, among other things, changes in market conditions affecting the value of properties and problems affecting the credit of the borrower. Each Bank's determination of the adequacy of its allowance for possible loan losses is based on various considerations, including an analysis of the risk characteristics of various classifications of loans, previous loan loss experience, specific loans which would have loan loss potential, delinquency trends, estimated fair value of the underlying collateral, current economic conditions, the views of each Bank's regulators (who have the authority to require additional reserves), geographic and industry loan concentration and other factors. If delinquency levels were to increase as a result of adverse general economic conditions, the loan loss reserve so determined by each Bank, however, may not be adequate. Accordingly, the ability of each Bank's Bank Holding Company to make payments on the Subordinated Debentures may be impaired, which could make a default on the Preferred Securities more likely to occur.

     GROWTH. There can be no assurance that the Banks will be able to adequately and profitably manage their future growth. Failure by a Bank Holding Company to manage its growth effectively or sustain historical increases in loan origination volume could have a material adverse effect on the Bank Holding Company's business, financial condition, and results of operations, and consequently its ability to repay the Subordinated Debentures.

     COMPETITION. Each of the Banks faces substantial competition in purchasing and originating loans and in attracting deposits. Competitors include national and state banks, trust companies, thrifts and thrift holding companies, insurance companies, mortgage banking operations, credit unions, finance companies, money market funds and other financial and non-financial companies, many of which offer products similar to those offered by the Banks. Many competing providers have greater financial resources than the Banks, offer additional services, have wider geographic presence or more accessible branch and loan production offices. Accordingly, if any Bank is not successful in competing, then a material adverse effect on the Bank Holding Company's ability to pay the Subordinated Debentures may occur.

              ADDITIONAL DESCRIPTION OF THE PREFERRED SECURITIES

     The Preferred Securities will represent undivided beneficial interests in the assets of each Bank Trust and the Fund will be entitled to a preference over the Common Securities in certain

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circumstances with respect to distributions and amounts payable upon redemption of the Common and Preferred Securities or liquidation of each Bank Trust. See "Subordination of Common Securities." Certain material terms of the Trust Agreements are summarized below. The following description does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Trust Agreement which is filed with the SEC as an Exhibit to the Fund's registration statement.

GENERAL

     The Preferred Securities will initially be limited to $21,500,000 liquidation amount at any one time outstanding (unless the Underwriters exercise their over-allotment option in full, and the aggregate liquidation amount of the Preferred Securities will then be $23,650,000). The Preferred Securities will rank equally, and payments will be made thereon pro rata, with the Common Securities of the Trust except as described under "--Subordination of Common Securities" below. Legal title to the Subordinated Debentures will be held by State Street, as Property Trustee, in trust for the benefit of the Fund and the Bank Holding Companies. The Guarantee will not guarantee payment of distributions or amounts payable on redemption of the Preferred Securities or liquidation of the Bank Trusts when the Bank Trusts do not have funds on hand legally available for such payments. See "Additional Description of the Guarantee" below.

DISTRIBUTIONS

     The Preferred Securities represent preferred undivided beneficial interests in the assets of the Bank Trusts. Distributions on the Preferred Securities will accrue at the annual rate of _____% of the stated Liquidation Amount of $25.00 per Preferred Security from the date of issuance, payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, to the Fund, as the holder of the Preferred Securities. Distributions will accumulate from the date the Preferred Securities are issued. The first distribution payment date for the Preferred Securities will be ___________, 1999. The amount of distributions payable for any period will be computed on the basis of a 360-day year of twelve 30-day months.

     Each of the Bank Holding Companies, or any one of them, has the right under the Indenture to defer payment of interest on the Subordinated Debentures at any time or from time to time for a period not exceeding 20 consecutive quarterly periods with respect to each Extension Period, provided that no Extension Period may extend beyond the Stated Maturity of the Subordinated Debentures. As a consequence of any such deferral of interest payments by any Bank Holding Company, quarterly distributions on its Preferred Securities will also be deferred by its Bank Trust during any such Extension Period. Deferred distributions to which the Fund is entitled, and deferred distributions by the Fund to which Shareholders are entitled, will accumulate, with interest thereon, at the annual rate of _______% compounded quarterly, from the relevant payment date for such distributions. The term "distributions" includes any such additional interest. See "Additional Description of the Subordinated Debentures--Option to Extend Interest Payment Date" below for a discussion of the restrictions imposed on a Bank Holding Company that elects to defer payment of interest on the Subordinated Debentures.

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     During any Extension Period, the Bank Holding Company that elected the deferral may extend the Extension Period as long as the Extension Period does not exceed 20 consecutive quarterly periods or extend beyond the stated maturity of the Subordinated Debentures. Upon the termination of any such Extension Period and the payment of all amounts then due, and subject to the foregoing limitations, that Bank Holding Company may elect to begin a new Extension Period. The Bank Holding Company must give State Street Bank and Trust Company, as Property Trustee, as well as the Administrative Trustees and the Debenture Trustee notice of its election of any Extension Period or any extension thereof at least one business day prior to the earlier of:

     (i) the date the distributions on the Preferred Securities would have been payable except for the election to begin or extend the Extension Period; and

     (ii) the date the Bank Trust is required to give notice to the Fund of the record date or the date such distributions are payable, but in any event not less than one business day prior to such record date.

     There is no limitation on the number of times that any Bank Holding Company may elect to begin an Extension Period. During any Extension Period, the Bank Holding Company electing to defer payment of interest on the Subordinated Debentures is subject to certain restrictions. For a description of these restrictions, see below, under "Additional Description of the Subordinated Debentures--Option to Extend Interest Payment Date."

     None of the Bank Holding Companies have any current intention of exercising their rights to defer payments of interest by extending the interest payment period on the Subordinated Debentures. However, there can be no assurance that the Bank Holding Companies will not elect to defer interest payments in the future.

     The revenue of the Bank Trusts available for distribution to the Fund is limited to payments under the Subordinated Debentures in which the Bank Trusts will invest the proceeds from the issuance and sale of the Common and Preferred Securities. If any of the Bank Holding Companies do not make interest payments on their Subordinated Debentures, its Property Trustee will not have funds available to pay distributions on its Preferred Securities. The payment of distributions on Preferred Securities by a Bank Trust is guaranteed by the corresponding Bank Holding Company on a limited, subordinated basis as set forth herein under "Description of the Guarantee."

SPECIAL EVENT REDEMPTION

     If a Capital Event, Tax Event or Investment Company Event (each as defined herein, see "Additional Description of the Subordinated Debentures" below) occurs, then the Bank Holding Companies will have the right, within 180 days following the occurrence of such event to prepay the Subordinated Debentures in whole (but not in part) in the manner set forth under "Additional Description of the Subordinated Debentures--Special Event Prepayment," and therefore to cause a mandatory redemption of the corresponding Preferred Securities prior to their stated maturity. A Capital Event, Tax Event or an Investment Company Event each is sometimes referred to herein as a "Special Event."

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REDEMPTION PAYMENTS

     Upon the mandatory repayment of any of the Subordinated Debentures at the stated maturity of the Subordinated Debentures or upon the earlier prepayment of any of the Subordinated Debentures (upon the occurrence of a Special Event at any time or at the option of any of the Bank Holding Companies after ___________, 2004), the proceeds from such repayment shall be applied by the Property Trustee to redeem the Common and Preferred Securities, upon not less than 30 nor more than 60 days notice prior to the date fixed for repayment or redemption, at a redemption price equal to 100% of the aggregate Liquidation Amount of the Common and Preferred Securities so redeemed, plus accumulated and unpaid distributions due thereon to the date of payment, if any (the "Redemption Price").

LIQUIDATION OF BANK TRUSTS AND DISTRIBUTION OF SUBORDINATED DEBENTURES

     Each Bank Trust will automatically dissolve and its affairs will be wound up upon the first of any of the following events:

     (i) certain events of bankruptcy, dissolution or liquidation of its respective Bank Holding Company;

     (ii) the distribution of its Subordinated Debentures to the Fund, if that Bank Holding Company has given written direction to the Property Trustee to dissolve its Bank Trust (which direction is optional and wholly within the discretion of the Bank Holding Company at any time);

     (iii) redemption of all of the Common and Preferred Securities as described above;

     (iv)   expiration of the term of the Bank Trust; and

     (v) the entry of an order for the dissolution of the Bank Trust by a court of competent jurisdiction.

     Each Bank Holding Company will have the right at any time to liquidate its respective Bank Trust and cause its Subordinated Debentures to be distributed to the Fund. The Fund believes that under current United States federal income tax law, a distribution of Subordinated Debentures in exchange for Preferred Securities should not be taxable event to the Fund. Should there be a change in law, a change in legal interpretation, a Tax Event or other circumstances, however, the distribution of the Subordinated Debentures could be a taxable event to the Fund.

     In the event of termination of any Bank Trust, that Bank Trust will be liquidated by State Street and the Administrative Trustees as expeditiously as State Street and the Administrative Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the liquidating Bank Trust, to its respective Bank Holding Company and the Fund the Subordinated Debentures, unless distribution is determined by the Property Trustee not to be practicable. If distribution is not practicable, its respective Bank Holding Company and the Fund will be entitled

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to receive out of the assets of that Bank Trust legally available for distribution to them, after satisfaction of liabilities to creditors of that Bank Trust, an amount equal to the aggregate of the Liquidation Amount of the Common and Preferred Securities, as the case may be, plus accumulated and unpaid distributions thereon to the date of payment (the "Liquidation Distribution"). If the Liquidation Distribution can be paid only in part because that Bank Trust has insufficient assets on hand legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by that Bank Trust on its Common and Preferred Securities will be paid on a pro rata basis, except that if a Debenture Event of Default has occurred and is continuing, the Preferred Securities will have a priority over the Common Securities. See "Additional Description of the Preferred Securities--Subordination of Common Securities" below.

REDEMPTION PROCEDURES

     The Common and Preferred Securities will be redeemed at the Redemption Price with the proceeds from the contemporaneous repayment of the Subordinated Debentures. Any redemption of Common and Preferred Securities will be made and the Redemption Price will be payable on the Redemption Date only to the extent that the Bank Trusts have funds legally available for the payment of such Redemption Price. Distributions on Preferred Securities called for redemption will continue to accumulate at the then applicable rate, from the Redemption Date originally established by the Bank Trusts to the date such Redemption Price is actually paid, in which case the actual payment date will be the Redemption Date for purposes of calculating the Redemption Price.

     Notice of any redemption will be mailed at least 30 days but not more than 60 days prior to the Redemption Date to the Fund. Unless the Bank Holding Companies default in payment of the applicable Redemption Price on, or in the repayment of, the Subordinated Debentures, on and after the Redemption Date, distributions will cease to accrue on the Common and Preferred Securities called for redemption.

SUBORDINATION OF COMMON SECURITIES

     Payment of distributions on, and the Redemption Price of, the Preferred Securities and the Common Securities, as applicable, will be made pro rata based on the Liquidation Amount of the Preferred Securities and Common Securities; provided, however, that if on any Distribution Date or Redemption Date a Debenture Event of Default has occurred and is continuing, no payment of any Distribution on, or Redemption Price of, any of the Common Securities, will be made unless payment in full in cash of all accumulated and unpaid Distribution on all of the Preferred Securities for all Distribution periods terminating on or prior thereto has been made or provided for, and all funds available to the Property Trustee will first be applied to the payment in full in cash of all distributions on the Preferred Securities then due and payable.

     In the case of any Event of Default, the applicable Bank Holding Company as holder of Common Securities will be deemed to have waived any right to act with respect to such Event of Default until the effect of such Event of Default has been cured, waived or otherwise eliminated. Until any such Event of Default has been so cured, waived or otherwise eliminated, the Property Trustee will act solely on behalf of the Fund and not on behalf of the Bank Holding Company as

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holder of the Common Securities, and only the Fund will have the right to direct the Property Trustee to act on its behalf.

EVENTS OF DEFAULT; NOTICE

     Any one of the following events constitutes an event of default under the Trust Agreements (an "Event of Default") with respect to Preferred Securities:

     (i) the occurrence of a Debenture Event of Default (see "Additional Description of the Subordinated Debentures--Debenture Events of Default"); or

     (ii) default by a Bank Trust in the payment of any distribution when it becomes due and payable, and continuation of such default for a period of 30 days (except due to the deferral of any due date in the case of an Extension Period); or

     (iii) default by a Bank Trust in the payment of any redemption price of any Common or Preferred Securities when it comes due and payable; or

     (iv) default in the performance, or breach, in any material respect, of any covenant or warranty of State Street or the Administrative Trustees (other than a covenant or warranty a default in the performance of which or the breach of which is dealt with in clauses
            (ii) or (iii) above), and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to State Street and the Administrative Trustees by the Fund, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" under the Trust Agreements; or

     (v) the occurrence of certain events of bankruptcy or insolvency with respect to State Street, as Property Trustee and the failure by the Bank Holding Companies to appoint a successor Property Trustee within 60 days thereof.

     Within one business day after the occurrence of any Event of Default actually known to the Property Trustee, the Property Trustee will transmit notice of the Event of Default to the Fund, the Administrative Trustees and the corresponding Bank Holding Company unless the Event of Default has been cured or waived.

     If an Event of Default has occurred and is continuing, the Preferred Securities will have preference over the Common Securities as described under "Liquidation of Bank Trusts and Distribution of Subordinated Debentures" and "Subordination of Common Securities" above.

REMOVAL OF STATE STREET AND THE ADMINISTRATIVE TRUSTEES

     Unless a Debenture Event of Default has occurred and is continuing, State Street, as Property Trustee, or the Administrative Trustees may be removed at any time by the Bank Holding Companies, as holders of the Common Securities. If a Debenture Event of Default has occurred and is continuing, State Street, as Property Trustee, may be removed at such time by the Fund, as holder of the Preferred Securities. In no event will the Fund have the right to vote to appoint, remove or replace the Administrative Trustees. Those voting rights are vested exclusively in the Bank Holding Companies as the holders of the Common Securities. No resignation or removal of State Street or the Administrative Trustees and no appointment of a successor trustee will be effective until the acceptance of appointment by the successor trustee in accordance with the provisions of the Trust Agreement. However, the Bank Holding Companies must maintain State Street or another qualified bank or trust company reasonably acceptable to the Fund as the Property Trustee, Indenture Trustee and Guarantee Trustee.

VOTING RIGHTS; AMENDMENT OF THE TRUST AGREEMENT

     Except as provided below and under "Removal of State Street and the Administrative Trustees" and "Additional Description of the Guarantee-- Amendments and Assignment" and as otherwise required by law and the Trust Agreements, the Fund will have no voting rights as holder of the Preferred Securities.

     Each Trust Agreement may be amended from time to time by the Bank Holding Companies, State Street and the Administrative Trustees without the consent of the Fund to:

     (i) cure any ambiguity, correct or supplement any provisions in the Trust Agreement that may be inconsistent with any other provision of the Trust Agreement, or add any other provisions with respect to matters or questions arising under the Trust Agreement; or

     (ii) modify, eliminate or add to any provisions of the Trust Agreement to the extent necessary:

          (A) to ensure that the Bank Trusts will be classified for United States federal income tax purposes as grantor trusts at all times that the Common and Preferred Securities are outstanding;

          (B) to ensure that the Bank Trusts will not be required to register as "investment companies" under the 1940 Act; or

          (C) to ensure that the proceeds from the sale of the Common and Preferred Securities will constitute "Tier 1 capital" under capital adequacy requirements which may be applicable to the Bank Holding Companies; provided, however, that in the case of this clause (ii), such action shall not adversely affect in any material respect the interests of the Fund as holder of the Preferred Securities, and any amendments of the Trust Agreement will become effective when notice thereof is given to the Fund and the Bank Holding Companies.

     The Trust Agreement may be amended by State Street, the Administrative Trustees and the Bank Holding Companies:

      (i)  with the consent of the Fund; and

     (ii) upon receipt by State Street and the Administrative Trustees of an opinion of counsel to the effect that such amendment or the exercise of any power granted to State Street and the Administrative Trustees in accordance with such amendment will not affect the status of the Bank Trusts as grantor trusts for United States federal income tax purposes or the Bank Trusts' exemption from status as "investment companies" under the 1940 Act, provided that, without the consent of the Fund and the Bank Holding Companies, the Trust Agreement may not be amended to:

          (A) change the amount or timing of any distribution or other payment on or in respect of the Common or Preferred Securities or otherwise adversely affect the amount of any other payment required to be made in respect of the Common or Preferred Securities as of a specified date; or

          (B) restrict the right of the Bank Holding Companies or the Fund to institute suit for the enforcement of any such payment on or after such date.

     So long as any Subordinated Debentures are held by State Street, as Property Trustee, State Street and the Administrative Trustees may not, without the consent of the Fund:

     (i) direct the time, method and place of conducting any proceeding for any remedy available to State Street, as Debenture Trustee, or execute any trust or power conferred on State Street, as Debenture Trustee, with respect to the Subordinated Debentures;

     (ii)   waive certain past defaults under the Indenture;

     (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Subordinated Debentures; or

     (iv) consent to any amendment, modification or termination of the Indenture or the Subordinated Debentures (if consent of the Fund is required) without obtaining the prior approval of the Fund. State Street and the Administrative Trustees will not revoke any action previously authorized or approved by the Fund except by subsequent action of the Fund. State Street, as Property Trustee, will notify the Fund of any notice of default with respect to the Subordinated Debentures. In addition to obtaining the foregoing approvals by the Fund, prior to taking any of the foregoing actions, State Street and the Administrative Trustees shall obtain an opinion of counsel experienced in such matters to the effect that the Bank Trusts will not be classified as associations taxable as corporations for United States federal income tax purposes on account of such action.

     Any required approval of the Fund may be given by the Manager of the Fund. State Street, as Property Trustee, will notify the Manager of the Fund of any meeting at which the Fund is entitled to vote, or of any matter upon which action by written consent of the Fund is to be taken. No vote or consent of the Fund will be required for the Bank Trusts to redeem and cancel their Preferred Securities in accordance with the Trust Agreement.

     Notwithstanding that the Fund is entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that may be owned by the Bank Holding Companies, State Street, the Administrative Trustees or any affiliate of the Bank Holding Companies will, for purposes of such vote or consent, be treated as if they were not outstanding.

             ADDITIONAL DESCRIPTION OF THE SUBORDINATED DEBENTURES

     The Subordinated Debentures are to be issued under the Indenture to the respective Bank Trusts. Certain material terms of the Indenture are summarized below. This summary of certain terms and provisions of the Subordinated Debentures and the Indenture does not purport to be complete, and is qualified in its entirety by reference to all of the provisions of the Indenture filed with the SEC as an Exhibit to the Fund's registration statement.

GENERAL

     Concurrently with the issuance of the Preferred Securities, each of the Bank Trusts will invest the proceeds thereof, together with the consideration paid by the Bank Holding Companies for the Common Securities, in Subordinated Debentures issued by each respective Bank Holding Company. The Subordinated Debentures will bear interest at the annual rate of ____% of the principal amount thereof, payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year (each, an "Interest Payment Date"), commencing September 30, 1999, to State Street, as Property Trustee for the Bank Trusts, subject to certain exceptions. It is anticipated that, until the liquidation, if any, of the Bank Trusts, each Subordinated Debenture will be held in the name of the Property Trustee in trust for the benefit of the Bank Holding Companies and the Fund. The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. Accrued interest that is not paid on the applicable Interest Payment Date will bear additional interest on the amount thereof at the annual rate of ___% thereof, compounded quarterly. The term "interest", as used herein, includes quarterly interest payments, interest on quarterly interest payments not paid on the applicable Interest Payment Date and additional sums (as described herein), as applicable. The Subordinated Debentures will be issued in denominations of $25.00 and integral multiples thereof. The Subordinated Debentures will mature on _______, 2029 (the "Stated Maturity"), except as described below.

     The Subordinated Debentures will be unsecured and subordinate and rank junior in right of payment to the extent and in the manner set forth in the Indenture to all Senior Debt (as defined below, in "Subordination"). The Indenture does not limit the incurrence or issuance of other secured or unsecured debt of the Bank Holding Companies, including Senior Debt, or other obligations. See "--Subordination" below. In addition, the Bank Holding Companies are holding companies and almost all of the operating assets of the Bank Holding Companies and their consolidated subsidiaries are owned by those subsidiaries. Accordingly, the Bank Holding Companies rely primarily on dividends from their subsidiaries to meet debt service obligations and pay operating expenses. The inability of the Bank Holding Companies' direct and indirect subsidiaries to pay dividends to their respective Bank Holding Companies in an amount sufficient to meet debt service obligations and pay operating expenses would have a material adverse effect on the Bank Holding Companies, Bank Trusts, the Fund and the Fund Shares.

     Because the Bank Holding Companies are holding companies, their right to participate in any distribution of the assets of their subsidiaries upon its liquidation or reorganization or otherwise, is subject to the prior claims of creditors of that subsidiary, except to the extent that its Bank Holding Company may itself be recognized as a creditor of that subsidiary. Accordingly, the Subordinated Debentures will be effectively subordinated to all existing and future liabilities of each Bank Holding Company's subsidiaries, including the respective Banks, and the Fund will look only to the assets of each Bank Holding Company for distributions on the Preferred Securities.

     In addition, as the Bank Holding Companies are non-operating holding companies, almost all of the operating assets of each Bank Holding Company are owned by the respective Bank Holding Companies' subsidiaries. Each Bank Holding Company relies primarily on dividends from its subsidiaries to meet its obligations for payment of principal and interest on its outstanding debt obligations, if any, and corporate expenses. Each of the Banks is subject to certain restrictions imposed by federal or state law on any extensions of credit to, and certain other transactions with, its respective Bank Holding Company, and on investments in stock or other securities thereof. Such restrictions prevent the Bank Holding Companies and such other affiliates from borrowing from their respective Banks unless the loans are secured by various types of collateral. Further, such secured loans, other transactions and investments by each Bank are generally limited in amount as to its Bank Holding Company and as to each of its other affiliates to 10% of the respective Bank's capital and surplus and as to the Bank Holding Company and all of such other affiliates to an aggregate of 20% of the respective Bank's capital and surplus. In addition, payment of dividends to the Bank Holding Companies by their respective Banks is subject to ongoing review by banking regulators and is subject to various statutory limitations and in certain circumstances requires prior approval by banking regulatory authorities. Federal and state regulatory agencies also have the authority to limit further the Banks' payment of dividends based on other factors, such as the maintenance of adequate capital for the Banks, which could reduce the amount of dividends otherwise payable.

OPTION TO EXTEND INTEREST PAYMENT DATE

     Each Bank Holding Company will have the right under its Indenture at any time during the term of the Subordinated Debentures to defer the payment of interest on the Subordinated

Debentures at any time or from time to time for a period not exceeding 20 consecutive quarterly periods with respect to each Extension Period, provided that no Extension Period may extend beyond the Stated Maturity of the Subordinated Debentures. At the end of an Extension Period, the Bank Holding Company or Companies that deferred the payment of interest must pay all interest then accrued and unpaid (together with additional interest accrued on such deferred interest at the annual rate of ______%, compounded quarterly). During an Extension Period, interest will continue to accrue and the Bank Trusts, will be required to accrue interest income for United States federal income tax purposes prior to the receipt of cash attributable to such income. See "Additional Tax Discussion."

     During any such Extension Period, the Bank Holding Company electing to defer payment of interest on the Subordinated Debentures generally may not:

     (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of its capital stock (which includes common and preferred stock); or

     (ii) make any payment of principal or interest on or repay, repurchase or redeem any of its debt securities that rank equally with or junior in right of payment to the Subordinated Debentures (other than the Guarantee).

     Prior to the termination of any such Extension Period, the Bank Holding Company or Companies that elected the deferral may further extend the Extension Period, provided that such extension does not cause such Extension Period to exceed 20 consecutive quarterly periods or to extend beyond the Stated Maturity of the Subordinated Debentures. Upon the termination of any such Extension Period and the payment of all amounts then due on any Interest Payment Date, the Bank Holding Company may elect to begin a new Extension Period, subject to the above requirements. No interest will be due and payable during an Extension Period, except at the end of the period. If the Property Trustee is the only registered holder of the Subordinated Debentures at the time a Bank Holding Company elects an Extension Period, the Bank Holding Company must give State Street, as Property Trustee and Indenture Trustee, notice of its election of any Extension Period (or an extension thereof) at least one business day prior to the earlier of (i) the next date on which the distributions on the Preferred Securities would have been payable except for the election to begin or extend such Extension Period or (ii) the date the Bank Trust is required to give notice to the Fund of the record date or the date such distributions are payable, but in any event not less than one business day prior to such record date. The Administrative Trustees will notify the Fund and the Fund will notify Shareholders of the Bank Holding Company's or Companies' election to begin or extend a new Extension Period to the Fund. There is no limitation on the number of times that a Bank Holding Company may elect to begin a new Extension Period.

SPECIAL EVENT PREPAYMENT

     If a Capital Event, Tax Event or an Investment Company Event (as defined below) (each, a "Special Event") occurs, each Bank Holding Company may, at its option, prepay its Subordinated Debentures in whole (but not in part) at any time within 180 days of the occurrence of such Special

Event, at a prepayment price (the "Prepayment Price") equal to 100% of the principal amount of such Subordinated Debentures plus accrued and unpaid interest thereon, if any, to the date of such prepayment.

     A "Capital Event" means the receipt by a Bank Trust of an opinion of counsel experienced in such matters that the Bank Holding Companies cannot, or within 90 days after the date of the opinion of such counsel will not, be permitted by the applicable regulatory authorities, due to a change in law, regulation, policy or guideline or interpretation or application of law or regulation, policy or guideline, to account for the Preferred Securities as Tier 1 capital under the capital guidelines or policies of the Federal Reserve or other applicable federal or state banking regulation.

     "Tax Event" means the receipt by a Bank Trust of an opinion of counsel experienced in such matters to the effect that there is more than an insubstantial risk that (i) the Bank Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Subordinated Debentures, (ii) interest payable by its Bank Holding Company on the Subordinated Debentures is not, or within 90 days of the date of such opinion will not be, deductible by the Bank Holding Company, in whole or in part, for United States federal income tax purposes, or (iii) the Bank Trust is, or will be within 90 days of the date of such opinion, subject to more than a minimal amount of other taxes, duties or other governmental charges.

     "Investment Company Event" means the receipt by a Bank Trust of an opinion of counsel experienced in such matters, to the effect that there is more than an insubstantial risk that the Bank Trust is or will be considered an "investment company" required to be registered under the Investment Company Act.

     Notice of any prepayment will be mailed at least 30 days but not more than 60 days before the redemption date to the Bank Trusts to be prepaid at their registered addresses. Unless a Bank Holding Company defaults in payment of the prepayment price, on and after the prepayment due date interest ceases to accrue on its Subordinated Debentures called for prepayment.

     If a Bank Trust is required to pay any additional taxes, duties or other governmental charges solely by reason of its holding the Subordinated Debentures, then its Bank Holding Company will pay those additional amounts to the Bank Trust as additional interest under the Indenture.

OPTIONAL PREPAYMENT AFTER FIVE YEARS

     The Bank Holding Companies will have the right to prepay their respective Subordinated Debentures, in whole at any time, or in part from time to time, at their option at any time after ____________, 2004 (five years after issuance), at the Prepayment Price plus accrued and unpaid interest.

DEBENTURE EVENTS OF DEFAULT

     The Indenture provides that any one or more of the following described events with respect to the Subordinated Debentures constitutes an Event of Default (a "Debenture Event of Default"):

     (i) failure for 30 days to pay any interest on the Subordinated Debentures, when due (subject to the deferral of any due date in the case of an Extension Period); or

     (ii) failure to pay any principal on the Subordinated Debentures when due whether at maturity, upon redemption, by declaration of acceleration of maturity or otherwise; or

     (iii) failure to observe or perform in any material respect certain other covenants contained in the Indenture for 90 days after written notice to the Bank Holding Companies from the Debenture Trustee or the Bank Trusts, or the Fund in the case of a distribution of Subordinated Debentures; or

     (iv) certain events in bankruptcy, insolvency or reorganization of the Bank Holding Companies.

     The Bank Trusts or the Fund, as the case may be, have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee. The Debenture Trustee or the Fund may declare the entire principal of the Subordinated Debentures due and payable immediately upon a Debenture Event of Default. The Bank Trusts may annul such declaration if the default (other than the nonpayment of the principal of the Subordinated Debentures which has become due solely by such acceleration) has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debenture Trustee.

CONSOLIDATION, MERGER, SALE OF ASSETS AND OTHER TRANSACTIONS

     The Indenture provides that any Bank Holding Company may consolidate with or merge with or into any other person or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any person, but only if the successor person is organized under the laws of the United States or any State or the District of Columbia, and such successor person expressly assumes that Bank Holding Company's obligations under its Subordinated Debentures.

     The general provisions of the Indentures do not afford a Bank Trust protection in the event of a highly leveraged or other transaction involving its respective Bank Holding Company that may adversely affect the Bank Trust.

SUBORDINATION

     In the Indenture, the Bank Holding Companies and their Bank Trusts covenant and agree that their Subordinated Debentures will be subordinate and junior in right of payment to all Senior Debt (as defined below), whether outstanding at the date of the Indenture or thereafter incurred, to the extent provided in the Indenture. Upon any payment or distribution by a Bank Holding Company of assets to creditors upon any liquidation, dissolution, winding up, reorganization, assignment for the benefit of creditors, marshaling of assets or any bankruptcy, insolvency, debt restructuring or similar proceedings in connection with any bankruptcy, insolvency, debt restructuring or similar proceedings of the Bank Holding Company, the holders of Senior Debt will first be entitled to receive payment in full in respect of such Senior Debt before the Bank Trusts (and therefore, before the Fund and its Shareholders) will be entitled to receive or retain any payment in respect thereof.

     In the event of the acceleration of the maturity of Subordinated Debentures, the holders of all Senior Debt outstanding at the time of such acceleration will first be entitled to receive payment in full in respect of such Senior Debt before the Bank Trusts will be entitled to receive or retain any payment in respect of the Subordinated Debentures.

     No payments on account of principal or interest, if any, in respect of the Subordinated Debentures will be made if a default in any payment with respect to Senior Debt or an event of default with respect to any Senior Debt resulting in the acceleration of the maturity thereof has occurred and is continuing, or if any judicial proceeding is pending with respect to any such default.

     "Senior Debt" means, with respect to a Bank Holding Company and its subsidiaries, the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to a Bank Holding Company whether or not such claim for post-petition interest is allowed in such proceeding), on debt, whether incurred on or prior to the date of the Indenture or thereafter incurred, unless, such obligations, by their express terms, are not superior in right of payment to the Subordinated Debentures or to other debt which is of equal rank or subordinated to the Subordinated Debentures.

     However, Senior Debt does not include:

     (i) any debt of a Bank Holding Company which when incurred and without respect to any election under section 1111(b) of the United States Bankruptcy Code of 1978, as amended, was without recourse to the Bank Holding Company;

     (ii)  any debt of a Bank Holding Company to any of its subsidiaries;

     (iii) any debt to any employee of a Bank Holding Company;

     (iv) any debt which by its terms is subordinated to trade accounts payable or accrued liabilities arising in the ordinary course of business to the extent that payments made to the holders of such debt by the holders of the Subordinated Debentures as a result of the subordination provisions of the Indenture would be greater than they otherwise would have been as a result of any obligation of such holders to pay amounts over to the obligees on such trade accounts payable or accrued liabilities arising in the ordinary course of business as a result of subordination provisions to which such debt is subject; and

     (v) the principal of and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to a Bank Holding Company whether or not such claim for post-petition interest is allowed in such proceeding), on debt, whether incurred on or prior to the date of the Indenture or thereafter incurred, which is by its terms expressly provided to be junior and subordinate to other debt of the Bank Holding Company (other than the Subordinated Debentures).

     By reason of such subordination, in the event of an insolvency or other defaults by a Bank Holding Company, creditors of the Bank Holding Company who are holders of Senior Debt, as well as certain general creditors of the Bank Holding Company, may recover more, ratably, than its respective Bank Trust. Additionally, the Bank Holding Companies currently conduct substantially all of their operations through subsidiaries, and the Bank Trusts will be structurally subordinated to the creditors of the Bank Holding Companies' subsidiaries.

     The Indenture places no limitation on the amount of additional secured or unsecured debt, including the Senior Debt, or other obligations, that may be incurred by the Bank Holding Companies. The Bank Holding Companies expect from time to time to incur additional indebtedness and obligations, including Senior Debt.

INFORMATION CONCERNING THE DEBENTURE TRUSTEE

     The Debenture Trustee is under no obligation to exercise any of the powers vested in it by the Indenture at the request of the Bank Trusts unless offered reasonable indemnity by the Bank Trusts against the costs, expenses and liabilities which might be incurred thereby. The Debenture Trustee is not required to expend or risk its own funds or otherwise incur personal financial liability in the performance of its duties if the Debenture Trustee reasonably believes that repayment or adequate indemnity is not reasonably assured to it.

     From time to time, the Debenture Trustee and/or its affiliates may extend credit and may provide other financial services to the Bank Holding Companies.

                    ADDITIONAL DESCRIPTION OF THE GUARANTEE

     The Guarantee will be executed and delivered by the Bank Holding Companies concurrently with the issuance by the Bank Trusts of the Preferred Securities for the benefit of the Fund. State Street Bank and Trust Company will act as guarantee trustee ("Guarantee Trustee") under the Guarantee. Certain material terms of the Guarantee are summarized below. This summary of certain provisions of the Guarantee does not purport to be complete and is subject to, and qualified in its entirety by reference to, all of the provisions of the Guarantee, which is filed with the SEC as an Exhibit to the Fund's registration statement. The Guarantee Trustee will hold the Guarantee for the benefit of the Fund.

GENERAL

     The Bank Holding Companies will irrevocably agree to pay in full on a subordinated basis, to the extent set forth herein, the Guarantee Payments (as defined below) to the Fund, as and when due, regardless of any defense, right of set-off or counterclaim that the Bank Trusts may have or assert other than the defense of payment. The Guarantee of each Bank Holding Company applies only to payments due on the Preferred Securities issued by its corresponding Bank Trust. The following payments with respect to the Preferred Securities, to the extent not paid by or on behalf of the Bank Trusts (the "Guarantee Payments"), will be subject to the Guarantee:

     (i) any accumulated and unpaid distributions required to be paid on Preferred Securities, to the extent the Bank Trusts have funds on hand at such time legally available therefor;

     (ii) the Redemption Price with respect to any Preferred Securities called for redemption, to the extent that the Bank Trusts have funds on hand at such time legally available therefor; or

     (iii) upon a voluntary or involuntary termination and liquidation of the Bank Trusts (unless the Subordinated Debentures are distributed to the Fund), the lesser of:

           (a) the aggregate liquidation amount of the Preferred Securities plus all accrued and unpaid distributions; and

           (b) the amount of assets of the Bank Trusts remaining available for distribution to the Fund.

     Accordingly, if a default occurs on the Preferred Securities and the defaulting Bank Trust does not have the funds on hand to pay amounts due and unpaid on the Preferred Securities, the Fund will have no recourse under the Guarantee to seek payment from the corresponding Bank Holding Company. Therefore, the Guarantee may provide little additional recourse to the Fund. If a Bank Trust defaults on the Preferred Securities, such default would most likely be due to a failure by its Bank Holding Company to make required payments on the Subordinated Debentures, in which case the Bank Trust will have no funds on hand to be paid under the Guarantee. A Bank Holding Company's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Bank Holding Company to the Fund or by causing its respective Bank Trust to pay such amounts to the Fund.

     The Guarantee will rank subordinate and junior in right of payment to all Senior Debt and other liabilities of the Bank Holding Company (other than capital stock) to the extent provided therein. See "--Status; Subordination" below.

     In addition, because the Bank Holding Companies are holding companies, the right of the Bank Holding Companies to participate in any distribution of assets of any subsidiary upon such subsidiary's liquidation or reorganization or otherwise is subject to the prior claims of creditors of that subsidiary, except to the extent that a Bank Holding Company may itself be recognized as a creditor of that subsidiary. Accordingly, the Bank Holding Companies' obligations under the Guarantee will be effectively subordinated to all existing and future liabilities of the Bank Holding Companies' direct and indirect subsidiaries, and claimants should look only to the assets of the Bank Holding Companies for payments thereunder. See "Additional Description of the Subordinated Debentures--General." The Guarantee does not limit the incurrence or issuance of other secured or unsecured debt of the Bank Holding Companies, including Senior Debt, whether under the Indenture, any other indenture that the Bank Holding Companies may enter into in the future or otherwise.

STATUS; SUBORDINATION

     The Guarantee will constitute an unsecured obligation of each Bank Holding Company and will rank subordinate and junior in right of payment to all Senior Debt in the same manner as the Subordinated Debentures and also will rank subordinate and junior in right of payment to all other liabilities of that Bank Holding Company.

     The Guarantee will constitute a guarantee of payment and not of collection (i.e., the guaranteed party may institute a legal proceeding directly against Bank Holding Company to enforce its rights under the Guarantee without first instituting a legal proceeding against any other person or entity). The Guarantee will be held for the benefit of the Fund. The Guarantee will not be discharged except by payment of the Guarantee Payments in full to the extent not paid by the Bank Trusts or upon distribution to the Fund of the Subordinated Debentures. The Guarantee does not place a limitation on the amount of additional Senior Debt that may be incurred by each Bank Holding Company. The Bank Holding Companies expect from time to time to incur additional indebtedness constituting Senior Debt.

AMENDMENTS AND ASSIGNMENT

     Except with respect to any changes that do not materially adversely affect the rights of the Fund (in which case no vote of the Fund will be required), the Guarantee may not be amended without the prior approval of the Fund. All guarantees and agreements contained in the Guarantee Agreement will bind the successors, assigns, receivers, trustees and representatives of the Bank Holding Companies and will inure to the benefit of the Fund.

EVENTS OF DEFAULT

     An event of default under the Guarantee will occur upon the failure of a Bank Holding Company to perform any of its payment or other obligations thereunder. The Fund will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee in respect of the Guarantee or to direct the exercise of any trust or power conferred upon the Guarantee Trustee under the Guarantee.

     If the Guarantee Trustee fails to enforce the Guarantee, the Fund may institute a legal proceeding directly against the applicable Bank Holding Companies to enforce its rights under the Guarantee without first instituting a legal proceeding against the Bank Trusts, the Guarantee Trustee or any other person or entity.

CERTAIN COVENANTS OF THE BANK HOLDING COMPANIES

     In its respective Guarantee, each Bank Holding Company will covenant that, so long as any of its respective Preferred Securities remain outstanding, if and during the time that an Event of Default under the Guarantee has occurred and is continuing, that Bank Holding Company will not:

     (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of its capital stock (which includes common and preferred stock); or

     (ii) make any payment of principal or interest on or repay or repurchase or redeem any of its debt securities that rank equally with or junior in right of payment to its Subordinated Debentures.

TERMINATION

     The Guarantee will terminate and have no further force and effect upon full payment of the Redemption Price of the Preferred Securities, upon full payment of the Liquidation Amount payable upon liquidation of the Bank Trusts or upon distribution of Subordinated Debentures to the Fund. The Guarantee will continue to be effective or will be reinstated, as the case may be, if at any time the Fund must restore payment of any sums paid under the Preferred Securities or the Guarantee, such as in the event of an order by a bankruptcy court.

INFORMATION CONCERNING THE GUARANTEE TRUSTEE

     The Guarantee Trustee, other than during the continuance of a default with respect to a Guarantee, will undertake to perform only such duties as are specifically set forth in such Guarantee and, after default, must exercise the same degree of care as a prudent individual would exercise in the conduct of his or her own affairs. Subject to such provisions, the Guarantee Trustee is under no obligation to exercise any of the powers vested in it by the Guarantee at the request of the Fund, unless offered reasonable indemnity against the costs, expenses and liabilities which might be incurred thereby. The Guarantee Trustee is not required to expend or risk its own funds or otherwise incur personal financial liability in the performance of its duties if it reasonably believes that repayment or adequate indemnity is not reasonably assured to it.

     From time to time the Guarantee Trustee and/or its affiliates may extend credit and may provide other financial services to the Bank Holding Companies.

               RELATIONSHIP AMONG THE PREFERRED SECURITIES, THE
                   SUBORDINATED DEBENTURES AND THE GUARANTEE

LIMITED GUARANTEE

     Payments of distributions and other amounts due on the Preferred Securities (to the extent the Bank Trusts have funds on hand legally available for the payment of such distributions) will be irrevocably guaranteed by the Bank Holding Companies only to the extent set forth under "Additional Description of the Guarantee." Taken together, the Bank Holding Companies' obligations under the Subordinated Debentures, the Indenture, the Trust Agreement and the Guarantee will provide, in the aggregate and subject to their respective terms as described above, a full and irrevocable, but subordinated, obligation for payments of distributions and other amounts due on the Preferred Securities. If and to the extent that any Bank Holding Company does not make the required payments on its Subordinated Debentures, its respective Bank Trusts will not have sufficient funds to make the related payments, including distributions, on its respective Preferred Securities. The Guarantee will not cover any such payment when a Bank Trust does not have sufficient funds on hand legally available therefor. In such event, a remedy of the Fund is to institute a lawsuit or other legal action to collect amounts due; however, generally the Fund will not have a right to receive payment until all Senior Debt of the Bank Holding Company is paid in full.

SUFFICIENCY OF PAYMENTS

     As long as payments of interest and other payments are made when due on the Subordinated Debentures, such payments will be sufficient to cover distributions and other payments due on the Preferred Securities, primarily because:

     (i) the aggregate principal amount or Prepayment Price of the Subordinated Debentures will be equal to the sum of the Liquidation Amount or Redemption Price, as applicable, of the Preferred Securities and Common Securities;

     (ii) the interest rate and interest and other payment dates on the Subordinated Debentures will match the Distribution rate and Distribution and other payment date for the Trust Securities;

     (iii) each Bank Holding Company will pay for all and any costs, expenses and liabilities of its respective Bank Trust except that Bank Trust's obligations to the Fund; and

     (iv) the Trust Agreement will provide that the Bank Trusts are not authorized to engage in any activity that is not consistent with the limited purpose thereof.

ENFORCEMENT OF RIGHTS OF THE FUND; DEFAULTS AND SUBORDINATION

     The Fund may institute a legal proceeding directly against any Bank Holding Company to enforce its rights under the Guarantee without first instituting a legal proceeding against the Guarantee Trustee, the Bank Trusts or any other person or entity.

     A Bank Holding Company's default or event of default under any Senior Debt would not constitute a default or Event of Default under the Trust Agreement. However, in the event of payment defaults under, or acceleration of, Senior Debt, the subordination provisions of the Indenture will provide that no payments may be made in respect of the Subordinated Debentures until such Senior Debt has been paid in full or any payment default thereunder has been cured or waived. Failure to make required payments on Subordinated Debentures constitutes an Event of Default under its respective Trust Agreement.

LIMITED PURPOSE OF THE BANK TRUSTS

     The Preferred Securities represent preferred undivided beneficial interests in the assets of the Bank Trusts and the Bank Trusts exist for the sole purpose of issuing and selling the Common and Preferred Securities, using the proceeds from the sale of the Common and Preferred Securities to acquire the Subordinated Debentures and engaging in only those other activities necessary, advisable or incidental thereto. A principal difference between the rights of the Fund and the Bank Trusts is that the Bank Trusts will be entitled to receive from the Bank Holding Companies the principal and interest on Subordinated Debentures held, while the Fund is entitled to receive distributions on the Preferred Securities from the Bank Trusts (or, in certain circumstances, from the Bank Holding Companies under the Guarantee) if and to the extent the Bank Trusts have funds on hand legally available for the payment of such distributions.

RIGHTS UPON TERMINATION; PRIORITY OF CLAIMS

     Unless the Subordinated Debentures are distributed to the Fund, upon any voluntary or involuntary termination and liquidation of the Bank Trusts, the Fund will be entitled to receive, out of assets held by the Bank Trusts, after satisfaction of liabilities to creditors as provided by applicable law, the Liquidation Distribution. See "Additional Description of the Preferred Securities--Liquidation of Bank Trusts and Distribution of Subordinated Debentures." Upon any voluntary or involuntary liquidation or bankruptcy of a Bank Holding Company, the Property Trustee, as holder of the Subordinated Debentures, would be a subordinated creditor of that Bank Holding Company, subordinated in right of payment to all Senior Debt as set forth in the Indenture, but entitled to receive payment in full of principal and interest, before any stockholders of that Bank Holding Company receive payments or distributions. Since each Bank Holding Company will be the guarantor under the Guarantee and will agree to pay for all costs, expenses and liabilities of its Bank Trust (other than that Bank Trust's obligations to the Bank Holding Companies and the Fund) the positions of the Fund and the Bank Trusts relative to other creditors and to stockholders of the Bank Holding Companies in the event of liquidation or bankruptcy of a Bank Holding Company are expected to be similar. Although, in the event of bankruptcy or insolvency proceedings involving a Bank Holding Company, that Bank Holding Company's obligations under the Guarantee will rank subordinate and junior in right of payment to all liabilities of the Bank Holding Company but senior to any obligations in respect of any class of capital stock of the Bank Holding Company.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board of Trustees. The number of trustees of the Fund is currently set at three, one of whom, Mr. Holbrook, is an "interested person" (as the term "interested person" is defined in the 1940 Act) and two of whom are

"disinterested persons." The name, date of birth, position with the Fund, business address and principal occupation and other affiliations during the past five years are set forth below for each trustee and officer of the Fund.

----------------------------------------------------------------------------------------------
Name, Date of Birth,       Principal Occupations and Other Affiliations During the Past Five
Position with the Fund     Years
and Business Address
----------------------------------------------------------------------------------------------
James S. Holbrook, Jr.,    Chairman of the Board and CEO of Sterne, Agee & Leach, Inc.,
7/12/44, Chairman of       since 1990 and its holding company, Sterne Agee & Leach Group,
the Board, Trustee and     Inc. ("SAL Group"), since SAL Group's formation in 1996.  Mr.
President, 1901 Sixth      Holbrook serves as the Chairman of the Board for each of SAL
Avenue North, Suite        Group's other subsidiaries, which include the Manager of the Fund,
2100, Birmingham,          Sterne Agee Asset Management, Inc., and the Custodian of the
Alabama 35203              Fund, The Trust Company of Sterne, Agee & Leach, Inc.  Mr.
                           Holbrook also serves as a director for Bobby Allison Wireless
                           Corporation.
----------------------------------------------------------------------------------------------
Trustee
----------------------------------------------------------------------------------------------
Trustee
----------------------------------------------------------------------------------------------
Treasurer
----------------------------------------------------------------------------------------------
Secretary
----------------------------------------------------------------------------------------------

     The following table sets forth compensation to be paid by the Fund projected through the end of the Fund's first full fiscal year. The Fund has no retirement or pension plans.

                       Aggregate Compensation      Total Compensation from
     Name of Trustee   from Fund                   Fund and Fund Complex
     ---------------   ----------------------      -----------------------



     The Fund pays each of its Trustees who is not a director, officer or employee of Sterne, Agee & Leach Group, Inc., or any of its affiliates, an annual retainer of $_____ for serving as a trustee plus $_______ for each in-person Board meeting and $___ for each telephonic Board meeting attended. In addition, the Fund will reimburse these Trustees for travel and out-of-pocket expenses incurred in connection with meetings of the Board of Trustees. Other Trustees and Officers receive no compensation or expense reimbursement from the Fund.

INVESTMENT MANAGER

     Sterne Agee Asset Management, Inc., 800 Shades Creek Parkway, Suite 125, Birmingham, Alabama 36209, serves as the investment manager (the "Manager") to the Fund. The Manager is a wholly-owned subsidiary of Sterne, Agee & Leach Group, Inc., which also serves as the holding company for the Representative of the Underwriters.

           SUPERVISION AND REGULATION OF THE BANK HOLDING COMPANIES

     The supervision and regulation of bank holding companies and their subsidiaries is intended primarily for the protection of depositors, the deposit insurance funds of the FDIC and the banking system as a whole, not for the protection of bank holding companies' shareholders or creditors such as the Fund. Various supervisory and regulatory agencies have broad enforcement power over bank holding companies and banks, including the power to impose substantial fines and other penalties for violation of laws and regulations.

     The following description summarizes some of the laws to which the Bank Holding Companies and the Banks are subject. References herein to applicable statutes and regulations are brief summaries thereof, do not purport to be complete and are qualified in their entirety by reference to such statutes and regulations.

THE BANK HOLDING COMPANIES

     The Bank Holding Companies are bank holding companies registered under the Bank Holding Company Act of 1956 ("BHCA"), and the Bank Holding Companies are subject to supervision, regulation and examination by the Federal Reserve. In addition, as a nationally chartered bank, Gulf Coast National Bank, a wholly-owned subsidiary of FirstBancorp, Inc., is subject to the regulation, supervision, examination and reporting requirements of the Office of the Comptroller of the Currency ("OCC"). The BHCA and other federal laws restrict the types of activities in which bank holding companies may engage and subject them to a range of supervisory requirements and activities, including regulatory enforcement actions for violations of laws and regulations.

     REGULATORY RESTRICTIONS ON DIVIDENDS. It is the policy of the Federal Reserve that bank holding companies pay cash dividends on common stock only out of income available over the past year and only if prospective earnings retention is consistent with a bank holding company's expected future needs and financial condition. This policy provides that bank holding companies should not maintain a level of cash dividends that undermines the bank holding company's ability to serve as a source of strength to its banking subsidiaries.

     The Bank Holding Companies' principal source of funds to make distributions on the Subordinated Debentures will be cash dividends that the Bank Holding Companies receive from the Banks. The payment of dividends by the Banks to the Bank Holding Companies is subject to certain restrictions imposed by federal banking laws, regulations and authorities. See "Supervision and Regulation--The Banks" below.

     The federal banking statutes prohibit federally insured banks from making any capital distributions (including a dividend payment) if, after making the distribution, the institution would be "undercapitalized" as defined by statute. Federal regulatory authorities also may prohibit an insured bank from engaging in an unsafe or unsound practice, as determined by the relevant authority, in conducting an activity. Paying dividends could be deemed an unsafe or unsound practice, depending on a bank's financial condition. A regulatory authority could impose stricter limits on a Bank's payment of dividends to its Bank Holding Company if the authority deemed those limits appropriate to meet requirements governing capital adequacy.

     Under Federal Reserve policy, a bank holding company is expected to act as a source of financial strength to each of its banking subsidiaries and commit resources to their support. Such support may be required at times when, absent this Federal Reserve policy, a holding company may not be inclined to provide it. As discussed below, a bank holding company in certain circumstances could be required to guarantee the capital plan of an undercapitalized banking subsidiary.

     In the event of a bank holding company's bankruptcy under Chapter 11 of the U.S. Bankruptcy Code, the bankruptcy trustee will be deemed to have assumed and is required to cure immediately any deficit under any commitment of the debtor holding company imposed by any of the federal banking agencies to maintain the capital of an insured depository institution. Any claim for breach of such a commitment generally will have priority over most other unsecured claims.

     ACTIVITIES "CLOSELY RELATED" TO BANKING. The BHCA prohibits a bank holding company, with certain limited exceptions, from acquiring direct or indirect ownership or control of any voting shares of any company that is not a bank or from engaging in any activity other than those of banking, managing, or controlling banks and certain other subsidiaries, or furnishing services to or performing services for its subsidiaries. One principal exception to these prohibitions allows the acquisition of interests in companies whose activities are found by the Federal Reserve, by order or regulation, to be so closely related to banking or managing or controlling banks, as to be a proper incident thereto. Some of the activities that have been determined to be closely related to banking include: making or servicing loans, performing certain data processing services, acting as an investment or financial advisor to certain investment trusts and investment companies and providing securities brokerage services. Other activities approved by the Federal Reserve include consumer financial counseling, tax planning and tax preparation, futures and options advisory services, check guaranty services, collection agency and credit bureau services and personal property appraisals. In approving acquisitions by bank holding companies of companies engaged in banking-related activities, the Federal Reserve considers a number of factors and weighs the expected benefits to the public (such as greater convenience and increased competition or gains in efficiency) against the risks of possible adverse effects (such as undue concentration of resources, decreased or unfair competition, conflicts of interest, or unsound banking practices). The Federal Reserve is also empowered to differentiate between activities commenced de novo and activities commenced through acquisition of an ongoing concern.

     SECURITIES ACTIVITIES. The Federal Reserve has approved applications by bank holding companies to engage, through nonbank subsidiaries, in certain securities-related activities (underwriting of municipal revenue bonds, commercial paper, consumer receivable-related securities and one-to-four family mortgage-backed securities), provided that the subsidiaries would not be "principally engaged" in such activities for purposes of Section 20 of the Glass-Steagall Act. In limited situations, holding companies may be able to use such subsidiaries to underwrite and deal in corporate debt and equity securities.

     SAFE AND SOUND BANKING PRACTICES. Bank holding companies are not permitted to engage in unsafe and unsound banking practices. The Federal Reserve's Regulation Y, for example, generally requires a bank holding company to give the Federal Reserve prior notice of any redemption or repurchase of its own equity securities, if the consideration to be paid, together with the consideration paid for any repurchases or redemptions in the preceding year, is equal to 10% or more of the holding company's consolidated net worth and the company is not well capitalized or considered well managed, or is subject to unresolved supervisory issues. The Federal Reserve may oppose the transaction if it believes that the transaction would constitute an unsafe or unsound practice or would violate any law or regulation. Depending upon the circumstances, the Federal Reserve could take the position that paying a dividend would constitute an unsafe or unsound banking practice.

     The Federal Reserve has broad authority to prohibit activities of bank holding companies and their nonbanking subsidiaries that represent unsafe and unsound banking practices or which constitute violations of laws or regulations, and can assess civil money penalties for certain activities conducted on a knowing and reckless basis, if those activities caused a substantial loss to a depository institution. The penalties can be as high as $1,000,000 for each day the activity continues.

     ANTI-TYING RESTRICTIONS. Bank holding companies and their affiliates are prohibited from tying the provision of certain services, such as extensions of credit, to other services offered by a holding company or its affiliates.

     CAPITAL ADEQUACY REQUIREMENTS. The Federal Reserve and OCC have adopted a system using risk-based capital guidelines to evaluate the capital adequacy of bank holding companies. Under the guidelines, specific categories of assets are assigned different risk weights based generally on the perceived credit risk of the asset. These risk weights are multiplied by corresponding asset balances to determine a "risk-weighted" asset base. The guidelines require a minimum total risk-based capital ratio of 8.0% (of which at least 4.0% is required to consist of Tier 1 capital elements). Total capital is the sum of Tier 1 and Tier 2
capital.   For each Bank Holding Company's specific capital ratios,  see the
Selected Consolidated Financial Data tables of each Bank Holding Company in the Prospectus under "The Bank Holding Companies".

     In addition to the risk-based capital guidelines, the Federal Reserve has established a required leverage ratio as an additional tool to evaluate the capital adequacy of bank holding companies. The leverage ratio is a company's Tier 1 capital divided by its average total consolidated assets. Certain highly-rated bank holding companies must maintain a minimum leverage ratio of 3.0%, but other bank holding companies may be required to maintain a leverage ratio of up to 200 basis points above the regulatory minimum. As of March 31, 1999, the leverage ratio for each of the Bank Holding Companies was as follows:
First Southern Bancorp, Inc. 6.08%, FirstBancorp, Inc. 5.49% and Central Community Corporation 7.48%.

     The federal banking agencies' risk-based ratios and leverage ratios are minimum supervisory ratios generally applicable to banking organizations that meet certain specified criteria, assuming that they have the highest regulatory rating. Banking organizations not meeting these criteria are expected to operate with capital positions well above the minimum ratios. The federal bank regulatory agencies may set capital requirements for a particular banking organization that are higher than the minimum ratios when circumstances warrant. Federal Reserve guidelines also provide that banking organizations experiencing internal growth or making acquisitions will be expected to maintain strong capital positions substantially above the minimum supervisory levels, without significant reliance on intangible assets.

     IMPOSITION OF LIABILITY FOR UNDERCAPITALIZED SUBSIDIARIES. Bank regulators are required to take "prompt corrective action" to resolve problems associated with insured depository institutions whose capital declines below certain levels. In the event an institution becomes "undercapitalized," it must submit a capital restoration plan. The capital restoration plan will not be accepted by the regulators unless each company having control of the undercapitalized institution guarantees the subsidiary's compliance with the capital restoration plan up to a certain specified amount. Any such guarantee from a depository institution's holding company is entitled to a priority of payment in bankruptcy.

     The aggregate liability of the holding company of an undercapitalized bank is limited to the lessor of 5% of the institution's assets at the time it became undercapitalized or the amount necessary to cause the institution to be "adequately capitalized." The bank regulators have greater power in situations where an institution becomes "significantly" or "critically" undercapitalized or fails to submit a capital restoration plan. For example, a bank holding company controlling such an institution could be required to obtain prior Federal Reserve approval of proposed dividends or could be required to consent to a consolidation or to divest the troubled institution or other affiliates.

     ACQUISITIONS BY BANK HOLDING COMPANIES. The BHCA requires every bank holding company to obtain the prior approval of the Federal Reserve before it may acquire all or substantially all of the assets of any bank, or ownership or control of any voting shares of any bank, if, after such acquisition, it would own or control, directly or indirectly, more than 5% of the voting shares of such bank. In approving bank acquisitions by bank holding companies, the Federal Reserve is required to consider the financial and managerial resources and future prospects of the bank holding company and the banks concerned, the convenience and needs of the communities to be served, and various competitive factors.

     CONTROL ACQUISITIONS. The Change in Bank Control Act prohibits a person or group of persons from acquiring "control" of a bank holding company unless the Federal Reserve has been notified and has not objected to the transaction.
Under a rebuttable presumption established by the Federal Reserve, the acquisition of 10% or more of a class of voting stock of a bank holding company with a class of securities registered under Section 12 of the Exchange Act would, under the circumstances set forth in the presumption, constitute acquisition of control of that bank holding company.

     In addition, any company is required to obtain the approval of the Federal Reserve under the BHCA before acquiring 25% (5% in the case of an acquiror that is a bank holding company) or more of the outstanding common stock of any of the Bank Holding Companies, or otherwise obtaining control or a "controlling influence" over any of the Bank Holding Companies.

THE BANKS

     Each of the Bank's deposits are insured by the Federal Deposit Insurance Corporation ("FDIC") to the extent provided by law. Each Bank is also subject to numerous state and federal statutes and regulations that affect its business, activities, and operations, and each is supervised and examined by one or more state or federal bank regulatory agencies.

     First Southern Bank is a state-chartered bank and a member of the Federal Reserve System and is therefore subject to supervision and examination by the Federal Reserve, the FDIC and the Florida Department of Banking and Finance. First State Bank, on the other hand, is a state-chartered bank, but is not a member of the Federal Reserve System, and is therefore subject to supervision and examination by the FDIC and the Texas Department of Banking rather than the Federal Reserve. First National Bank of the Florida Keys and Gulf Coast National Bank are nationally chartered banks and are therefore subject to regulation, supervision, and examination by the OCC and the FDIC. The federal banking regulator for each of the Banks, as well as the appropriate state banking authority for each of the Banks that is a state chartered bank, regularly examines the operations of the Banks and is given authority to approve or disapprove mergers, consolidations, the establishment of branches, and similar corporate actions. The federal and state banking regulators also have the power to prevent the continuance or development of unsafe or unsound banking practices or other violations of law.

     The Banks are subject to the provisions of the Community Reinvestment Act (the "CRA"). Under the terms of the CRA, the Banks have a continuing and affirmative obligation consistent with their safe and sound operations to help meet the credit needs of their entire communities, including low- and moderate-income neighborhoods. The CRA does not establish specific lending requirements or programs for financial institutions nor does it limit an institution's discretion to develop the types of products and services that it believes are best suited to its particular community, consistent with the CRA. The CRA requires each appropriate federal bank regulatory agency, in connection with its examination of a subsidiary depository institution, to assess such institution's record in assessing and meeting the credit needs of the community served by that institution, including low-and moderate-income neighborhoods. The regulatory agency's assessment of the institution's record is made available to the public. Further, such assessment is required of any institution which has applied to:
(i) charter a national bank; (ii) obtain deposit insurance coverage for a newly chartered institution; (iii) establish a new branch office that will accept deposits; (iv) relocate an office; or (v) merge or consolidate with, or acquire the assets or assume the liabilities of, a federally regulated financial institution. In the case of a bank holding company applying for approval to acquire a bank or other bank holding company, the Federal Reserve will assess the records of each subsidiary depository institution of the applicant bank holding company, and such records may be the basis for denying the application. All of the Banks received at least a "satisfactory" CRA rating in their most recent examinations.

     PAYMENT OF DIVIDENDS. The Bank Holdings Companies are legal entities separate and distinct from their banking and other subsidiaries. The principal source of cash flow of the Bank Holding Companies, including cash flow to pay dividends to its stockholders and distributions on the Subordinated Debentures to its Bank Trust, are dividends from the Banks. There are statutory and regulatory limitations on the payment of dividends by the Banks to the Bank Holding Companies as well as the Bank Holding Companies to its stockholders.

     If, in the opinion of a federal regulatory agency, an institution under its jurisdiction is engaged in or is about to engage in an unsafe or unsound practice (which, depending on the financial condition of the institution, could include the payment of dividends), such agency may require, after notice and hearing, that such institution cease and desist from such practice. The federal banking agencies have indicated that paying dividends that deplete an institution's capital base to an inadequate level would be an unsafe and unsound banking practice. Under the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA"), an insured institution may not pay any dividend if payment would cause it to become undercapitalized or if it already is undercapitalized. See "Corrective Measures for Capital Deficiencies." Moreover, the Federal Reserve and the FDIC have issued policy statements which provide that bank holding companies and insured banks should generally pay dividends only out of current operating earnings.

     CAPITAL ADEQUACY REQUIREMENTS. The FDIC (and the OCC as to national banks) has adopted regulations establishing minimum requirements for the capital adequacy of insured institutions, i.e., the Banks. The FDIC may establish higher minimum requirements if, for example, a bank has previously received special attention or has a high susceptibility to interest rate risk.

     The FDIC's risk-based capital guidelines generally require state banks to have a minimum ratio of Tier 1 capital to total risk-weighted assets of 4.0% and a ratio of total capital to total risk-weighted assets of 8.0%. The capital categories have the same definitions for the Bank as for Bank Holding Companies discussed above. As of March 31, 1999, First Southern Bank's ratio of Tier 1 capital to total risk-weighted assets was 8.30% and its ratio of total capital to total risk weighted assets was 9.55%. As of March 31, 1999, First National Bank of the Florida Keys and Gulf Coast National Bank's ratio of Tier 1 capital to total risk weighted assets was 9.18% and 9.68%, respectively, and their ratio of total capital to total risk weighted assets was 10.32% and 10.39% respectively. As of March 31, 1999, First State Bank's ratio of Tier 1 capital to total risk weighted assets was 9.94%, and its ratio of total capital to total risk weighted assets was 10.95%.

     CORRECTIVE MEASURES FOR CAPITAL DEFICIENCIES.   Federal banking regulators
are required to take "prompt corrective action" with respect to capital-deficient institutions. Agency regulations define, for each capital category, the level at which institutions are "well-capitalized," "adequately capitalized," "under capitalized," "significantly under capitalized" and "critically under capitalized." A "well capitalized" bank has a total risk based capital ratio of 10.0% or higher; a Tier 1 risk based capital ratio of 6.0% or higher; a leverage ratio of 5.0% or higher; and is not subject to any written agreement, order or directive requiring it to maintain a specific capital level for any capital measure. An "adequately capitalized" bank has a total risk based capital ratio of 8.0% or higher; a Tier 1 risk based capital ratio of 4.0% or higher; a leverage ratio of 4.0% or higher (3.0% or higher if the bank was rated a CAMEL 1 in its most recent examination report and is not experiencing significant growth); and does not meet the criteria for a well capitalized bank. A bank is "under capitalized" if it fails to meet any one of the ratios required to be adequately capitalized. Each of First Southern Bank, First National Bank of the Florida Keys, Gulf Coast National Bank and First State Bank is classified as "adequately capitalized," "well capitalized," "well capitalized" and "well capitalized," respectively, for purposes of the FDIC's prompt corrective action regulations.

     In addition to requiring undercapitalized institutions to submit a capital restoration plan, applicable regulations contain broad restrictions on certain activities of undercapitalized institutions including asset growth, acquisitions, branch establishment and expansion into new lines of business. With certain exceptions, an insured depository institution is prohibited from making capital distributions, including dividends, and is prohibited from paying management fees to control persons if the institution would be undercapitalized after any such distribution or payment.

     As an institution's capital decreases, the FDIC's enforcement actions become more severe. A significantly undercapitalized institution in subject to mandated capital raising activities, restriction on interest rates paid and transactions with affiliates, removal of management, and other restrictions. The FDIC has only very limited discretion in dealing with a critically undercapitalized institution and is virtually required to appoint a receiver or conservator.

     Banks with risk-based capital and leverage ratios below the required minimums may also be subject to certain administrative actions, including the termination of deposit insurance upon notice and hearing, or a temporary suspension of insurance without a hearing in the event the institution has no tangible capital.

     The FDIC established a process for raising or lowering all deposit insurance rates for insured institutions semi-annually if conditions warrant a change. Under this system, the FDIC has the flexibility to adjust the assessment rate schedule twice a year without seeking prior public comment, but only within a range of five cents per $100 above or below the premium schedule adopted. Changes in the rate schedule outside the five cent range above or below the current schedule can be made by the FDIC only after a full rule making with opportunity for public comment.

     ENFORCEMENT POWERS. The FDIC and the other federal banking agencies have broad enforcement powers, including the power to terminate deposit insurance, impose substantial fines and other civil and criminal penalties and appoint a conservator or receiver. Failure to comply with applicable laws, regulations and supervisory agreements could subject a Bank Holding Company or its banking subsidiaries, as well as officers, directors and other institution-affiliated parties of these organizations, to administrative sanctions and substantial civil money penalties. The appropriate federal banking agency may appoint the FDIC as conservator or receiver for a banking institution (or the FDIC may appoint itself, under certain circumstances) if any one or more of a number of circumstances exist, including, without limitation, the fact that the banking institution is undercapitalized and has no reasonable prospect of becoming adequately capitalized, fails to become adequately capitalized when required to do so, fails to submit a timely and acceptable capital restoration plan or materially fails to implement an accepted capital restoration plan. The applicable state banking regulatory authorities also have broad enforcement powers over banks in their jurisdictions, including the power to impose orders, remove officers and directors, impose fines and appoint supervisors and conservators.

     CONSUMER LAWS AND REGULATIONS. In addition to the laws and regulations already discussed herein, the Banks are also subject to certain consumer laws and regulations that are designed to protect consumers in transactions with banks. While the following list is not exhaustive, these laws and regulations include the Truth in Lending Act, the Trust in Savings Act, the Electronic Funds Transfer Act, the Expedited Funds Availability Act, the Equal Credit Opportunity Act and the Fair Housing Act, among others. These laws and regulations mandate certain disclosure requirements and regulate the manner in which financial institutions must deal with customers when taking deposits or making loans to such customers. The Banks must comply with the applicable provisions of these consumer protection laws and regulations as part of their ongoing customer relations.

                           ADDITIONAL TAX DISCUSSION

CLASSIFICATION OF THE SUBORDINATED DEBENTURES

     Tax Counsel has advised each Bank Holding Company that in Tax Counsel's opinion, the Subordinated Debentures should be classified under current law as indebtedness for United States federal income tax purposes. No assurance can be given, however, that the Internal Revenue Service will not successfully challenge that position. In determining whether a financial instrument is to be treated as debt or equity for federal income tax purposes, the Internal Revenue Service considers a number of factors including whether the instruments are intended to be treated as debt or equity for non-tax purposes, including regulatory, rating agency, or financial purposes. The intended treatment of the arrangement involving the Subordinated Debentures and the Preferred Securities under bank regulatory capital guidelines as Tier 1 Equity and not as indebtedness could cause the Internal Revenue Service to challenge the Bank Holding Companies' treatment of the Subordinated Debentures as indebtedness. The discussion below assumes that the Subordinated Debentures issued by each Bank Holding Company will be classified for United States federal income tax purposes as indebtedness of such Bank Holding Company.

CLASSIFICATION OF BANK TRUSTS

     Tax Counsel will render its opinion generally to the effect that under current law and assuming full compliance with the terms of the Trust Agreement and Indenture of each Bank Trust that each Bank Trust will be classified for United States federal income tax purposes as a trust that is taxable as a grantor trust and not as an association taxable as a corporation. Accordingly, for United States federal income tax purposes, the Fund generally should be considered the owner of an undivided interest in the Subordinated Debentures.

INTEREST INCOME AND ORIGINAL ISSUE DISCOUNT

     Each Bank Holding Company has the right, under the terms of the Subordinated Debentures, to defer payments of interest by extending interest payment periods on the Subordinated Debentures. The right to extend interest payment periods would cause the Subordinated Debentures to be treated as debt instruments with contingent payments issued with original issue discount OID unless the likelihood that interest payment periods will be extended is "remote." The Bank Holding Companies intend to report the interest on the Subordinated Debentures as OID (even though no Bank Holding Company has a current intention to exercise its right to defer interest payments). As a result, a Shareholder must include its pro rata share of the OID in income on an economic accrual basis regardless of its method of tax accounting, even though such accrual causes amounts to be included in income prior to the receipt of cash attributable to the interest. Actual payments and distributions of stated interest will not be reported as taxable income. Accordingly, a Shareholder of the Fund might be required to pay more in taxes on Share income than it receives in Share distributions with respect to periods in which the interest payments on the Subordinated Debentures are deferred.

     If (as expected) the issue price of the Subordinated Debentures equals their stated principal amount, the total amount of OID (i.e., the excess of the total amount of payment due on the Subordinated Debentures over their issue price) will equal the total amount of interest payable on the Subordinated Debentures (assuming no redemption before maturity). Accordingly, the amount of OID which accrues in any semi-annual period ending on a Distribution date will approximately equal the amount of the interest that accrues on the Subordinated Debentures during that period. For a Shareholder who uses the calendar year as its taxable year, the amount of OID to be included in income for a taxable year should be equal to the distributions received in such year except during an Extension Period or in a year in which the Fund disposes of Preferred Securities or the Shareholder disposes of its Fund Shares.

     The amount of OID that must be included in a Shareholder's income for a taxable year is the sum of the "daily portions" of OID, allocated ratably to each day in an accrual period, on the Shareholder's pro rata share of the Fund's undivided interest in the Subordinated Debentures for all days during the year that the Shareholder owns its Fund Shares. The amount of OID allocable to each accrual period is the product of the "adjusted issue price" of the Subordinated Debentures and their yield to maturity. The adjusted issue price at the beginning of an accrual period generally will equal that stated principal amount if, as expected, the issue price is the stated principal amount and all accrued interest is paid on each Interest Payment Date. If a Bank Holding Company were to exercise its right to defer any payment of interest on the Subordinated Debentures, however, the adjusted issue price would increase by the amount of accrued but deferred interest, and the amount of OID accruing during subsequent accrual periods would increase (until all deferred interest had been paid).

     Because income on a Share will constitute OID, a corporate holder of a Share will not be entitled to a dividends-received deduction with respect to any income recognized with respect to the Share.

RECEIPT OF SUBORDINATED DEBENTURES OR CASH UPON LIQUIDATION OF THE BANK TRUST

     Each Bank Holding Company will have the right at any time to liquidate its associated Bank Trust and cause its Subordinated Debentures to be distributed pro rata to the Fund. Under current law, and assuming, based on the opinions of Tax Counsel, that the Bank Trusts will be classified as grantor trusts and not associations taxable as corporations, a distribution of Subordinated Debentures from a Bank Trust to the Fund for United States federal income tax purposes, would be treated as a nontaxable event to each Shareholder. If, however, the Bank Trusts were classified for United States federal income tax purposes as associations taxable as corporations at the time of the distribution, the distribution of the Subordinated Debentures would constitute a taxable event to the Bank Trusts and to the Shareholders and a Shareholder's holding period in the Shareholder's proportionate share of the Subordinated Debentures would begin on the date such Subordinated Debentures were received.

     Under certain circumstances described herein (see "Description of the Fund Shares"), the Subordinated Debentures may be redeemed for cash and the proceeds of such redemption distributed to the Fund. Under current law, such a redemption would, for United States federal income tax purposes, constitute a taxable disposition of a Shareholder's proportionate share of the redeemed Subordinated Debentures as if the Shareholder had sold its Fund Shares for cash.

SALE OF FUND SHARES

     A Shareholder that disposes of Fund Shares between record dates for payments of distributions thereon will be required to include accrued but unpaid OID on the Fund Shares through the date of disposition in income as ordinary income and to add such amount to such Shareholder's adjusted tax basis in its Fund Shares. If the Fund Shares trade at a price that does not accurately reflect the value of accrued but unpaid OID with respect to the underlying Subordinated Debentures and the selling price is less than the Shareholder's adjusted tax basis, a Shareholder will recognize a capital loss. Subject to certain limited exceptions, capital losses cannot be applied to offset ordinary income for United States federal income tax purposes.

     Each Shareholder will be required to include in income for a taxable year the amount of OID for the year attributable to the Subordinated Debentures as if the Shareholder directly held the Subordinated Debentures. OID is includible in income for a taxable year even if no cash is actually paid during that year and the Shareholder is a cash basis taxpayer. If the Shareholder disposes of the Fund Shares before the record date for the payment of the cash attributable to the OID which has been included in the Shareholder's income, the Shareholder's tax basis in the Fund Shares will be increased. Therefore, the Shareholder may incur a capital loss on the disposition even though the OID was previously includible as ordinary income.

BACKUP WITHHOLDING

     Payments made on, and proceeds from the sale of, Fund Shares may be subject to a "backup" withholding tax of 31 percent unless the Shareholder complies with certain identification requirements. Any withheld amounts will be allowed as a credit against the Shareholder's United States federal income tax, provided the required information is provided to the Internal Revenue Service.

                       CONSOLIDATED FINANCIAL STATEMENTS

                      FIRSTBANCORP, INC. AND SUBSIDIARIES

                               DECEMBER 31, 1998

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
              --------------------------------------------------



Shareholders
FirstBancorp, Inc.
Naples, Florida


     We have audited the accompanying consolidated balance sheets of FirstBancorp, Inc. and Subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income, shareholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to report on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of FirstBancorp, Inc. and Subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.



                                                     OSBURN, HENNING AND COMPANY


Orlando, Florida
February 19, 1999

                      FIRSTBANCORP, INC. AND SUBSIDIARIES
                      -----------------------------------

                          CONSOLIDATED BALANCE SHEETS

                                                                  December 31,
                                                          --------------------------
                                                              1998            1997
                                                          ------------    ------------
                          ASSETS
                          ------
Cash and due from banks                                   $ 13,697,608    $ 12,639,092
Federal funds sold                                          14,010,000      20,530,000
                                                          ------------    ------------
    Cash and Cash Equivalents                               27,707,608      33,169,092
Securities available for sale                               22,302,911      23,201,290
Loans held for sale                                          1,970,297       1,668,550
Loans, net                                                 225,562,532     179,121,155
Premises and equipment                                      14,348,607      13,512,635
Other real estate                                              331,000         835,000
Other assets                                                18,303,796       2,803,919
                                                          ------------    ------------

     TOTAL ASSETS                                         $310,526,751    $254,311,641
                                                          ============    ============

       LIABILITIES AND SHAREHOLDERS' EQUITY
       ------------------------------------
Liabilities
-----------
 Deposits:
  Noninterest-bearing                                     $ 51,448,364    $ 35,612,657
  Interest-bearing:
    Savings, time and demand                               150,965,236     132,580,151
    Time, $100,000 and over                                 58,585,834      48,241,165
                                                          ------------    ------------
     Total Deposits                                        260,999,434     216,433,973

 Short-term borrowings                                      25,921,998      16,573,660
 Other liabilities                                           3,485,598       3,085,790
 Long-term debt                                              2,400,000       3,000,000
                                                          ------------    ------------
     Total Liabilities                                     292,807,030     239,093,423

Commitments and Contingencies - Note 15
-----------------------------

Shareholders' Equity
--------------------
 Common stock - $.01 par value, 5,000,000 shares
    authorized; 1,627,403 and 1,604,729 shares
    issued and outstanding                                      16,274          16,047
 Additional paid-in capital                                 11,251,196      10,797,943
 Retained earnings                                           6,384,392       4,341,699
 Accumulated other comprehensive income                         67,859          62,529
                                                          ------------    ------------
     Total Shareholders' Equity                             17,719,721      15,218,218
                                                          ------------    ------------

     TOTAL LIABILITIES AND SHAREHOLDERS'
       EQUITY                                             $310,526,751    $254,311,641
                                                          ============    ============


See Notes to Consolidated Financial Statements.

                      FIRSTBANCORP, INC. AND SUBSIDIARIES
                      -----------------------------------

                       CONSOLIDATED STATEMENTS OF INCOME


                                              Year Ended December 31,
                                              ------------------------
                                                 1998           1997
                                              -----------    -----------
Interest Income
  Interest and fees on loans                  $17,824,061    $15,276,452
  Interest on securities                        1,457,130      1,488,945
  Interest on federal funds sold and other      1,310,860        758,783
                                              -----------    -----------
        Total Interest Income                  20,592,051     17,524,180
                                              -----------    -----------

Interest Expense
  Interest on deposits                          8,404,459      7,809,034
  Interest on short-term borrowings               848,405        339,525
  Interest on long-term debt                      290,872        288,192
                                              -----------    -----------
         Total Interest Expense                 9,543,736      8,436,751
                                              -----------    -----------
         Net Interest Income                   11,048,315      9,087,429

Provision for Loan Losses                         585,000        474,000
                                              -----------    -----------

         Net Interest Income After
            Provision For Loan Losses          10,463,315      8,613,429
                                              -----------    -----------

Noninterest Income
  Service charges and fees                      1,251,600      1,399,292
  Securities gains                                  7,487          1,499
 Gain on sale of loans                          1,159,782        570,815
  Other                                         1,287,632        931,421
                                              -----------    -----------
         Total Noninterest Income               3,706,501      2,903,027
                                              -----------    -----------

Noninterest Expense
  Salaries and benefits                         4,531,251      3,577,541
  Occupancy expense                               885,341        863,480
  Equipment expense                             1,063,653        971,144
  Other operating expense                       3,713,471      3,182,449
                                              -----------    -----------
         Total Noninterest Expense             10,193,716      8,594,614
                                              -----------    -----------

         Income Before Income Taxes             3,976,100      2,921,842

Income Taxes                                    1,483,926      1,089,564
                                              -----------    -----------

         NET INCOME                           $ 2,492,174    $ 1,832,278
                                              ===========    ===========

Earnings Per Share:
 Basic                                        $      1.53    $      1.12
                                              ===========    ===========

 Diluted                                      $      1.44    $      1.08
                                              ===========    ===========

See Notes to Consolidated Financial Statements.

                      FIRSTBANCORP, INC. AND SUBSIDIARIES
                      -----------------------------------

                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                                                                                      Accumulated
                                                         Additional                      Other            Total
                                   Common Stock            Paid-in        Retained    Comprehensive    Shareholders'
                                ----------------------
                                  Shares       Amount      Capital        Earnings       Income           Equity
                                ----------    --------   -----------     ----------   ------------     -------------
BALANCE,
  DECEMBER 31, 1996              1,558,685    $15,587    $10,107,743     $2,900,081         $ 7,550    $13,030,961

Comprehensive Income:
  Net income for 1997                    -          -              -      1,832,278               -      1,832,278
  Other comprehensive
    income, net of
    deferred
    income tax:
     Change in
       unrealized
       gain or loss
       on securities
       available
       for sale                          -          -              -              -          54,979         54,979
                                                                                                       -----------
Total Comprehensive
  Income                                                                                                 1,887,257
                                                                                                       -----------

1.67% common stock
  dividend declared
  in 1996, paid in 1997             26,044        260        390,400       (390,660)              -              -

Sale of 20,000 shares
  of common stock at
  $15 per share to the
  Company's KSOP Plan               20,000        200        299,800              -               -        300,000
                                ----------    -------    -----------  -------------   -------------    -----------

BALANCE,
  DECEMBER 31, 1997              1,604,729     16,047     10,797,943      4,341,699          62,529     15,218,218

Comprehensive Income:
  Net income for 1998                    -          -              -      2,492,174               -      2,492,174
  Other comprehensive
    income, net of
    deferred
    income tax:
     Change in
       unrealized
       gain or loss
       on securities
       available
       for sale                          -          -              -              -           5,330          5,330
                                                                                                       -----------
Total Comprehensive
  Income                                                                                                 2,497,504
                                                                                                       -----------

1.40% common stock
  dividend declared
  in 1997, paid in 1998             22,474        225        449,255       (449,481)              -              -

Issuance of 200 shares
  of common stock at
  $20 per share                        200          2          3,998              -               -          4,000
                                ----------    -------    -----------  -------------   -------------    -----------

BALANCE,
  DECEMBER 31, 1998              1,627,403    $16,274    $11,251,196     $6,384,392         $67,859    $17,719,721
                                ==========    =======    ===========  =============   =============    ===========

See Notes to Consolidated Financial Statements.

                      FIRSTBANCORP, INC. AND SUBSIDIARIES
                      -----------------------------------

                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                     Year Ended December 31,
                                                   ---------------------------
                                                       1998           1997
                                                   ------------   ------------
OPERATING ACTIVITIES
--------------------
  Net income                                       $  2,492,174   $  1,832,278
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation and amortization                     852,687        784,064
      Provision for loan losses                         585,000        474,000
      Provision for losses on other real estate               -         43,980
      Provision (benefit) for deferred tax             (133,566)       105,986
      Amortization (accretion) on securities             48,158         (4,240)
  Changes in assets and liabilities:
    Loans held for sale                                (301,747)    (1,062,727)
    Other assets                                       (384,875)      (514,765)
    Other liabilities                                   397,677        (13,527)
                                                   ------------   ------------
         Net Cash Provided By Operating
           Activities                                 3,555,508      1,645,049
                                                   ------------   ------------

INVESTING ACTIVITIES
--------------------
 Purchases of securities available for sale         (17,914,545)    (8,999,789)
 Maturities, calls and principal collections
   on securities available for sale                  18,773,230      4,054,727
 Increase in loans                                  (47,026,376)   (35,576,109)
 Investment in bank-owned life insurance
   policies                                         (15,000,000)             -
 Acquisition of premises and equipment               (1,671,100)    (3,762,103)
 Proceeds from sale of repossessed collateral           504,000        100,694
                                                   ------------   ------------
         Net Cash Used In Investing Activities      (62,334,791)   (44,182,580)
                                                   ------------   ------------

FINANCING ACTIVITIES
--------------------
 Net change in deposits                              44,565,461     41,556,328
 Net change in short-term borrowings                  9,348,338     10,972,478
 Reduction in long-term debt                           (600,000)             -
 Issuance of common stock                                 4,000        300,000
                                                   ------------   ------------
         Net Cash Provided By Financing
            Activities                               53,317,799     52,828,806
                                                   ------------   ------------

          Net Increase (Decrease) in Cash
            and Cash Equivalents                     (5,461,484)    10,291,275

         Cash and Cash Equivalents:
            Beginning                                33,169,092     22,877,817
                                                   ------------   ------------

            Ending                                 $ 27,707,608   $ 33,169,092
                                                   ============   ============


See Notes to Consolidated Financial Statements.

                      FIRSTBANCORP, INC. AND SUBSIDIARIES
                      -----------------------------------

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 1 -  ORGANIZATIONAL BACKGROUND AND BASIS OF FINANCIAL STATEMENT
--------------------------------------------------------------------
          PRESENTATION
          ------------


     Organizational Background and Consolidation Policy
     --------------------------------------------------

          FirstBancorp, Inc. (the Company) is a Florida corporation organized during 1988 for the purpose of becoming a bank holding company pursuant to the Bank Holding Company Act of 1956. At December 31, 1998, the Company owns 100% of two nationally-chartered commercial banks and a non-banking subsidiary. The Company's headquarters are in Naples, Florida.

          The Company's banking subsidiaries are First National Bank of the Florida Keys (FNB) in Marathon, Florida, and Gulf Coast National Bank
          (GCNB) in Naples, Florida. GCNB opened as a de novo banking institution in August, 1995.

          The accompanying consolidated financial statements include the financial results of the Company and its subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

     Statement of Cash Flows
     -----------------------

          For purposes of the statements of cash flows, the Company considers due from banks and federal funds sold to be cash equivalents. Interest paid totaled $9,414,811 and $8,777,567 in 1998 and 1997, respectively. Income taxes paid totaled $1,525,000 and $930,000 during 1998 and 1997, respectively.

     Reclassifications
     -----------------

          Certain amounts and captions presented in the 1997 financial statements have been reclassified to conform to the 1998 presentation. These reclassifications had no effect on total assets, liabilities, equity or income as previously reported.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

     The Company has adopted Statement of Financial Accounting Standard No. 130, "Reporting Comprehensive Income" (SFAS 130). SFAS 130 requires the reporting of comprehensive income in addition to net income. Comprehensive income is comprised of net income and items of "other comprehensive income". The Company's only item of other comprehensive income is the unrealized gain or loss on the Banks' available for sale investment securities portfolios.

     In accordance with SFAS 130, the Company has presented the accompanying financial statements to reflect the effects of application of the provisions of SFAS 130 for 1997 as well as for the current year.

                      FIRSTBANCORP, INC. AND SUBSIDIARIES
                      -----------------------------------

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
---------------------------------------------------------------

     Securities Available for Sale
     -----------------------------

          The Banks use their securities portfolios for asset/liability, liquidity, and other funds management purposes. Because of the indefinite holding periods of these securities, they are classified as securities available for sale. Securities available for sale are accounted for on a fair value basis with net unrealized gains and losses, net of any associated income tax effect, included in other comprehensive income.

          Amortization and accretion are recognized as adjustments to interest income. Realized gains and losses are determined using the specific identification method.

     Loans and Allowance For Loan Losses
     -----------------------------------

          Loans are stated at the amount of unpaid principal, reduced by an allowance for loan losses and by unearned loan income. Interest on substantially all loans is calculated by using the simple interest method on daily balances of the principal amounts outstanding except for those classified as nonaccrual loans. The accrual of interest is discontinued when future collection of principal or interest in accordance with the contractual terms may be doubtful.

          Loan fees, net of related origination costs, are capitalized and amortized as yield adjustments over the respective loan terms using a method which approximates the interest method. Interest and fees on loans includes loan fees recognized as yield adjustments of $855,000 and $495,000 in 1998 and 1997, respectively.

          The allowance for loan losses is established through a provision for loan losses charged against income. Loans are charged against the allowance for loan losses when management believes that the collectibility of the principal is unlikely. The allowance is an amount that management believes will be adequate to absorb possible losses on existing loans that may become uncollectible, based on evaluations of the collectibility of loans, past loan loss experience and, in some cases, industry historical loss experience.

     Premises and Equipment
     ----------------------

          Premises and equipment are stated at cost, less accumulated depreciation computed principally on the straight-line method over the estimated useful lives of the assets. These lives are summarized as follows:

                Asset                     Estimated Lives
                -----                     ---------------

          Building and improvements          15 - 40 years
          Equipment and furnishings           5 -  7 years

     Maintenance and repairs to premises and equipment are charged to operations, and improvements and additions are capitalized.

                      FIRSTBANCORP, INC. AND SUBSIDIARIES
                      -----------------------------------

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
---------------------------------------------------------------

     Other Real Estate
     -----------------

          The Banks record as other real estate those properties foreclosed as a result of defaulted real estate loans where repayment is otherwise remote. At the time of foreclosure, the properties are reclassified from loans to other real estate at the lower of fair value, less estimated costs to sell, or cost. Any gain or loss upon the subsequent sale is recorded in current operations.

     Income Taxes
     ------------

          The Company and the Banks use the liability method of accounting for deferred income tax. Under this method, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes, and the amounts used for income tax purposes. Deferred tax assets and liabilities are reflected at currently enacted income tax rates applicable to the period in which the deferred tax assets or liabilities are expected to be realized or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the annual provision for income taxes.

          The Company and its subsidiaries file consolidated federal and state income tax returns. Tax is allocated among the entities on an "as though separate" basis.

     Dividends
     ---------

          The Company's ability to pay dividends is principally dependent upon dividends it receives from its bank subsidiaries. The Banks are limited by applicable banking statutes as to the amount of dividends they may pay in any given year. Such restrictions generally limit dividends to an amount not exceeding net income for the current and two preceding years, unless additional amounts are approved by the regulatory authorities.

          On November 23, 1998, the Company's Board of Directors declared a 1.23% common stock dividend payable January 4, 1999 to shareholders as of December 1, 1998.

                      FIRSTBANCORP, INC. AND SUBSIDIARIES
                      -----------------------------------

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
---------------------------------------------------------------

     Earnings Per Share
     ------------------

          Basic earnings per share is computed by dividing net income by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share includes the effect of unexercised stock options using the treasury stock method. The treasury stock method assumes that common stock was purchased at the average market price during the period. For the years ended December 31, 1998 and 1997, the reconciliation of the denominators of the basic and diluted per-share computations is as follows:

                                                   1998       1997
                                                   ----       ----

               Weighted average common shares    1,631,050  1,630,998
               Weighted average stock options       96,421     68,769
                                                 ---------  ---------
                    Shares used for diluted      1,727,471  1,699,767
                                                 =========  =========

          For purposes of determining weighted average common shares, stock dividends have been given retroactive effect to January 1, 1997. These dividends, and therefore weighted average common shares, include approximately 20,000 shares for the stock dividend declared in November, 1998, and paid on January 4, 1999.

NOTE 3 - SECURITIES AVAILABLE FOR SALE
--------------------------------------

     The amortized cost and estimated fair value of securities available for sale as of December 31, 1998 are as follows:

                                                    Gross          Gross        Estimated
                                   Amortized      Unrealized     Unrealized       Fair
                                      Cost          Gains          Losses         Value
                                   -----------    ----------     ----------     -----------
     U. S. Treasury securities     $  2,612,887    $  30,491     $        -      $  2,643,378
     U. S. Government agencies       17,898,685       88,163         11,408        17,975,440
     States and political
       subdivisions                      90,000          662              -            90,662
     Federal Home Loan Bank
       stock                          1,250,000            -              -         1,250,000
     Federal Reserve Bank and
       FNMA stocks                      343,625            -            194           343,431
                                   ------------   ----------     ----------     -------------
                                   $ 22,195,197    $ 119,316      $  11,602     $  22,302,911
                                   ============   ==========     ==========     =============

                      FIRSTBANCORP, INC. AND SUBSIDIARIES
                      -----------------------------------

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



NOTE 3 - SECURITIES AVAILABLE FOR SALE (CONTINUED)
--------------------------------------------------

     The amortized cost and estimated fair value of securities available for sale as of December 31, 1997 are as follows:

                                                  Gross       Gross      Estimated
                                   Amortized    Unrealized  Unrealized     Fair
                                      Cost        Gains       Losses       Value
                                   ---------    ----------  ----------  -----------
     U. S. Treasury securities    $  7,243,941   $  18,756   $     680  $ 7,262,017
     U. S. Government agencies      14,440,974      91,096      10,677   14,521,393
     States and political
      subdivisions                      95,000         755           -       95,755
     Federal Home Loan Bank
      stock                         1,002,500           -            -    1,002,500
     Federal Reserve Bank and
      FNMA stocks                     319,625           -            -      319,625
                                  ------------   ---------   ---------  -----------
                                  $ 23,102,040   $ 110,607   $  11,357  $23,201,290
                                  ============   =========   =========  ===========

     The amortized cost and estimated fair value of securities available for sale at December 31, 1998, by contractual maturity, are shown below:

                                               Amortized     Estimated
                                                 Cost       Fair Value
                                              -----------   -----------
     Due in one year or less                   $ 3,614,511  $ 3,648,878
     Due after one year through five years       8,060,799    8,085,042
     Due after five years through ten years        507,128      512,050
     C                                        ------------  -----------
                                                12,182,438   12,245,970
     Mortgage-backed and equity securities      10,012,759   10,056,941
                                              ------------  -----------
                                              $ 22,195,197  $22,302,911
                                              ============  ===========

     There were no sales of securities in 1998 or 1997, but the Company realized gains of $7,487 and $1,499 in 1998 and 1997, respectively, on securities called during those years.

     Interest on investment securities includes tax-exempt interest of $9,669 and $10,200 in 1998 and 1997, respectively.

     At December 31, 1998, investment securities with an amortized cost and estimated fair value of approximately $17,610,000 and $17,708,000, respectively, were pledged to secure public funds, the Banks' Treasury Tax and Loan accounts and repurchase agreements.

                      FIRSTBANCORP, INC. AND SUBSIDIARIES
                      -----------------------------------

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 4 - LOANS
--------------

     The composition of loans at December 31, 1998 and 1997 is as follows:

                                                                1998            1997
                                                                ----            ----
     Commercial and industrial                             $  14,912,533   $  13,657,047
     Real estate and mortgage                                205,148,317     161,222,231
     Consumer                                                  7,035,347       5,436,059
                                                           -------------   -------------
                                                             227,096,197     180,315,337
     Less:
       Unearned (income) costs                                   362,325         220,409
       Allowance for loan losses                              (1,895,990)     (1,414,591)
                                                           -------------   -------------
     Net loans                                             $ 225,562,532   $ 179,121,155
                                                           =============   =============

     Changes in the allowance for loan losses during the years ending December 31, 1998 and 1997 were as follows:

                                                                1998            1997
                                                                ----            ----
     Beginning balance                                     $  1,414,591   $  1,155,831
     Provision                                                  585,000        474,000
     Charge-offs, net of recoveries                            (103,601)      (215,240)
                                                           ------------   ------------
     Ending Balance                                        $  1,895,990   $  1,414,591
                                                           ============   ============

     Loans on which the accrual of interest has been discontinued amounted to approximately $132,000 and $180,000 at December 31, 1998 and 1997, respectively. Interest income that would have been recorded under the original terms of these loans, had the accrual of interest not been discontinued, was immaterial in both years. Loans having balances of $142,917 and $603,532 were transferred to other real estate in 1998 and 1997, respectively.

     Officers, directors, and companies in which they hold a ten percent or more beneficial ownership, borrow from the Banks in the ordinary course of business. Amounts due from these parties at December 31, 1998 and 1997 were approximately $5,168,000 and $2,571,000, respectively, and are included in net loans.

     FNB and GCNB have given the Federal Home Loan Bank of Atlanta (FHLB) a blanket lien on their residential real estate loan portfolios, approximately $73 million at December 31, 1998, to collateralize short-term borrowings discussed in Note 8.

                      FIRSTBANCORP, INC. AND SUBSIDIARIES
                      -----------------------------------

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 5 - PREMISES AND EQUIPMENT
-------------------------------

     Major classifications of these assets are summarized as follows:

                                          December 31,
                                   ---------------------------
                                       1998           1997
                                   ------------   ------------
     Land                          $  4,047,787   $  3,996,470
     Buildings and improvements       9,227,827      8,474,404
     Equipment and furnishings        4,404,552      3,631,650
     Bank construction                  274,901        181,443
                                   ------------   ------------
                                     17,955,067     16,283,967
     Accumulated depreciation and
       amortization                  (3,606,460)    (2,771,332)
                                   ------------   ------------
                                   $ 14,348,607   $ 13,512,635
                                   ============   ============

     Depreciation and amortization of premises and equipment was $834,123 and $784,065 for 1998 and 1997, respectively.


NOTE 6 - BANK-OWNED LIFE INSURANCE POLICIES
-------------------------------------------

     In late December, 1998, the Banks funded a $15,000,000 single-premium payment for approximately $56 million in face value of bank-owned life insurance policies on substantially all of their officers and employees. The purpose of the policies is to defray future employee benefit costs through cash surrender value and the growth thereof in future years. This payment created cash surrender value of life insurance of approximately $15 million, which amount is included in "Other assets" on the accompanying 1998 balance sheet.


NOTE 7 - DEPOSITS
-----------------

     At December 31, 1998, the scheduled maturities of time certificates of deposit are as follows:

                              (In Thousands)
                              --------------
     1999                      $   82,477
     2000                          12,236
     2001                           3,959
     2002                             678
     2003 and thereafter            1,227
                               ----------
                               $  100,577
                               ==========

                      FIRSTBANCORP, INC. AND SUBSIDIARIES
                      -----------------------------------

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 8 - SHORT-TERM BORROWINGS
------------------------------

     FNB and GCNB had short-term borrowings at December 31 as follows:

                                        1998           1997
                                        ----           ----
     FHLB lines of credit             $ 25,000,000   $ 15,000,000
     Customer repurchase agreements        891,126      1,073,660
     TT&L note option                       30,872        500,000
                                      ------------   ------------
                                      $ 25,921,998   $ 16,573,660
                                      ============   ============

     The FHLB lines of credit provide for up to $40 million in credit, not to exceed 75% of the Banks' residential loan portfolios. The amount outstanding at December 31, 1998 matures August 25, 2008 and bears interest at 4.94%. The interest rate may be converted to a LIBOR-based rate at the discretion of FHLB, but not before August 25, 1999. If the interest rate is converted, the Company may prepay the lines subject to a prepayment amount agreed to by both parties. The committed but unadvanced portion of the lines ($15 million) are daily revolving lines, and bear interest at a rate slightly less than the Fed Funds rate. The high balance and average amount outstanding under the FHLB lines during 1998 were $25 million and $15.4 million, respectively. Average outstandings during 1998 under the customer repurchase agreements and the TT&L note option were $1,087,000. These borrowings are also on a day to day basis, and bear interest tied to the Fed Funds rate. The effective rate paid on short-term borrowings during 1998 and 1997 was 5.3% and 5.7%, respectively.

NOTE 9 - LONG-TERM DEBT
-----------------------

     On June 14, 1996, the Company entered into an agreement with an unrelated financial institution for $5 million in new debt. This debt consists of a $2 million revolving line of credit, and a $3 million term loan. As of December 31, 1998, the Company has not taken any advances under the line of credit. The term loan was fully advanced June 14, 1996 and had a balance of $2.4 million and $3 million at December 31, 1998 and 1997, respectively.

     The term loan requires interest-only payments through December 31, 1997 at 8.75%, and then $50,000 per month principal repayments plus interest at 8.75% until June 30, 1999, then at LIBOR plus 2.25 points. The term loan matures December 31, 2002, and the revolving line of credit matures June 30, 2000. Both notes are collateralized by the Company's pledge of all of the stock owned in FNB and GCNB.

                      FIRSTBANCORP, INC. AND SUBSIDIARIES
                      -----------------------------------

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 10 - EMPLOYEE BENEFIT PLANS
--------------------------------

     The Banks have a 401(k) and profit sharing plan for eligible employees (those who have completed at least 6 months of service and attained the age of 20.5 years). The employee becomes 25% vested in the Bank's contributions upon entry to the plan, and is fully vested after five years of service. The plan holds approximately 65,000 shares of Company stock at December 31, 1998, approximately 5,000 of which are unearned. The estimated fair value of unearned shares at December 31, 1998 is $123,600. The expense related to this plan was $114,890 and $72,230 in 1998 and 1997, respectively.

     In addition, the Banks have provided deferred compensation agreements for certain of their current directors and officers and, in the case of FNB, certain former directors and officers. Deferred compensation expense related to these agreements was $72,000 and $49,500 in 1998 and 1997, respectively. The related liability, included in other liabilities, was approximately $502,000 and $508,000 at December 31, 1998 and 1997, respectively.


NOTE 11 - STOCK OPTIONS
-----------------------

     In 1991, the Company approved a stock option/stock appreciation rights plan (the Plan) under which the Board of Directors could grant up to 51,547 stock options and 25,774 stock appreciation rights to any employee of the Company or the Banks. The Plan required the grant price to be equal to the fair value of the underlying stock on the date of grant. Options granted under the Plan vest immediately and are exercisable at any time within ten years from the date of grant. During 1991, the Company granted its president options for 51,547 shares at an exercise price of $5.82, and 23,196 stock appreciation rights. None of these options or rights have been exercised, and they remain outstanding at December 31, 1998.

     During 1996, the Board of Directors amended the 1991 plan, increasing the number of options which could be granted under the plan. Upon amendment, options for an additional 118,043 shares were granted to key personnel, 101,032 of which vested immediately and are exercisable at any time before their ten year expiration at $14.55 per share. The remaining 17,011 options had the same terms as the other 1996 options, but vest over a three year period beginning in 1997. During 1998, options for 37,500 shares were granted with an exercise price of $20 per share. These options vest immediately and otherwise have terms essentially identical to the 1996 options.

                      FIRSTBANCORP, INC. AND SUBSIDIARIES
                      -----------------------------------

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 11 - STOCK OPTIONS (CONTINUED)
-----------------------------------

     The following table reflects activity and balances of options at and for the years ending December 31, 1998 and 1997:

                                     1998                 1997
                              -------------------  -------------------
                                        Weighted             Weighted
     Number of Options        Number   Avg. Price  Number   Avg. Price
     ----------------         ------   ----------  ------   ----------
     Outstanding January 1      169,590  $ 11.89  169,590    $ 11.89
     Granted during year         37,500  $ 20.00        -    $     -
                               --------           -------
     Outstanding December 31    207,090  $ 13.36  169,590    $ 11.89
                               ========           =======

     At December 31, 1998, 201,419 options are exercisable, with 51,547 having an exercise price of $5.82. The balance are exercisable at amounts ranging from $14.55 to $20.00 per share. The weighted average remaining contractual life at December 31, 1998 is 6.9 years.

     The Company has adopted Statement of Financial Accounting Standards (SFAS) No. 123, "Accounting for Stock-Based Compensation". As permitted by the provisions of SFAS No. 123, the Company applies APB Opinion 25 and related interpretations in accounting for its stock option plan and, accordingly, does not recognize compensation cost for other than its stock appreciation rights. The Company has based the fair value of its options on a standardized option pricing model. If the Company had elected to recognize compensation costs relating to those options vesting in 1998, net income as reported would have been reduced by approximately $195,000. The pro forma effect on 1997 net income of options vesting in 1997 was immaterial.

     During 1998 and 1997, the Company charged earnings for $144,000 and $68,581, respectively, for the stock appreciation rights associated with the 1991 options.

NOTE 12 - OTHER OPERATING EXPENSE
---------------------------------

     Expense categories in excess of $100,000 in either 1998 or 1997 included in consolidated other operating expense are as follows:

                                                1998       1997
                                             ---------  ---------
     Data processing                         $  522,630  $ 444,348
     Advertising                                354,276    340,775
     Telephone                                  283,829    221,004
     Stationary and supplies                    232,013    204,260
     Postage and courier                        207,668    197,571
     Legal and professional                     174,518    158,097
     Directors fees                             151,850    134,000
     Regulatory fees and deposit insurance      112,229    117,241

                      FIRSTBANCORP, INC. AND SUBSIDIARIES
                      -----------------------------------

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 13 - INCOME TAXES
----------------------

 Components of income taxes for the years ended December 31, 1998 and 1997 are as follows:

                                           Current      Deferred       Total
                                          ----------   -----------   ----------
    1998
    ----
     Federal                              $1,414,774    $(120,000)   $1,294,774
     State                                   202,718      (13,566)      189,152
                                          ----------    ---------    ----------
                                          $1,617,492    $(133,566)   $1,483,926
                                          ==========    =========    ==========
    1997
    ----
     Federal                              $  862,716    $  96,456    $  959,172
     State                                   120,862        9,530       130,392
                                          ----------    ---------    ----------
                                          $  983,578    $ 105,986    $1,089,564
                                          ==========    =========    ==========

 Significant components of the Company's deferred tax assets and liabilities as of December 31, 1998 and 1997 are as follows:

                                                           1998          1997
                                                        ----------    ---------
   Deferred tax assets:
    Excess book loan loss provision                     $  608,000    $ 390,000
    Deferred compensation taxed                            340,000      190,000
    Pre-opening costs                                       49,000       80,000
    OREO loss provision                                     42,000       42,000
    Other accounting accruals taxed                          5,060       55,504
                                                        ----------    ---------
                                                         1,044,060      757,504
                                                        ----------    ---------
   Deferred tax liabilities:
    Tax over book unearned loan fees                       396,000      373,000
    Tax over book depreciation expense                     222,000       92,000
                                                        ----------    ---------
                                                           618,000      465,000
                                                        ----------    ---------

                                                           426,060      292,504
   Deferred tax attributable to unrealized gain
    on securities available for sale                       (39,856)     (36,723)
                                                        ----------    ---------

      NET DEFERRED TAX ASSET                            $  386,204    $ 255,781
                                                        ==========    =========

 The difference between income taxes computed using the federal statutory rate of 34% and as recorded is attributable principally to Florida's state corporate income tax of 5.5%, adjusted for certain credits.


NOTE 14 - REGULATORY MATTERS
----------------------------

 The Banks are subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory - and possibly additional discretionary - actions by regulators that, if undertaken, could have a direct material effect on the Banks' financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Banks must meet specific capital guidelines that involve quantitative measures of their assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Banks' capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

                      FIRSTBANCORP, INC. AND SUBSIDIARIES
                      -----------------------------------

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)




NOTE 14 - REGULATORY MATTERS (CONTINUED)
----------------------------------------

 Quantitative measures established by regulation to ensure capital adequacy require the Banks to maintain minimum amounts and ratios of Total and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I capital (as defined) to average assets (as defined). If such minimum amounts and ratios are met, the Banks are considered "adequately capitalized". If a bank exceeds the requirements of "adequately capitalized" and meets even more stringent minimum standards, it is considered to be "well capitalized". Management believes that as of December 31, 1998 and 1997, both Banks meet and exceed all capital adequacy requirements to which they are subject.

 As of December 31, 1998, the most recent notification from the Banks' regulatory agency categorized the Banks as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized the Banks must maintain Total risk-based, Tier I risk-based, and Tier I leverage ratios as set forth in the table which follows. There are no conditions or events since that notification that management believes have changed the institutions' category.

                                                       Minimum to Remain
                                       Actual          Well Capitalized
                                   -----------------   -----------------
                                    Amount    Ratio     Amount    Ratio
                                   --------  -------   --------  -------
                                         (Dollars in Thousands)
 As of December 31, 1998:
   Total Capital
     (to Risk Weighted Assets):
      Consolidated                 $19,523     9.31%   $20,958    10.0%
      FNB                          $11,028    10.09%   $10,927    10.0%
      GCNB                         $10,555    10.31%   $10,238    10.0%
   Tier I Capital
     (to Risk Weighted Assets):
      Consolidated                 $17,627     8.41%   $12,575     6.0%
      FNB                          $ 9,807     8.97%   $ 6,556     6.0%
      GCNB                         $ 9,831     9.50%   $ 6,143     6.0%
   Tier I Capital
     (to Average Assets):
      Consolidated                 $17,628     5.86%   $15,042     5.0%
      FNB                          $ 9,807     6.65%   $ 7,369     5.0%
      GCNB                         $ 9,831     6.43%   $ 7,644     5.0%

                      FIRSTBANCORP, INC. AND SUBSIDIARIES
                      -----------------------------------

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



NOTE 14 - REGULATORY MATTERS (CONTINUED)
----------------------------------------

                                                       Minimum to Remain
                                         Actual        Well Capitalized
                                   -----------------   -----------------
                                    Amount    Ratio     Amount    Ratio
                                   --------  -------   --------  -------
                                           (Dollars in Thousands)
 As of December 31, 1997:
   Total Capital
     (to Risk Weighted Assets):
      Consolidated                 $16,570     9.88%   $16,891    10.0%
      FNB                          $ 9,824    10.47%   $ 9,379    10.0%
      GCNB                         $ 8,208    10.81%   $ 7,593    10.0%
   Tier I Capital
     (to Risk Weighted Assets):
      Consolidated                 $15,155     9.04%   $10,134     6.0%
      FNB                          $ 8,807     9.39%   $ 5,628     6.0%
      GCNB                         $ 7,810    10.29%   $ 4,556     6.0%
   Tier I Capital
     (to Average Assets):
      Consolidated                 $15,155     6.22%   $13,435     5.0%
      FNB                          $ 8,807     6.93%   $ 6,358     5.0%
      GCNB                         $ 7,810     6.28%   $ 6,215     5.0%

NOTE 15 - COMMITMENTS AND CONTINGENCIES
---------------------------------------

 Financial Instruments With Off-Balance-Sheet Risk
 -------------------------------------------------

   The financial statements do not reflect various commitments and contingent liabilities that arise in the normal course of business to meet the financing needs of customers. These include commitments to extend credit and honor stand-by letters of credit. These instruments involve, to varying degrees, elements of credit, interest rate and liquidity risks in excess of amounts reflected in the balance sheets. The extent of the Company's and its bank subsidiaries' involvement in these commitments or contingent liabilities is expressed by the contractual, or notional, amounts of the instruments.

   Commitments to extend credit, which amount to $53,665,000 and $37,720,000 at December 31, 1998 and 1997, respectively, represent legally binding agreements to lend to customers with fixed expiration dates or other termination clauses. Since many commitments are expected to expire without being funded, committed amounts do not necessarily represent future liquidity requirements. The amount of collateral obtained, if any, is based on management's credit evaluation in the same manner as though an immediate credit extension were to be granted. Collateral held varies, but may include accounts receivable, inventory or other tangible personal property, as well as marketable securities or certificates of deposit.

                      FIRSTBANCORP, INC. AND SUBSIDIARIES
                      -----------------------------------

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



NOTE 15 - COMMITMENTS AND CONTINGENCIES (CONTINUED)
---------------------------------------------------

 Financial Instruments With Off-Balance-Sheet Risk (Continued)
 -------------------------------------------------------------

   Stand-by letters of credit are conditional commitments issued by the Banks guaranteeing the performance of a customer to a third party. The decision whether to guarantee such performance and the extent of collateral requirements are made considering the same factors as are considered in credit extension. The Banks had $310,150 and $825,415 outstanding on stand-by letters of credit at December 31, 1998 and 1997, respectively.

   The Company guarantees indirect indebtedness of its non-bank subsidiary in the amount of approximately $1,211,000 at December 31, 1998.

 Concentrations of Credit Risk
 -----------------------------

   The Banks originate residential and commercial real estate loans, and other consumer and commercial loans primarily in their immediate market areas and adjacent counties in Florida. In addition, they may occasionally purchase loans. Although the banks have diversified loan portfolios, a substantial portion of their borrowers' ability to repay their loans is dependent upon economic conditions in the Banks' market areas.

 Advances from the Federal Home Loan Bank
 ----------------------------------------

   The amount available under these lines at December 31, 1998 is $15,000,000.

 Use of Estimates in Preparation of Financial Statements
 -------------------------------------------------------

   The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues and expenses. For the Banks, such estimates significantly affect the amount at which the allowances for loan losses are carried, the amount of deferred tax assets that are dependent upon future taxable income and the likelihood and timing of realization of such assets, and the factors and amounts entering into the estimate of fair value of financial instruments disclosed in Note 17. All such estimates relate to unsettled transactions and events as of the date of the financial statements and, accordingly, upon settlement it is likely that actual amounts will differ from currently estimated amounts.

                      FIRSTBANCORP, INC. AND SUBSIDIARIES
                      -----------------------------------

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



NOTE 15 - COMMITMENTS AND CONTINGENCIES (CONTINUED)
---------------------------------------------------

 Leases and Other Commitments
 ----------------------------

   One of the Banks is obligated under operating lease agreements for facilities. Future minimum lease payments at December 31, 1998 under non-cancelable operating leases relating to these leases are as follows:

     1999                                             $87,180
     2000                                              67,180
     2001                                              57,180
     2002                                              52,170
     2003                                              12,380

   The Banks and the Company are obligated under various other leases for fixtures and equipment and a vehicle. These leases have terms ranging from three to five years, with payments aggregating approximately $100,000 per year.

   Rent expense for all rental agreements, cancelable and non-cancelable, totaled approximately $213,000 and $224,000 in 1998 and 1997, respectively.

   In addition to rental and leasing arrangements, both Banks are obligated under commitments for various services from their data service and equipment maintenance service companies.


NOTE 16 - FAIR VALUE OF FINANCIAL INSTRUMENTS
---------------------------------------------

 The table which follows shows the estimated fair value and the related carrying amounts of the Banks' financial instruments at December 31, 1998.

 For purposes of this disclosure, the estimated fair value for cash and cash equivalents is considered to approximate their carrying amounts. The estimated fair value for securities is based on quoted market values for the individual or equivalent securities. The estimated fair value for loans is based on interest rates the Banks would have charged borrowers at December 31, 1998 for similar loans, maturities and terms.

 The estimated fair value for demand and savings deposits is based on their carrying amount. The estimated fair value for time deposits is based on rates the Banks offered at December 31, 1998 for deposits of similar remaining maturities. The estimated fair value for other financial instruments and off-balance-sheet loan commitments are considered to approximate carrying amounts at December 31, 1998. Assets and liabilities of the Banks that are not defined as financial instruments, such as premises and equipment, are excluded from these disclosures.

                      FIRSTBANCORP, INC. AND SUBSIDIARIES
                      -----------------------------------

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 16 - FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
---------------------------------------------------------

                                               Carrying     Estimated
                                                Amount      Fair Value
                                               --------     ----------
                                                    (In Thousands)
   Financial Assets
     Cash and cash equivalents                 $ 27,708       $ 27,708
     Securities available for sale               22,303         22,303
     Loans held for sale                          1,970          1,966
     Loans                                      227,096        225,847

   Financial Liabilities
     Demand and Savings Deposits                202,413        202,413
     Time Deposits                               58,586         58,787
     Short-term borrowings                       25,922         25,979
     Long-term debt                               2,400          2,400

 Non-financial instruments typically not recognized in the financial statements nevertheless may have value but are not included in the above disclosures. These include, among other items, the estimated earnings power of core deposit accounts, the earnings potential of loan servicing rights, customer goodwill, and similar items.

 While these estimates of fair value are based on management's judgment of the most appropriate factors, there is no assurance that, were the Banks to have disposed of such items at December 31, 1998, the estimated fair values would necessarily have been achieved at that date, since market values may differ depending on various circumstances. The estimated fair values at December 31, 1998 should not necessarily be considered to apply at subsequent dates.

                         FIRST SOUTHERN BANCORP, INC.
                               AND SUBSIDIARIES

                         CONSOLIDATED FINANCIAL REPORT

                               DECEMBER 31, 1998

                                   CONTENTS

------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT                                           1
------------------------------------------------------------------------
FINANCIAL STATEMENTS

     Consolidated balance sheets                                   2 - 3

     Consolidated statements of income                                 4

     Consolidated statements of stockholders' equity                   5

     Consolidated statements of cash flows                             6

     Notes to consolidated financial statements                   7 - 23
------------------------------------------------------------------------

[LOGO] McGLADREY & PULLEN, LLP                                         RSM
       -----------------------                                         ---
       Certified Public Accountants and Consultants                international


                         INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Stockholders
First Southern Bancorp, Inc. and Subsidiaries
Boca Raton, Florida

We have audited the accompanying consolidated balance sheets of First Southern Bancorp, Inc. and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Bank's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of First Southern Bancorp, Inc. and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.


Fort Lauderdale, Florida
January 15, 1999

FIRST SOUTHERN BANCORP, INC. AND SUBSIDIARIES


CONSOLIDATED BALANCE SHEETS
December 31, 1998 and 1997

ASSETS                                                             1998                   1997
-------------------------------------------------------------------------------------------------------------
Cash and due from banks (Note 2)                                   $          7,819,221   $         7,545,745
Federal funds sold                                                           11,540,000             5,483,000
                                                                 --------------------------------------------
       Total cash and cash equivalents                                       19,359,221            13,028,745

Securities available for sale (Note 3)                                       21,903,523            17,626,673
Federal Reserve and Federal Home Loan Bank stock, at cost                       952,400             1,199,550
Loans, net (Notes 4, 10, 12 and 15)                                          81,775,038            66,138,477
Other real estate owned                                                         218,151                     -
Premises and equipment (Note 5)                                               2,350,121             2,308,407
Accrued interest receivable                                                     674,582               689,312
Deferred tax asset (Note 8)                                                     423,060               329,389
Other assets (Note 7)                                                         1,845,681               343,810
                                                                 --------------------------------------------
                                                                   $        129,501,777   $       101,664,363
                                                                 ============================================

See Notes to Consolidated Financial Statements.

LIABILITIES AND STOCKHOLDERS' EQUITY                               1998                   1997
-------------------------------------------------------------------------------------------------------------
Liabilities:
 Noninterest-bearing demand deposits                               $         29,952,023   $        31,427,958
 Interest-bearing deposits:
   NOW accounts                                                              12,667,681            12,224,073
   Savings                                                                    2,780,276             2,039,078
   Money market accounts                                                     30,108,760            16,132,819
   Time (Note 6)                                                             32,512,724            26,789,994
                                                                 --------------------------------------------
       Total deposits                                                       108,021,464            88,613,922
 Notes payable (Note 10)                                                     13,061,486             5,689,753
 Other liabilities (Note 7)                                                     759,694               855,006
                                                                 --------------------------------------------
       Total liabilities                                                    121,842,644            95,158,681
                                                                 --------------------------------------------

Commitments and contingencies (Note 15)
Minority interest in First Southern Bank (Note 2)                               154,645               158,713
                                                                 --------------------------------------------
Stockholders' equity (Notes 3, 11, and 14):
 Common stock, $6 par value; 3,000,000 shares
   authorized; issued and outstanding 1998 641,750 shares
   1997 633,686 shares                                                        3,850,500             3,802,116
 Additional paid-in capital                                                   1,308,206             1,275,849
 Retained earnings                                                            2,332,745             1,239,473
 Accumulated other comprehensive income                                          13,037                29,531
                                                                 --------------------------------------------
                                                                              7,504,488             6,346,969
                                                                 --------------------------------------------
                                                                   $        129,501,777   $       101,664,363
                                                                 ============================================

FIRST SOUTHERN BANCORP, INC. AND SUBSIDIARIES


CONSOLIDATED STATEMENTS OF INCOME
Years Ended December 31, 1998 and 1997

                                                                   1998                   1997
--------------------------------------------------------------------------------------------------------------
Interest income:
 Interest and fees on loans                                        $   7,107,248          $   5,852,028
 Investment securities                                                   927,882              1,643,100
 Other                                                                   868,789                190,679
                                                                 --------------------------------------
                                                                       8,903,919              7,685,807
                                                                 --------------------------------------
Interest expense:
 Deposits                                                              2,851,625              2,484,213
 Other                                                                   596,753                414,468
                                                                 --------------------------------------
                                                                       3,448,378              2,898,681
                                                                 --------------------------------------

       Net interest income                                             5,455,541              4,787,126
Provision for loan losses (Note 4)                                       255,000                110,000
                                                                 --------------------------------------
       Net interest income after provision for loan losses             5,200,541              4,677,126
                                                                 --------------------------------------
Other income:
 Service charges on deposit accounts                                   1,008,880                515,492
 Securities gains, net (Note 3)                                          105,703                 33,955
    Other                                                                278,145                190,315
                                                                 --------------------------------------
                                                                       1,392,728                739,762
                                                                 --------------------------------------
Other expenses:
 Salaries and employee benefits                                        2,955,153              2,350,607
 Occupancy and equipment                                               1,013,227                856,759
 Office expenses and insurance                                           322,615                308,959
 Marketing, advertising, and business development                        122,299                159,159
 Professional and data processing fees                                   230,808                177,490
 Other                                                                   154,189                190,182
                                                                 --------------------------------------
                                                                       4,798,291              4,043,156
                                                                 --------------------------------------
       Income before income taxes and minority interest                1,794,978              1,373,732
Provision for income taxes (Note 8)                                      675,450                487,146
                                                                 --------------------------------------

       Net income before minority interest                             1,119,528                886,586
Minority interest in net income of First Southern Bank                   (26,256)               (38,927)
                                                                 --------------------------------------
       Net income                                                  $   1,093,272          $     847,659
                                                                 ======================================
       Basic earnings per share (Note 17)                          $        1.71          $        1.29
                                                                 ======================================
       Diluted earnings per share (Note 17)                        $        1.60          $        1.23
                                                                 ======================================

See Notes to Consolidated Financial Statements.

FIRST SOUTHERN BANCORP, INC. AND SUBSIDIARIES


CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
Years Ended December 31, 1998 and 1997

                                                                                                     Accumulated
                                                                   Additional                           Other
                              Comprehensive       Common            Paid-In        Retained          Comprehensive
                                 Income           Stock             Capital        Earnings             Income            Total
-----------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1996            -          $ 3,913,380     $ 1,530,196      $    391,814        $ (146,589)      $ 5,688,801
 Comprehensive income:
  Net income                  $    847,659               -              -              847,659             -               847,659
  Other comprehensive
   income, net of tax:
   Change in unrealized
    gain (loss) on
    securities available
    for sale (Note 3)              176,120               -              -               -                176,120           176,120
                            --------------
 Comprehensive income         $  1,023,779               -              -               -                 -                 -
                            --------------
 Issuance of 20,109 shares
  of common stock                                    120,654          93,530             -                 -               214,184
 Redemption of 38,653
  shares of common stock                            (231,918)       (347,877)            -                 -              (579,795)
                                               ------------------------------------------------------------------------------------
Balance, December 31, 1997                         3,802,116       1,275,849         1,239,473            29,531         6,346,969
 Comprehensive income:
  Net income                  $  1,093,272               -              -            1,093,272              -            1,093,272
  Other comprehensive
   income, net of tax:
   Change in unrealized
    gain (loss) on
    securities available
    for sale (Note 3)              (16,494)              -              -               -                (16,494)          (16,494)
                            --------------
 Comprehensive income         $  1,076,778
                            --------------
 Issuance of 8,151 shares
  of common stock                                     48,906          33,140            -                   -               82,046
 Redemption of 87 shares
  of common stock                                       (522)           (783)           -                   -               (1,305)
                                               ------------------------------------------------------------------------------------
Balance, December 31, 1998                       $ 3,850,500     $ 1,308,206      $ 2,332,745         $   13,037       $ 7,504,488
                                               ====================================================================================

See Notes to Consolidated Financial Statements.

FIRST SOUTHERN BANCORP, INC. AND SUBSIDIARIES


CONSOLIDATED STATEMENTS OF CASH FLOWS
Years Ended December 31, 1998 and 1997

                                                                              1998                   1997
-----------------------------------------------------------------------------------------------------------------
Cash Flows From Operating Activities
 Net income                                                           $       1,093,272       $        847,659
 Adjustments to reconcile net income to net cash provided by operating activities:
   Net amortization/(accretion) on securities                                   114,679                 74,559
   Provision for loan losses                                                    255,000                110,000
   Depreciation and amortization                                                368,951                287,925
   Deferred taxes                                                               (86,000)               (70,000)
   Securities gains, net                                                       (105,703)               (33,955)
   Gain on sale of loans and other real estate                                        -                (20,630)
   Minority interest in net income of First Southern Bank                        26,256                 38,927
   Decrease (increase) in:
     Accrued interest receivable                                                 14,730               (157,316)
     Other assets                                                               (26,871)              (181,783)
   Increase (decrease) in other liabilities                                     (43,093)               301,256
                                                                    ---------------------------------------------
       Net cash provided by operating activities                              1,611,221              1,196,642
                                                                    ---------------------------------------------
Cash Flows From Investing Activities
 Net cash flows from securities (Note 16)                                    (4,063,338)             2,998,515
 Loan originations and principal collections on loans, net                  (16,109,712)           (13,362,720)
 Purchase of cash value of life insurance                                    (1,475,000)                     -
 Purchase of premises and equipment                                            (410,665)              (655,260)
 Proceeds from sale of other real estate owned                                        -                 75,968
                                                                    ---------------------------------------------
       Net cash used in investing activities                                (22,058,715)           (10,943,497)
                                                                    ---------------------------------------------
Cash Flows From Financing Activities
 Funds received from notes payable                                            7,500,000                579,795
 Principal payments on notes payable                                           (128,267)               (61,884)
 Common stock issued upon exercise of options                                         -                 19,640
 Redemption of common stock                                                      (1,305)              (579,795)
 Net increase in deposits                                                    19,407,542              5,872,569
                                                                    ---------------------------------------------
       Net cash provided by financing activities                             26,777,970              5,830,325
                                                                    ---------------------------------------------
       Increase (decrease) in cash and cash equivalents                       6,330,476             (3,916,530)
Cash and cash equivalents
 Beginning                                                                   13,028,745             16,945,275
                                                                    ---------------------------------------------
 Ending                                                               $      19,359,221       $     13,028,745
                                                                    =============================================

See Notes to Consolidated Financial Statements (Additional cash flow information
- Note 16).

                                       6

FIRST SOUTHERN BANCORP, INC. AND SUBSIDIARIES


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1.   Summary of Significant Accounting Policies

Description of business:  First Southern Bancorp, Inc. (the "Company") provides
-----------------------
a full range of banking services to individual and corporate customers in Palm Beach and Broward counties in Florida through its subsidiary bank.

Basis of presentation:  The financial statements of First Southern Bancorp, Inc.
---------------------
and its subsidiaries have been prepared in conformity with generally accepted accounting principles and conform to predominate practice within the banking industry. In preparing the financial statements, the Company's management is required to make estimates and assumptions which significantly affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates which are particularly susceptible to change in a short period of time include the determination of the allowance for loan losses and the fair value of financial instruments. Actual results could differ from those estimates.

Effective January 1, 1998, the Company adopted FASB Statement No. 130, which was issued in June 1997. Statement No. 130 establishes new rules for the reporting and display of comprehensive income and its components, but has no effect on the Company's net income or total stockholders' equity. Statement No. 130 requires unrealized gains and losses on the Bank's available-for-sale securities, which prior to adoption were reported separately in stockholders' equity, to be included in comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of Statement No. 130.

Principles of consolidation:   The accompanying consolidated financial
---------------------------
statements include the accounts of First Southern Bancorp, Inc. and its majority-owned subsidiaries, First Southern Bank (the "Bank") and First Southern Bank Realty Corporation. All significant intercompany balances and transactions have been eliminated in consolidation.

Cash and cash flows:  Cash and cash equivalents includes cash and due from
-------------------
banks, and federal funds sold. For purposes of reporting cash flows, loans and deposits are reported net. The Bank maintains deposits with financial institutions which are in excess of federally insured amounts.

Securities available for sale:  Securities classified as available-for-sale are
-----------------------------
those debt securities that the Bank intends to hold for an indefinite period of time, but not necessarily to maturity. Any decision to sell a security classified as available-for-sale would be based on various factors, including significant movements in interest rates, changes in the maturity mix of the Bank's assets and liabilities, liquidity needs, regulatory capital considerations, and other similar factors.

FIRST SOUTHERN BANCORP, INC. AND SUBSIDIARIES


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1.   Summary of Significant Accounting Policies (Continued)

Securities available for sale are reported at fair value with unrealized gains or losses reported as a separate component of other comprehensive income, net of the related deferred tax effect. The amortization of premiums and accretion of discounts, computed by the interest method over their contractual lives, are recognized in interest income. Realized gains or losses, determined on the basis of the cost of specific securities sold, are included in earnings.

Declines in the fair value of individual securities classified as either held to maturity or available for sale below their amortized cost that are determined to be other than temporary result in write-downs of the individual securities to their fair value with the resulting write-downs included in current earnings as realized losses.

Loans: Loans receivable that management has the intent and ability to hold for
-----
the foreseeable future or until maturity or payoff are stated at the amount of unpaid principal, net of unearned discount, net loan origination fees and costs, and an allowance for loan losses.

Loan origination and commitment fees and certain direct loan origination costs are being deferred and recognized over the expected life of the related loan as an adjustment of yield. The Bank is generally amortizing these amounts over the contractual life using the interest method. Commitment fees based upon a percentage of a customer's unused line of credit and fees related to standby letters of credit are recognized over the commitment period.

Interest on loans is calculated by using the simple interest method on daily balances of the principal amount outstanding. For impaired loans, accrual of interest is discontinued on a loan when management believes, after considering collection efforts and other factors, that the borrower's financial condition is such that collection of interest is doubtful. Interest income is recognized on those loans only upon receipt.

A loan is impaired when it is probable the Bank will be unable to collect all contractual principal and interest payments due in accordance with the terms of the loan agreement. Impaired loans are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The amount of impairment, if any, and any subsequent changes are included in the allowance for loan losses.

The allowance for loan losses is established through a provision for loan losses charged to expense. Loans are charged against the allowance for loan losses when management believes that collectibility of the principal is unlikely. The allowance is an amount that management believes will be adequate to absorb estimated losses on existing loans, based on an evaluation of the collectibility of loans and prior loss experience. This evaluation also takes into consideration such factors as changes in the nature and volume of the loan portfolio, overall portfolio quality, review of specific problem loans, and current economic conditions that may affect the borrower's ability to pay.
While management uses the best information available to make its evaluation, future adjustments to the allowance may be necessary if there are significant changes in economic conditions.

FIRST SOUTHERN BANCORP, INC. AND SUBSIDIARIES


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1.   Summary of Significant Accounting Policies (Continued)

Other real estate owned:  Other real estate owned ("OREO") represents properties
-----------------------
acquired through foreclosure or other proceedings and is initially recorded at fair value at the date of foreclosure less estimated costs of disposal, which establishes a new cost. After foreclosure, OREO is held for sale and is carried at the lower of cost or fair value less estimated costs of disposal. Any write-down to fair value at the time of transfer to OREO is charged to the allowance for loan and lease losses. Property is evaluated regularly to ensure the recorded amount is supported by its current fair value and valuation allowances to reduce the carrying amount to fair value less estimated costs to dispose are recorded as necessary.

Premises and equipment:  Premises and equipment are stated at cost less
----------------------
accumulated depreciation. Depreciation is computed principally by the straight-line method over the following estimated useful lives:

                                        Years
                                      ----------
Building                                  22
Leasehold improvements                  5 - 10
Furniture and equipment                 3 - 12


Income taxes:  Deferred taxes are provided on a liability method whereby
------------
deferred tax assets are recognized for deductible temporary differences, and operating loss or tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Earnings per share:  Basic earnings per-share amounts are computed by dividing
------------------
net income (the numerator) by the weighted-average number of common shares outstanding (the denominator). Diluted earnings per-share amounts assume the conversion, exercise or issuance of all potential common stock instruments unless the effect is to reduce the loss or increase the income per common share from continuing operations.

Fair value of financial instruments:  SFAS No. 107, Disclosures about Fair Value
-----------------------------------
of Financial Instruments requires disclosure of fair value information about financial instruments, whether or not recognized in the statement of financial condition, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 excludes certain financial instruments and all nonfinancial assets and liabilities from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Bank.

FIRST SOUTHERN BANCORP, INC. AND SUBSIDIARIES


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1.  Summary of Significant Accounting Policies (Continued)

The fair value estimates presented are based on pertinent information available to management as of December 31, 1998 and 1997. Although management is not aware of any factors that would significantly affect the estimated fair value amount, such amounts have not been comprehensively revalued for purposes of these financial statements since these dates and therefore, current estimates of fair value may differ significantly from the amounts presented in these financial statements.

Emerging accounting standards:  In June 1998, the Financial Accounting Standards
-----------------------------
Board issued Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, which is required to be adopted in years beginning after June 15, 1999. The Statement permits early adoption as of the beginning of any fiscal quarter after its issuance. The Bank expects to adopt the new Statement effective January 1, 2000. The Statement will require the Bank to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.

Because of the Bank has not used derivatives in the past, management does not anticipate that the adoption of the new Statement will have a significant effect on the Bank's earnings or financial position.

Note 2.   Restrictions on Cash and Due From Banks

The Bank is required to maintain reserve balances in cash or on deposit with the Federal Reserve Bank, based on a percentage of deposits. The total of those reserve balances was approximately $900,000 at December 31, 1998 and 1997.

Note 3.   Securities Available for Sale

Carrying amounts and fair values of securities available for sale as of December 31, 1998 and 1997 are summarized as follows:

                                                                                    December 31, 1998
                                                      ------------------------------------------------------------------------------
                                                                                Gross               Gross
                                                          Amortized           Unrealized          Unrealized             Fair
                                                             Cost               Gains               Losses              Value
------------------------------------------------------------------------------------------------------------------------------------
U. S. Treasury securities                               $      100,989      $        1,152      $            -      $      102,141
U. S. Government corporations
 and agencies                                               12,090,976              44,062              (6,338)         12,128,700
Other securities                                               160,000                   -                   -             160,000
Mortgage-backed securities                                   9,530,305              16,981             (34,604)          9,512,682
                                                      ------------------------------------------------------------------------------
                                                        $   21,882,270      $       62,195      $      (40,942)     $   21,903,523
                                                      ==============================================================================

FIRST SOUTHERN BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 3.  Securities Available for Sale (Continued)

                                                                December 31, 1997
                                    ----------------------------------------------------------------------------------
                                                               Gross                   Gross
                                      Amortized              Unrealized              Unrealized               Fair
                                        Cost                   Gains                  Losses                 Value
----------------------------------------------------------------------------------------------------------------------
U. S. Treasury securities            $ 4,006,230         $        6,250         $             -        $    4,012,480
U. S. Government corporations
 and agencies                          4,980,262                 19,737                  (1,570)            4,998,429
Municipal securities                   2,547,957                 65,638                       -             2,613,595
Other securities                         150,000                      -                       -               150,000
Mortgage-backed securities             5,896,309                  1,633                 (45,773)            5,852,169
                                    ----------------------------------------------------------------------------------
                                     $17,580,758         $       93,258         $       (47,343)       $   17,626,673
                                    ==================================================================================

The amortized cost and fair values of securities available for sale as of December 31, 1998, by contractual maturity, are shown below. Maturities may differ from contractual maturities in mortgage-backed securities because the mortgages underlying the securities may be called or repaid without any penalties. Therefore, these securities are not included in the maturity categories in the following maturity summary.

                                                                                   Amortized                Fair
                                                                                     Cost                  Value
---------------------------------------------------------------------------------------------------------------------
Due after one year through five years                                             $  4,225,669          $   4,250,261
Due after five years through ten years                                               8,126,296              8,140,580
Mortgage-backed securities                                                           9,530,305              9,512,682
                                                                                  -----------------------------------
                                                                                  $ 21,882,270          $  21,903,523
                                                                                  ===================================

Unrealized gains (losses) on available-for-sale securities for the years ended December 31, 1998 and 1997 are as follows:

                                                                                               1998           1997
                                                                                          ----------------------------
Unrealized holding gains (losses) arising during the period                                $     81,041    $   314,749
Less reclassification adjustment for gains (losses) realized
  in net income                                                                                 105,703         33,955
                                                                                          ----------------------------
Net unrealized gains (losses), before tax (expense) benefit                                     (24,662)       280,794
Tax (expense) benefit                                                                             7,671        (96,445)
                                                                                          ----------------------------
Other comprehensive income before minority interest                                             (16,991)       184,349
Minority interest in other comprehensive income of subsidiary                                       497         (8,229)
                                                                                          ----------------------------
Other comprehensive income                                                                 $    (16,494)   $   176,120
                                                                                          ============================

FIRST SOUTHERN BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 3.  Securities Available for Sale (Continued)

Gross realized gains and losses from the sale of securities available for sale for the years ended December 31, 1998 and 1997 are as follows:

                                                 1998              1997
-------------------------------------------------------------------------------
Realized gains                                $   105,703    $      52,139

Realized (losses)                                       -          (18,184)

Securities available for sale with a carrying amount of approximately $4,650,000 and $630,415 at December 31, 1998 and 1997, respectively, were pledged as collateral on public deposits and for other purposes as required or permitted by law.

NOTE 4.  Loans

The composition of loans as of December 31, 1998 and 1997 is as follows:

                                                          1998                                1997
                                             -----------------------------------------------------------------
                                                                 Percent                            Percent
                                                    Amount       of Total             Amount        of Total
--------------------------------------------------------------------------------------------------------------
Commercial                                   $     17,661,573        21.3%     $    20,736,385         30.9%
Real estate, commercial                            48,797,536        58.8           31,360,471         46.6
Real estate, residential                           12,637,943        15.2           12,228,922         18.2
Consumer                                            3,749,396         4.5            2,820,827          4.2
Other                                                 174,360         0.2               58,051          0.1
                                             ---------------------------------------------------------------
                                                   83,020,808       100.0%          67,204,656        100.0%
                                                                 =========                         =========

Allowance for loan losses                          (1,245,770)                      (1,066,179)
                                             ----------------                  ---------------
Loans, net                                   $     81,775,038                  $    66,138,477
                                             ================                  ===============

Activity in the allowance for loan losses for the years ended December 31, 1998 and 1997 was as follows:

                                                                            1998                 1997
----------------------------------------------------------------------------------------------------------
Balance, beginning                                                  $     1,066,179        $       960,853
Provision charged to operating expense                                      255,000                110,000
Recoveries of amounts charged off                                             3,591                 17,000
                                                                    --------------------------------------
                                                                          1,324,770              1,087,853
Amounts charged off                                                         (79,000)               (21,674)
                                                                    --------------------------------------
Balance, ending                                                     $     1,245,770        $     1,066,179
                                                                    ======================================

FIRST SOUTHERN BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 4.  Loans (Continued)

There are no impaired loans as of December 31, 1998 or 1997 for which a specific allowance has been recognized. Recorded investments in other impaired loans were $219,684 and $414,762 at December 31, 1998 and 1997, respectively. The average recorded investment in impaired loans during 1998 and 1997 was $415,031 and $315,000, respectively. Interest income on impaired loans, recognized for cash payments received in 1998 and 1997, was not significant.

Note 5.  Premises and Equipment

The major classes of premises and equipment and the total accumulated depreciation as of December 31, 1998 and 1997 are as follows:

                                                                                1998                   1997
---------------------------------------------------------------------------------------------------------------
Land and building                                                        $       650,000      $        650,000
Leasehold improvements                                                           937,439               772,290
Furniture and equipment                                                        2,155,105             1,889,914
Construction in progress                                                          78,284               129,654
                                                                         --------------------------------------
                                                                               3,820,828             3,441,858
Less accumulated depreciation and amortization                                 1,470,707             1,133,451
                                                                         --------------------------------------
                                                                         $     2,350,121      $      2,308,407
                                                                         ======================================

Note 6.  Deposits

The composition of time deposits at December 31, 1998 and 1997 is as follows:

                                                                               1998                  1997
--------------------------------------------------------------------------------------------------------------
Time deposits, $100,000 or more                                            $   8,988,015     $       9,350,876
Other time deposits                                                           23,524,709            17,439,118
                                                                           -----------------------------------
Total                                                                      $  32,512,724     $      26,789,994
                                                                           ===================================

At December 31, 1998, the scheduled maturities of time deposits are as follows:

Years Ending
December 31,                                                                                        Amount
--------------------------------------------------------------------------------------------------------------
1999                                                                                        $       22,886,063
2000                                                                                                 9,158,589
2001                                                                                                   146,119
2002                                                                                                     7,925
2003                                                                                                   314,028
                                                                                            ------------------
                                                                                            $       32,512,724
                                                                                            ==================

FIRST SOUTHERN BANCORP, INC. AND SUBSIDIARIES


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 7.   Deferred Compensation and Life Insurance

During 1998, the Bank adopted Directors Phantom Stock Agreements for the directors. The agreements provide for monthly benefits to be paid over a period of 15 years following the retirement of the directors. Under each agreement the amount of benefits to be paid will be determined based on the number of phantom shares granted to the director and the fair value of the Company common stock at the date of retirement. The Bank records periodic accruals for the cost of providing such benefits by charges to income. The Bank has recognized expenses of $35,000 in the year ended December 31, 1998.

The Bank is the owner and beneficiary of life insurance policies on the lives of certain directors with aggregate death benefits of approximately $3,000,000. All of the policies were acquired in 1998. The cash surrender value of the policy in the amount of $1,500,000 is included in other assets at December 31, 1998.

Note 8.   Income Taxes

The net cumulative tax effects of the primary temporary differences are shown in the following table:

                                                                          1998            1997
-------------------------------------------------------------------------------------------------
Deferred tax assets:
 Allowance for loan losses                                          $    402,000     $    289,000
 Deferred income                                                          28,000           22,000
 Accrued expenses                                                         30,000           15,000
 Other                                                                    10,000           28,000
                                                                    -----------------------------
Total deferred tax assets                                                470,000          354,000
                                                                    -----------------------------
Deferred tax liabilities:
 Unrealized gain on securities available for sale                         (7,940)         (15,611)
 Premises and equipment                                                  (18,000)               -
 Other                                                                   (21,000)          (9,000)
                                                                    -----------------------------
Total deferred tax liabilities                                           (46,940)         (24,611)
                                                                    -----------------------------
Net deferred tax assets                                             $    423,060     $    329,389
                                                                    -----------------------------

The provision for income taxes charged to operations for the years ended December 31, 1998 and 1997 consists of the following:

                                                                          1998           1997
-------------------------------------------------------------------------------------------------
Current tax expense                                                 $    761,450     $    557,146
Deferred tax expense                                                     (86,000)         (70,000)
                                                                    -----------------------------
                                                                    $    675,450     $    487,146
                                                                    =============================

FIRST SOUTHERN BANCORP, INC. AND SUBSIDIARIES


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 8.   Income Taxes (Continued)

The provision for income taxes for the years ended December 31, 1998 and 1997 differs from the amount of income tax determined by applying the U. S. federal income tax rate to pretax income as follows:

                                                      1998                          1997
                                                Amount     Percent            Amount     Percent
------------------------------------------------------------------------------------------------
Computed "expected" federal tax expense     $   610,293      34.0%       $    467,066      34.0%
Increase (decrease) resulting from:
 State income taxes, net of federal tax
   benefit                                       39,049       2.2              30,177       2.2
 Tax-exempt income                               (3,611)     (0.2)            (31,954)     (2.3)
 Other                                           29,719       1.6              21,857       1.6
                                            ----------------------------------------------------
Provision for income taxes                  $   675,450      37.6%       $    487,146      35.5%
                                            ====================================================



Note 9.   Lines of Credit

The Bank has unsecured Federal Funds lines of credit with correspondent banks totaling $4,500,000. As of December 31, 1998, the Bank had no outstanding balance due on the available lines of credit.


Note 10.  Notes Payable

The Bank has a line of credit in the amount of $17,000,000 with the Federal Home Loan Bank ("FHLB"). The Bank had advances payable of $12,000,000 and $4,500,000 as of December 31, 1998 and 1997, respectively, under this line of credit. The balance at December 31, 1998 is due June 2003, with a one time call option in June 2000, and interest is payable quarterly at 5.55%. The advance is collateralized by qualifying residential mortgage loans totaling approximately $12,500,000, securities with a carrying value of approximately $4,000,000 and FHLB stock in the amount of $782,500 at December 31, 1998.

First Southern Bank Realty Corp. has a note payable to a bank with a balance due of $539,670 and $609,958 at December 31, 1998 and 1997, respectively. The note payable requires monthly payments of $6,576, including interest at 8.32% through December 2001, at which time the remaining balance is due. The note is collateralized by land and a building with a book value of approximately $625,000 at December 31, 1998.

The Company has a note payable to a bank in the amount of $521,816 and $579,795 at December 31, 1998 and 1997, respectively. The note requires semiannual principal payments of $57,980 beginning July 1, 1998 with the final payment due December 31, 2002. Interest is payable quarterly at a rate 2.5% in excess of the LIBOR Index Rate, resulting in an effective rate of approximately 8.13% at December 31, 1998. The note is secured by all of the Company's shares of First Southern Bank common stock.

Scheduled maturities of the notes payable for the years ending December 31, 1999 through 2003 are as follows: 1999 $151,649; 2000 $154,735; 2001 $581,167; 2002
$173,935; 2003 $12,000,000.

FIRST SOUTHERN BANCORP, INC. AND SUBSIDIARIES


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 11.  Stock Options

Under the Incentive Stock Option Plan (the "Plan") adopted in 1989, 40,000 shares of Company common stock are authorized for option. The Bank has granted options under the Plan to the President for the purchase of 20,000 shares at an exercise price of $6.45 per share which expire in October 2004 and for the purchase of 3,000 shares at an exercise price of $6.00 per share which also expire in October 2004.

The Company has adopted a Directors Stock Option Plan (the "Directors Plan") for directors and certain individuals. Under the Directors Plan, 50,000 shares of Company common stock are authorized for option. The Company has granted options to various directors for the purchase of 35,500 shares which expire from April 2005 through April 2008. All options granted were immediately exercisable.

In addition to the plans discussed above, the Bank has granted stock options for the purchase of 20,000 shares of Company common stock to the Chairman Emeritus of the Board at an exercise price of approximately $6.61 per share which expire in October 2004. The Bank has also granted options for the purchase of 2,000 shares of Company common stock at an exercise price of $6.26 per share to the Executive Vice-President which expire in October 2004.

The Company applies APB Opinion 25 and related Interpretations in accounting for its plans. Accordingly, no compensation cost has been recognized for the stock options discussed above. Had compensation cost for the Company's stock options been determined based on the fair value at the grant dates for awards under those plans, the Company's net income for the years ended December 31, 1998 and 1997 would not have been significantly impacted.

A summary of the options outstanding as of December 31, 1998 and 1997, and changes during the years then ended is presented below. The fair value of each option grant is estimated on the date of grant using the present value with the following weighted-average assumptions used for grants in 1998 and 1997: risk-free interest rates of 5.5 percent and 6.0 percent, respectively and expected lives of 8 and 7 years, respectively.

                                                  1998                               1997
                                     ----------------------------------------------------------------
                                                  Weighted-Average                   Weighted-Average
                                     Shares        Exercise Price       Shares        Exercise Price
-----------------------------------------------------------------------------------------------------
Outstanding at beginning of year      75,000      $           6.94       74,000      $           6.88
Granted                                3,000                  9.97        3,500                  8.97
Exercised                                  -                             (2,500)                 7.86
Forfeited                                  -                                  -
                                    --------                           --------
Outstanding at end of year            78,000                  7.06       75,000                  6.94
                                    ========                           ========
Options exercisable at year-end       78,000                  7.06       75,000                  6.94
                                    ========                           ========
Weighted-average fair value of
   options granted during the year  $   8.57                           $   6.10
                                    ========                           ========

FIRST SOUTHERN BANCORP, INC. AND SUBSIDIARIES


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 12.  Related-Party Transactions

The Bank has had, and may be expected to have in the future, banking transactions in the ordinary course of business with directors, significant stockholders, principal officers, their immediate families and affiliated companies in which they are principal stockholders (commonly referred to as related parties). Aggregate loans to, or guaranteed by, these related parties totaled $471,430 and $770,036 at December 31, 1998 and 1997, respectively. There were no commitments to extend additional credit to these related parties at December 31, 1998.

Note 13.  Leases

The Bank leases five office facilities under various noncancelable leases which expire between August 2002 and December 2003. The leases also have options to renew for various periods of time. Total rent expense for the years ended December 31, 1998 and 1997 approximated $380,000 and $368,000, respectively, and is included in occupancy and equipment expense in the accompanying consolidated statements of income.

The following table is a schedule by year of the approximate future minimum lease payments of the Bank's noncancelable operating leases as of December 31, 1998:

Years Ending
December 31,                                                    Amount
------------------------------------------------------------------------------
1999                                                         $         296,600
2000                                                                   296,600
2001                                                                   296,600
2002                                                                   259,209
2003                                                                   127,581
                                                             -----------------
                                                             $       1,276,590
                                                             =================

Note 14.  Restrictions on Retained Earnings and Regulatory Matters

The Bank is subject to certain restrictions on the amount of dividends that may be declared without prior regulatory approval. At December 31, 1998, approximately $250,000 of retained earnings were available for dividend declaration without regulatory approval.

The Bank is subject to various capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory - and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

FIRST SOUTHERN BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 14. Restrictions on Retained Earnings and Regulatory Matters (Continued)

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital to risk-weighted assets, and of Tier I capital to average assets (all defined in the regulations). Management believes the Bank meets all capital adequacy requirements to which it is subject as of December 31, 1998.

As of December 31, 1998, the most recent notification from the Federal Reserve categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized the Bank must maintain minimum total risk-based, Tier I risk-based, and Tier I leverage ratios as set forth in the table below. There are no conditions or events since that notification that management believes have changed the Bank's category.

The Bank's actual capital amounts and ratios are also presented in the table below:

                                                                                                  To Be Well Capitalized
                                                                   For Capital Adequacy          Under Prompt Corrective
                                           Actual                        Purposes                   Action Provisions
------------------------------------------------------------------------------------------------------------------------
As of December 31, 1998:
   Total Capital (to
     Risk-Weighted Assets)      $     9,183,183     10.3%      $     7,152,960     8.0%          $     8,941,200   10.0%
   Tier I Capital (to
     Risk-Weighted Assets)      $     8,065,533      9.0%      $     3,376,480     4.0%          $     5,364,720    6.0%
   Tier I Capital (to
     Average Assets)            $     8,065,533      6.3%      $     5,107,320     4.0%          $     6,384,150    5.0%

As of December 31, 1997:
   Total Capital (to
     Risk-Weighted Assets)      $     7,809,292     11.4%      $     5,489,120     8.0%          $     6,861,400   10.0%
   Tier I Capital (to
     Risk-Weighted Assets)      $     6,951,617     10.1%      $     2,744,560     4.0%          $     4,116,840    6.0%
   Tier I Capital (to
     Average Assets)            $     6,951,617      7.3%      $     3,789,720     4.0%          $     4,737,150    5.0%

FIRST SOUTHERN BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 15. Commitments and Contingencies

Financial instruments with off-balance-sheet risk: The Bank, in the normal
-------------------------------------------------
course of business, is a party to financial instruments with off-balance-sheet risk to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amounts recognized on the consolidated balance sheet. The contractual amounts of these instruments reflect the Bank's involvement in particular classes of financial instruments.

The Bank's exposure to credit loss in the event of nonperformance by the counterparty to the financial instruments for commitments to extend credit and standby letters of credit is represented by the contractual amounts of those instruments. The Bank uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

These commitments were as follows at December 31, 1998 and 1997:

                                                                        1998                1997
-----------------------------------------------------------------------------------------------------
Commitments to extend credit                                     $     12,071,700      $    8,704,900
Standby letters of credit                                                 705,600             500,700
                                                                 ------------------------------------
                                                                 $     12,777,300      $    9,205,600
                                                                 ------------------------------------

Commitments to extend credit are commitments to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if any, is based on management's credit evaluation of the counterparty. Collateral held varies, but may include cash, accounts receivable, inventory, property, plant and equipment, and residential and commercial real estate.

Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers.

Contingencies: In the normal course of business, the bank is involved in various
-------------
legal proceedings. In the opinion of management, any liability resulting from such proceedings would not have a material adverse effect on the Bank's financial statements.

Financial instruments with concentration of credit risk: The Bank makes
-------------------------------------------------------
commercial, residential and consumer loans to customers primarily in Palm Beach and Broward counties in Florida. Included in the Bank's loan portfolio (see Note
4) is a concentration of commercial loans to professionals in the medical field and commercial real estate loans. A substantial portion of its debtors' abilities to honor their contracts is dependent upon the local economy. The economy of the Bank's primary market area is not heavily dependent on any individual economic sector.

FIRST SOUTHERN BANCORP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 15.  Commitments and Contingencies (Continued)

Interest rate risk: The Bank assumes interest rate risk as a result of its
------------------
normal operations. As a result, the fair values of the Bank's financial instruments will change when interest rate levels change, and that change may be either favorable or unfavorable to the Bank. Management attempts to match maturities of assets and liabilities to the extent believed necessary to manage interest rate risk. However, borrowers with fixed-rate obligations are more likely to prepay in a falling rate environment and less likely to prepay in a rising rate environment. Conversely, depositors who are receiving fixed rates are more likely to withdraw funds before maturity in a rising rate environment and less likely to do so in a falling rate environment. Management monitors rates and maturities of assets and liabilities and attempts to manage interest rate risk by adjusting terms of new loans and deposits and by investing in securities with terms that mitigate the Bank's overall interest rate risk.

Note 16. Additional Cash Flow Information

                                                                                Years Ended December 31,
                                                                             -----------------------------
                                                                                  1998           1997
----------------------------------------------------------------------------------------------------------
Cash Flows From Securities
  Securities available for sale:
    Sales                                                                    $    2,634,072   $ 17,571,926
    Maturities and paydowns                                                      10,416,360      1,167,434
    Purchases                                                                   (17,360,920)   (15,577,245)
  Federal Home Loan Bank and Federal Reserve Bank stock:
    Redemptions                                                                     253,300              -
    Purchases                                                                        (6,150)      (163,600)
                                                                             -----------------------------
                                                                             $   (4,063,338)  $  2,998,515
                                                                             =============================
Supplemental Disclosures of Cash Flow Information
  Cash payments for income taxes                                             $    1,046,946   $    336,423
                                                                             =============================

  Cash payments for interest                                                 $    3,380,544   $  2,907,856
                                                                             =============================
Supplemental Schedule of Noncash Investing and
  Financing Activities
  Issuance of common stock as officer compensation,
     1998 5,427 shares; 1997 2,101 shares                                    $       50,914   $     18,863
                                                                             =============================

  Acquisition of other real estate upon foreclosure of loans                 $      218,151   $          -
                                                                             =============================

  Sale of other real estate financed by the Bank                             $            -   $    227,500
                                                                             =============================

  Issuance of common stock in exchange for common
     stock of the Bank, 1998  2,724 shares; 1997 15,508 shares               $       29,827   $    175,681
                                                                             =============================

FIRST SOUTHERN BANCORP, INC. AND SUBSIDIARIES


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 17.  Earnings Per Share

Following is information about the computation of the earnings per share data for the years ended December 31, 1998 and 1997:


                                                                                              Per-Share
                                                                                               Amounts
                                                     Numerator        Denominator            Net Income
                                                  -------------------------------------------------------

                                                                Year Ended December 31, 1998
                                                  -------------------------------------------------------
Basic earnings per share                          $   1,093,272      $     640,233         $         1.71
                                                                                           ==============
Effect of dilutive securities:
 Shares to be issued to officers as compensation              -              2,917
 Options                                                      -             41,031
                                                  --------------------------------
Diluted earnings per share, assumed
 exercise of options                              $   1,093,272      $     684,181         $         1.60
                                                  =======================================================

                                                                                              Per-Share
                                                                                               Amounts
                                                     Numerator        Denominator            Net Income
                                                  -------------------------------------------------------

                                                                Year Ended December 31, 1997
                                                  -------------------------------------------------------
Basic earnings per share                          $     847,659      $     655,029         $         1.29
                                                                                           ==============
Effect of dilutive securities:
 Shares to be issued to officers as compensation              -              1,433
 Options                                                      -             32,239
                                                  --------------------------------
Diluted earnings per share, assumed
 exercise of options                              $     847,659      $     688,701         $         1.23
                                                  =======================================================

FIRST SOUTHERN BANCORP, INC. AND SUBSIDIARIES


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 18.  Fair Value of Financial Instruments

The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

  Cash and cash equivalents: The carrying amounts reported in the statement of
  -------------------------
  financial condition for cash and short-term instruments approximated their fair values.

  Investment securities (including mortgage-backed securities): Fair values for
  ------------------------------------------------------------
  investment securities are based on quoted market prices, where available. If quoted market prices are not available, fair values are based on quoted market prices of comparable instruments.

  Loans receivable: For variable-rate loans that reprice frequently and with no
  ----------------
  significant change in credit risk, values are based on carrying values. Fair values for other loans are estimated based on discounted cash flows, using interest rates currently being offered for loans with similar terms to borrowers with similar credit quality. Management believes that the allowance for loan losses is an appropriate indication of the applicable credit risk associated with determining the fair value of its loan portfolio and the allowance has been deducted from the estimate fair value of loans.

  Accrued interest receivable: The carrying amount of accrued interest
  ---------------------------
  receivable approximates its fair value.

  Off-balance-sheet instruments: Fair values for the Bank's off-balance-sheet
  -----------------------------
  instruments, primarily lending commitments, are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements. The fair value for such commitments are nominal.

  Deposit liabilities: The fair values of demand deposits and passbook savings
  -------------------
  equal their carrying amounts which represents the amount payable on demand. The carrying amounts for variable-rate, fixed-term money market accounts and certificates of deposit approximate their fair value at the reporting date. Fair values for fixed-rate certificates of deposit are estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates to a schedule of aggregated expected monthly maturities on time deposits.

  Other liabilities: The carrying amount of other liabilities approximates their
  -----------------
  fair value.

FIRST SOUTHERN BANCORP, INC. AND SUBSIDIARIES


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 18.  Fair Value of Financial Instruments (Continued)

Following is a summary of the carrying amounts and approximate fair values of the Bank's financial instruments at December 31, 1998 and 1997:

                                                                        1998
                                                          --------------------------------
                                                           Carrying                 Fair
                                                            Amount                  Value
                                                          --------------------------------
Cash and cash equivalents                                 $   19,359,221    $   19,359,221
Investment securities (including Federal Reserve
 Bank and Federal Home Loan Bank stock)                       22,855,923        22,855,923
Loans receivable                                              81,750,038        82,027,552
Accrued interest receivable                                      674,582           674,582
Deposits                                                     108,021,464       108,167,399
Other liabilities                                             13,759,202        13,759,202
Commitments to extend credit                                           -                 -

                                                                        1997
                                                          --------------------------------
                                                           Carrying                 Fair
                                                            Amount                  Value
                                                          --------------------------------
Cash and cash equivalents                                 $   13,028,745    $   13,028,745
Investment securities (including Federal Reserve
 Bank and Federal Home Loan Bank stock)                       18,826,223        18,826,223
Loans receivable                                              66,138,477        66,519,896
Accrued interest receivable                                      689,312           689,312
Deposits                                                      88,613,922        88,616,656
Other liabilities                                              6,544,759         6,544,759
Commitments to extend credit                                           -                 -

                         FIRST SOUTHERN BANCORP, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)

                                                           MARCH 31,            MARCH 31,
                                                             1999                 1998
ASSETS

CASH AND DUE FROM BANKS                                 $   5,912,064            4,754,814
FEDERAL FUNDS SOLD                                         16,675,000           12,573,000
INVESTMENT SECURITIES                                      26,881,423           10,722,383

LOANS, NET OF LOAN LOSS RESERVE
AND UNEARNED FEES OF $1,290,820, $1,066,179 AND
$41,547,$84,213 RESPECTIVELY                               95,173,653           68,809,907

FIXED ASSETS- NET                                           2,527,768            2,354,331
OTHER REAL ESTATE OWNED                                       218,151                    -
OTHER ASSETS                                                2,988,086            1,400,478
                                                        -------------        -------------
    TOTAL ASSETS                                        $ 150,376,145        $ 100,614,913
                                                        =============        =============
LIABILITIES AND CAPITAL

DEMAND DEPOSITS                                         $  36,235,391           27,843,059
NOW ACCOUNTS                                               10,847,647            8,710,384
MONEY MARKET ACCOUNTS                                      29,960,711           16,321,432
SAVINGS ACCOUNTS                                            2,541,518            2,478,726
CERTIFICATES OF DEPOSIT                                    48,878,457           32,160,960
                                                        -------------        -------------
    TOTAL DEPOSITS                                      $ 128,463,724        $  87,514,561
OTHER LIABILITIES                                          13,724,219            6,189,224
                                                        -------------        -------------
    TOTAL LIABILITIES                                   $ 142,187,943        $  93,703,785

MINORITY INTEREST IN FIRST SOUTHERN BANK                      101,937              167,768

COMMON STOCK, PAR VALUE $6 PAR VALUE
3,000,000 SHARES AUTHORIZED; ISSUED AND
OUTSTANDING 1999 691,235;1998 639,092 SHARES                4,147,410            3,834,552
CAPITAL SURPLUS                                             1,440,993            1,295,632
RETAINED EARNINGS (DEFICIT)                                 2,543,429            1,624,379
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)                 (45,567)             (11,203)
                                                        -------------        -------------
TOTAL SHAREHOLDERS' EQUITY                              $   8,086,265        $   6,743,360
                                                        -------------        -------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                $ 150,376,145        $ 100,614,913
                                                        =============        =============

                         FIRST SOUTHERN BANCORP, INC.
                  CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                  (UNAUDITED)

                                                          THREE MONTHS       THREE MONTHS
                                                              ENDING             ENDING
                                                          MARCH 31,1999       MARCH 31,1998
INTEREST INCOME
INTEREST & FEES ON LOANS                                    1,967,038            1,642,279
INVESTMENT SECURITIES                                         328,330              227,631
FEDERAL FUNDS SOLD                                            132,864              132,929
                                                           ----------           ----------
                                                            2,428,232            2,002,839
INTEREST EXPENSE ON DEPOSITS                                  758,524              576,810
INTEREST EXPENSE ON BORROWINGS                                186,204               90,778
                                                           ----------           ----------
      NET INTEREST INCOME                                   1,483,504            1,335,251
PROVISION FOR LOAN LOSSES                                      86,000                    -
                                                           ----------           ----------
  NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                           1,397,504            1,335,251

OTHER INCOME                                                  318,549              295,719
GAIN ON ASSETS SOLD                                             8,452              105,703

OTHER EXPENSES
SALARIES & BENEFITS                                           787,100              581,164
OCCUPANCY & EQUIPMENT                                         273,835              241,125
INSURANCE EXPENSE                                              32,679               27,066
STATIONARY & SUPPLIES                                          37,210               20,891
TELEPHONE EXPENSE                                              31,857               27,821
MARKETING, ADVERTISING AND
  BUSINESS DEVELOPMENT                                         58,548               61,545
LEGAL EXPENSE                                                  16,937               20,775
OTHER PROFESSIONAL AND DATA
  PROCESSING FEES                                              30,042               30,846
OTHER EXPENSE                                                 113,163               92,081
                                                           ----------           ----------
    TOTAL OTHER EXPENSES                                    1,381,372            1,103,314
                                                           ----------           ----------

    NET INCOME BEFORE TAX AND MINORITY INTEREST               343,133              633,359

INCOME TAXES                                                  129,156              238,332
                                                           ----------           ----------
NET INCOME BEFORE MINORITY INTEREST
  IN FIRST SOUTHERN BANK                                      213,977              395,027
MINORITY INTEREST IN FIRST SOUTHERN BANK                       (3,293)             (10,121)
                                                           ----------           ----------
NET INCOME                                                    210,684              384,906
                                                           ==========           ==========
NET INCOME PER COMMON SHARE                                $    $0.32           $     0.60
                                                           ==========           ==========

                        Consolidated Financial Statements

                          Central Community Corporation
                                and Subsidiaries

                     Years ended December 31, 1998 and 1997
                       with Report of Independent Auditors

                 Central Community Corporation and Subsidiaries

                        Consolidated Financial Statements

                     Years ended December 31, 1998 and 1997

                                    Contents

Report of Independent Auditors..............................................   1

Audited Consolidated Financial Statements

Consolidated Balance Sheets.................................................   2
Consolidated Statements of Income...........................................   3
Consolidated Statements of Changes in Stockholders' Equity..................   4
Consolidated Statements of Cash Flows.......................................   5
Notes to Consolidated Financial Statements..................................   6

                         Report of Independent Auditors

Board of Directors
Central Community Corporation

We have audited the accompanying consolidated balance sheets of Central Community Corporation and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Central Community Corporation and subsidiaries at December 31, 1998 and 1997, and the consolidated results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.


                                                  ERNST & YOUNG LLP          1

FORT WORTH, TEXAS
May 14, 1999

                 Central Community Corporation and Subsidiaries

                           Consolidated Balance Sheets

                                                                 December 31
                                                            1998            1997
                                                      --------------------------------
Assets
Cash and due from banks                                 $ 11,908,679     $  9,825,133
Interest-bearing deposits in other banks                      44,324          277,921
Federal funds sold                                         2,000,000        3,250,000
                                                      --------------------------------
                                                          13,953,003       13,353,054

Investment securities                                     60,752,392       60,950,052
Loans, net                                               130,744,098      107,261,017
Bank premises and equipment, net                           3,957,694        3,641,735
Accrued interest receivable and other assets               2,597,939        2,645,754
Goodwill, net                                              2,120,847        2,365,734
                                                      --------------------------------
Total assets                                            $214,125,973     $190,217,346
                                                      ================================

Liabilities and Stockholders' Equity
Deposits:
   Interest-bearing                                     $145,152,168     $135,301,541
   Non-interest-bearing                                   42,394,512       34,258,270
                                                      --------------------------------
                                                         187,546,680      169,559,811

Securities sold under agreements to repurchase             3,300,000        1,702,427
Accrued interest payable                                     654,203          577,741
Accrued expenses and other liabilities                       583,083          748,132
Deferred tax liability                                       676,320          790,859
                                                      --------------------------------
                                                           5,213,606        3,819,159

Notes payable                                              4,159,585        2,641,589

Stockholders' equity:
   Common stock, $1 par:
     Authorized shares--40,000
     Issued and outstanding shares--32,252                    32,252           32,252
   Additional paid-in capital                              4,220,067        4,220,067
   Retained earnings                                      13,279,855       10,472,974
   Accumulated other comprehensive income                    479,784          374,333
   Treasury stock at cost, 1,886 and 2,019 shares
     for 1998 and 1997, respectively                        (805,856)        (902,839)
                                                      --------------------------------
Total stockholders' equity                                17,206,102       14,196,787
                                                      --------------------------------
Total liabilities and stockholders' equity              $214,125,973     $190,217,346
                                                      ================================

See accompanying notes.

                 Central Community Corporation and Subsidiaries

                        Consolidated Statements of Income

                                                               Year ended December 31
                                                              1998               1997
                                                        ----------------------------------
Interest income:
   Interest and fees on loans                             $11,661,654        $10,545,870
   Interest on investment securities:
     Taxable                                                2,773,328          2,255,226
     Tax-exempt                                               536,493            391,600
     Federal funds sold                                       155,665            282,387
                                                        ----------------------------------
Total interest income                                      15,127,140         13,475,083

Interest expense:
   Deposits                                                 6,178,985          5,217,657
   Federal funds purchased and securities sold under
     agreement to repurchase                                  113,502            118,300
   Note payable                                               302,337            191,135
                                                        ----------------------------------
Total interest expense                                      6,594,824          5,527,092
                                                        ----------------------------------
Net interest income                                         8,532,316          7,947,991

Provision for loan losses                                     480,000            420,000
                                                        ----------------------------------
Net interest income after provision for loan losses         8,052,316          7,527,991

Other income:
   Service charges and fees on deposit accounts             1,467,512          1,504,243
   Gain on sale of loans                                       18,767             15,560
   Gain on sale of securities                                 501,524            108,005
   Other                                                      328,567            265,242
                                                        ----------------------------------
                                                            2,316,370          1,893,050
Other expenses:
   Salaries and benefits                                    2,993,893          2,562,931
   Net occupancy expenses                                     883,114            730,602
   Goodwill amortization                                      264,040            244,016
   Professional fees                                          516,162            206,681
   Data processing fees                                       663,098            639,866
   Other                                                      629,198            821,382
                                                        ----------------------------------
                                                            5,949,505          5,205,478
                                                        ----------------------------------
Income before income tax expense                            4,419,181          4,215,563

Income tax expense                                          1,310,739          1,423,323
                                                        ----------------------------------
Net income                                                $ 3,108,442        $ 2,792,240
                                                        ==================================

See accompanying notes.

                    Central Community Corp. and Subsidiaries

           Consolidated Statements of Changes in Stockholders' Equity

                                       Common Stock
                                 $1 Par Value, Authorized                               Unrealized
                                        40,000 Shares                                    Gain on
                                --------------------------   Additional                 Securities
                                  Outstanding                  Paid-In      Retained     Available    Treasury
                                    Shares         Amount      Capital      Earnings     for Sale       Stock         Total
                                ------------------------------------------------------------------------------------------------
Balance at January 1, 1997          32,252        $32,252    $4,220,067    $ 7,981,494   $ 34,091    $(1,003,005)  $11,264,899
Comprehensive income:
   Net income                           --             --            --      2,792,240         --             --     2,792,240
   Other comprehensive income:
     Change in unrealized gain
       on securities available
       for sale, net of
       deferred income taxes
       of $175,275                      --             --            --             --    340,242             --       340,242
                                                                                                                  --------------
   Comprehensive income                                                                                              3,132,482

   Sale of treasury stock               --             --            --             --         --        100,166       100,166
   Cash dividends paid                  --             --            --       (300,760)        --             --      (300,760)
                                ------------------------------------------------------------------------------------------------
Balance at December 31, 1997        32,252         32,252     4,220,067     10,472,974    374,333       (902,839)   14,196,787

Comprehensive income:                   --             --            --             --         --             --            --
   Net income                                                                3,108,442                               3,108,442
   Other comprehensive income:
     Change in unrealized gain
       on securities available
       for sale, net of
       deferred income taxes
       of $54,323                       --             --            --             --    105,451             --       105,451
                                                                                                                  --------------
   Comprehensive income                 --             --            --             --         --             --     3,213,893

   Sale of treasury stock               --             --            --             --         --         96,983        96,983
   Cash dividends paid                  --             --            --       (301,830)        --             --      (301,561)
                                ------------------------------------------------------------------------------------------------
Balance at December 31, 1998        32,252        $32,252    $4,220,067    $13,279,855   $479,784    $  (805,856)  $17,206,102
                                ================================================================================================

See accompanying notes.

                 Central Community Corporation and Subsidiaries

                      Consolidated Statements of Cash Flows

                                                                 Year ended December 31
                                                                 1998              1997
                                                           ---------------------------------
Operating Activities
Net income                                                   $  3,108,442      $  2,792,240
Adjustments to reconcile net income to net cash
   provided by operating activities:
     Provision for loan losses                                    480,000           420,000
     Depreciation and amortization                                703,534           667,713
     Gain on sale of securities                                  (501,524)         (108,005)
     Net gain on sale of repossessed assets                       (10,128)           (6,407)
     Gain on sale of loans                                        (18,767)          (15,560)
     Loss (gain) on sale of fixed assets                           (2,201)            6,546
     Net amortization (accretion) of investment security
       premiums/discounts                                          88,016           (15,429)
     Changes in operating assets and liabilities:
       Accrued interest receivable and other assets                54,103           529,867
       Accrued interest payable                                    76,462            (1,114)
       Accrued expenses and other liabilities                    (333,911)          417,882
                                                           ---------------------------------
Net cash provided by operating activities                       3,644,026         4,687,733

Investing Activities
Acquisition of bank, less cash and cash equivalents
   acquired                                                            --        22,718,038
Proceeds from maturities/sales of investment
   securities available for sale                               82,107,428        23,742,332
Purchases of investment securities available for sale         (81,336,486)      (56,209,927)
Net increase in loans                                         (23,944,314)       (7,302,558)
Purchases of bank premises and equipment, net                    (768,565)         (184,079)
                                                           ---------------------------------
Net cash used in investing activities                         (23,941,937)      (17,236,194)

Financing Activities
Net increase in deposits                                       17,986,869        19,377,255
Net increase (decrease) in securities sold under
   agreements to repurchase                                     1,597,573           (97,574)
Cash dividends on common stock                                   (301,561)         (300,760)
Net proceeds (payments) on notes payable                        1,517,996        (1,438,327)
Sale of treasury stock                                             96,983           100,166
                                                           ---------------------------------
Net cash provided by financing activities                      20,897,860        17,640,760
                                                           ---------------------------------

Increase in cash and cash equivalents                             599,949         5,092,299
Cash and cash equivalents at beginning of year                 13,353,054         8,260,755
                                                           ---------------------------------
Cash and cash equivalents at end of year                     $ 13,953,003      $ 13,353,054
                                                           =================================

See accompanying notes.

                 Central Community Corporation and Subsidiaries

                   Notes to Consolidated Financial Statements

                           December 31, 1998 and 1997

1. Summary of Significant Accounting Policies

Organization

The consolidated financial statements include the accounts of Central Community Corporation and its subsidiaries (the Company); the 100% owned subsidiary, FSBT, Inc. (FSBT); and FSBT's 100% owned subsidiary, First State Bank, Temple (the
Bank). All material intercompany accounts and transactions have been eliminated in consolidation. The Bank conducts full service banking. The Bank's principal market for these services is Bell, Falls, Lampasas, Mills, Travis and Williamson counties.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Impact of New Accounting Standards

As of January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (SFAS No. 130). SFAS No. 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this statement had no impact on the Company's net income or stockholders' equity. SFAS No. 130 required unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in stockholders' equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS No. 130.

Investment Securities

The Company has determined all securities to be available-for-sale (AFS). AFS securities are stated at estimated fair value with unrealized gains and losses, net of deferred income taxes, reported as a separate component of stockholders' equity. The Bank has no trading securities. The amortized cost of AFS securities is adjusted for amortization of premium and accretion of discount. The cost of securities sold is based on the specific identification method. Realized gains and losses and declines in value judged to be other-than-temporary are included in securities gains (losses).

                 Central Community Corporation and Subsidiaries

1. Summary of Significant Accounting Policies (continued)

Loans

Loans are stated at the principal amount outstanding, net of unearned discount and the allowance for loan losses. Interest income on loans generally is recognized based on the principal amounts outstanding.

Loans are placed on nonaccruing status when management believes that interest on such loans may not be collected in the ordinary course of business. Interest income on nonaccruing loans is normally reported on a cash basis as it is collected.

Allowance for Loan Losses

The allowance for loan losses is maintained at a level believed adequate by management to absorb potential losses in the loan portfolio. Management's determination of the adequacy of the allowance is based on an evaluation of the portfolio; past loan loss experience; current economic conditions; volume, growth, and composition of the loan portfolio; and other relevant factors. The allowance is increased by provisions for loan losses charged against income. The allowance is based on estimates, and ultimate losses may differ from current estimates if future events vary substantially from the assumptions used in making the assessments.

Bank Premises and Equipment

Bank premises and equipment are generally stated at cost, less accumulated depreciation. Depreciation is computed using straight-line and accelerated methods over the estimated useful lives of the related assets.

Income Taxes

Deferred income taxes are recorded by the Company using the liability method in accordance with FASB Statement No. 109, "Accounting for Income Taxes."

Under the liability method, deferred tax assets and liabilities are recognized for the expected future tax consequences of existing differences between financial reporting and tax reporting bases of assets and liabilities, as well as for operating losses net of valuation allowances, if any, using enacted tax laws and rates. Deferred tax expense represents the net change in the net deferred tax asset or liability balance during the year. This amount, together

                 Central Community Corporation and Subsidiaries

1. Summary of Significant Accounting Policies (continued)

with income taxes currently payable or refundable for the current year, represents the total income tax expense for the year.

Fair Values of Financial Instruments

Statement of Financial Accounting Standards No 107, "Disclosures about Fair Value of Financial Instruments" (SFAS 107), requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

      Cash and cash equivalents - The carrying amounts reported in the consolidated balance sheets for cash and short-term instruments approximate those assets' fair values.

      Investment securities - Fair values for investment securities are based on quoted market prices, where available. If quoted market prices are not available, fair values are based on quoted market prices of comparable instruments.

      Loans - For variable-rate loans that reprice frequently with no significant change in credit risk, fair values are based on carrying values. The fair values for all other loans are estimated by using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Management has made an adjustment to the fair values to reflect significant collectibility concerns. The carrying amount of interest earned not collected approximates its fair value.

                 Central Community Corporation and Subsidiaries

1. Summary of Significant Accounting Policies (continued)

      Deposit liabilities - The fair values disclosed for demand deposits (e.g., interest and noninterest checking, passbook savings and certain types of money market accounts) are, by definition, equal to the amount payable on demand at the reporting date (i.e., their carrying amounts). The carrying amounts for variable-rate, fixed-term money market accounts and certificates of deposits approximate their fair values at the reporting date. Fair values for fixed-rate certificates of deposit are estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates to a schedule of aggregated expected monthly maturities and interest payments on time deposits.

      Term borrowings - The carrying amounts of securities sold under agreement to repurchase approximate their fair values. Fair values of other borrowings are estimated using discounted cash flow analyses based on the Bank's current incremental borrowing rates for similar types of borrowing arrangements.

      Loan commitments and standby letters of credit - The fair values of these off-balance-sheet instruments are based on fees currently charged to enter into similar agreements, taking into account the remaining term of the agreements and the counterparties' credit standing. Management believes that the fair values of these off-balance-sheet instruments are not material.

Goodwill

Goodwill relates primarily to the acquisition of certain assets and liabilities of First Bank Texas, Marlin (Marlin), and First National Goldthwaite (Goldthwaite) and is being amortized over periods of 8 to 11 years using the straight-line method. Accumulated amortization totaled approximately $625,175 and $361,135 at December 31, 1998 and 1997.

Cash Equivalents

Cash equivalents include amounts due from banks and interest-bearing deposits in other banks and federal funds sold with initial maturities of three months or less.

                 Central Community Corporation and Subsidiaries

1. Summary of Significant Accounting Policies (continued)

Reclassification

Certain reclassifications have been made to the 1997 financial statements to conform to the 1998 presentation.

2. Acquisition

On January 17, 1997, the Company assumed the deposit liabilities of Marlin and received approximately $19,500,000 net cash, including costs of acquisition. On February 1, 1997, the Company acquired the outstanding common stock of Goldthwaite for approximately $3,324,000, including costs of acquisition. The operations of Goldthwaite were merged into the Bank. These transactions were accounted for under the purchase method of accounting and, accordingly, the assets acquired and liabilities assumed were recorded at their estimated fair values. In acquisitions of Marlin and Goldthwaite, the excess purchase price over fair value of the net tangible assets was approximately $669,000 and $1,569,000, respectively, and has been recorded as goodwill, which is being amortized on a straight-line basis over 8 and 11 years, respectively.

The purchase price for Marlin and Goldthwaite has been allocated to the tangible assets purchased and the liabilities assumed based upon the estimated fair values on the date of acquisition, as follows (dollars in thousands):

                                      Marlin      Goldthwaite
                                  ----------------------------

      Cash and cash equivalents     $  20,776      $   6,359
      Investment securities                --          2,543
      Loans, net                          565         10,071
      Other assets                        543            410
      Deposits                        (21,374)       (17,250)
      Other liabilities                  (110)          (378)
                                  ----------------------------
      Net tangible assets                 400          1,755
      Purchase Price                   (1,069)        (3,324)
                                  ----------------------------
      Goodwill                      $     669      $   1,569
                                  ============================

                 Central Community Corporation and Subsidiaries

2. Acquisition (continued)

The operating results of Marlin and Goldthwaite have been included in the consolidated financial statement of income from the date of acquisition.

3. Investment Securities

Investment securities with a market value aggregating approximately $18,103,000 and $16,347,000 were pledged to secure deposits at December 31, 1998 and 1997. Investment securities segregated as sold under agreement to repurchase totaled $3,300,000 and $1,702,427 at December 31, 1998 and 1997.

The amortized cost and fair values of investment securities available for sale at December 31, 1998 and 1997, were:

                                                        Gross         Gross
                                         Amortized    Unrealized    Unrealized      Fair
                                            Cost        Gains         Losses       Value
                                       ------------------------------------------------------
Debt securities:
   United States Treasury and
     federal agencies                   $40,449,011    $306,015     $(158,881)   $40,596,145
   State and political sub-divisions     11,879,486     455,281        (4,281)    12,330,486
   Corporate debt                         6,777,232     134,582        (5,770)     6,906,044
                                       ------------------------------------------------------
Total debt securities                    59,105,729     895,878      (168,932)    59,832,675
                                       ------------------------------------------------------

Equity securities:
   Non-marketable (primarily
     Federal Home Loan Bank stock)          919,717          --            --        919,717
                                       ------------------------------------------------------
                                        $60,025,446    $895,878     $(168,932)   $60,752,392
                                       ======================================================

                 Central Community Corporation and Subsidiaries

3. Investment Securities (continued)

                                                        Gross        Gross
                                         Amortized    Unrealized   Unrealized      Fair
                                            Cost        Gains        Losses        Value
                                      ------------------------------------------------------
Debt securities:
   United States Treasury and
     federal agencies                   $44,512,207    $324,863     $(37,211)   $44,799,859
   State and political sub-divisions     11,416,310     260,136      (36,903)    11,639,543
   Corporate debt                         3,768,531      56,450         (165)     3,824,816
                                      ------------------------------------------------------
Total debt securities                    59,697,048     641,449      (74,279)    60,264,218
                                      ------------------------------------------------------

Equity securities:
   Non-marketable (primarily Federal
     Home Loan Bank stock)                  644,400          --           --        644,400
   Marketable                                41,434          --           --         41,434
                                      ------------------------------------------------------
                                        $60,382,882    $641,449     $(74,279)   $60,950,052
                                      ======================================================

The amortized cost and fair value of available for sale debt securities at December 31, 1998, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                      Fair
                                                 Amortized Cost       Value
                                               ---------------------------------

      Due in one year or less                      $ 1,444,469     $ 1,454,903
      Due after one year through five years          8,585,914       8,672,193
      Due after five years through ten years        25,324,634      25,818,520
      Due after ten years                            3,391,091       3,445,703
      Mortgage backed securities                    20,359,621      20,441,356
                                               ---------------------------------
                                                   $59,105,729     $59,832,675
                                               =================================

                 Central Community Corporation and Subsidiaries

4. Loans and Allowance for Loan Losses

The Bank grants commercial, real estate, and installment loans to customers throughout its local lending area. The Bank has a diversified loan portfolio.

Loans by category at December 31, 1998 and 1997, were:

                                                  1998             1997
                                            ---------------------------------

      Commercial                              $ 35,909,208     $ 30,352,739
      Real estate                               64,565,252       48,620,834
      Agricultural                              18,586,151       17,547,173
      Consumer                                  14,447,784       12,873,581
      Unearned discount                           (747,288)        (812,363)
      Loan origination fees                       (274,177)        (142,514)
                                            ---------------------------------
                                               132,486,930      108,439,450
      Allowance for loan losses                 (1,742,832)      (1,178,433)
                                            ---------------------------------
                                              $130,744,098     $107,261,017
                                            =================================

As of January 1, 1995, the Company adopted Financial Accounting Standards Board Statement No. 114 (as amended by Statement No. 118), "Accounting by Creditors for Impairment of a Loan." These new accounting standards require that certain impaired loans (loans in which substantial doubt exists about the recovery of interest and principal pursuant to the original terms of the loans) be reported at the present value of expected future cash flows using the loans' effective interest rates, or, as a practical expedient, at the loans' observable market prices or the fair value of the collateral if the loans are collateral dependent. Impaired loans have an outstanding principal balance of $1,772,120 as of December 31, 1998 with a related allowance for loan losses of $97,080. There were no impaired loans at December 31, 1997.

Loans on which the accrual of interest has been discontinued amounted to approximately $1,508,000 and $142,000 at December 31, 1998 and 1997.

                 Central Community Corporation and Subsidiaries

4. Loans and Allowance for Loan Losses (continued)

Transactions in the allowance for loan losses at December 31, 1998 and 1997, were:

                                                         1998          1997
                                                    ----------------------------

      Balance at beginning of year                    $1,178,433    $  907,885
      Allowance relating to Goldthwaite
         acquisition                                          --       101,729
      Provision charged to expense                       480,000       420,000
      Loans charged off                                 (122,301)     (422,057)
      Recoveries of loans previously
         charged off                                     206,700       170,876
                                                    ----------------------------
                                                      $1,742,832    $1,178,433
                                                    ============================

The Bank has granted loans to its officers, directors, and their affiliates. Related party loans are made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. The aggregate dollar amounts of these loans were $1,910,000 and $1,120,000 at December 31, 1998 and 1997.

In 1998, the Bank began servicing single family mortgage loans for an affiliate. At December 31, 1998, the amount of loans being serviced by the Bank approximated $300,000.

5. Income Taxes

The Company has a net deferred tax liability of approximately $407,000 and $791,000 at December 31, 1998 and 1997. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of deferred taxes are mainly differences between the financial reporting and tax basis of loan loss reserves, fair value adjustments to certain assets and liabilities for financial reporting purposes associated with certain stock acquisitions, accounting for repossessed assets, and the tax effect of net operating loss carryforwards, net of any valuation allowance.

                 Central Community Corporation and Subsidiaries

5. Income Taxes (continued)

Income tax expense computed for 1998 using the federal statutory tax rate of 34% is different from the recorded income tax expense of mainly due to tax-exempt interest.

Income tax expense at December 31, 1998 and 1997, consists of:

      Current expense                        $1,748,719        $1,457,153
      Deferred expense (benefit)               (437,980)          (33,830)
                                           --------------------------------
                                             $1,310,739        $1,423,323
                                           ================================

The Company made federal income tax payments of $1,840,900 and $1,000,000 during 1998 and 1997. The Company has a net operating loss carryforward of approximately $932,000 which expires in 2010. A valuation allowance of approximately $200,000 has been established in 1997 and 1998 as a reduction of the estimated future tax benefits available from the utilization of the net operating loss carryforward.

6. Bank Premises and Equipment

Bank premises and equipment consisted of the following at December 31, 1998 and 1997:

                                                1998               1997
                                           --------------------------------

      Land                                   $  941,120        $  934,204
      Buildings and improvements              3,017,419         2,578,679
      Leaseholds                                 25,684                --
      Furniture and equipment                 1,755,093         1,517,238
                                           --------------------------------
                                              5,739,316         5,030,121
      Accumulated depreciation                1,781,622         1,388,386
                                           --------------------------------
                                             $3,957,694        $3,641,735
                                           ================================

                 Central Community Corporation and Subsidiaries

7. Interest-Bearing Deposits

At December 31, 1998 and 1997, interest-bearing deposits of $100,000 or more were approximately $53,654,000 and $46,015,000.

At December 31, 1998, the scheduled maturities of interest-bearing time deposits are as follows:

       1999                                                      $82,659,115
       2000                                                        6,406,448
       2001                                                        3,630,906
       2002 and thereafter                                         1,639,478
                                                               ---------------
                                                                 $94,335,947
                                                               ===============

8. Employee Benefit Plan

The Company has an employee stock ownership plan and 401(k) retirement plan for all eligible employees. Employee contributions to the 401(k) are voluntary and limited to 6% of each employee's gross earnings. Employer contributions are made at the discretion of management. Company plan expense was $174,000 and $159,000 for 1998 and 1997.

9. Notes Payable

                                                             December 31
                     Description                          1998         1997
                                                      -------------------------

Note payable, unaffiliated Bank, bears interest at
   prime less 1/2% (7-1/4% at December 31, 1998
   and 8% at December 31, 1997), due July 2000,
   secured by all outstanding common stock of the
   Bank                                                $1,600,000   $1,600,000

Note payable Federal Home Loan Bank, bears
   interest at 6.29%, due 2012, secured by general
   blanket lien on all single (1-4) family mortgages      401,271      419,253

                 Central Community Corporation and Subsidiaries

9. Notes Payable (continued)

                                                             December 31
                     Description                          1998         1997
                                                      -------------------------

Note payable Federal Home Loan Bank, bears
   interest at 5.40%, due 2008, secured by general
   blanket lien on all single (1-4) family
   mortgages                                           $  462,953   $  497,336

Note payable Federal Home Loan Bank, bears
   interest at 5.86%, due 2013, secured by general
   blanket lien on all single (1-4) family
   mortgages                                              701,846           --

Note payable Federal Home Loan Bank, bears
   interest at 4.87%, due 2008, secured by general
   blanket lien on all single (1-4) family
   mortgages                                              993,515           --

Note payable, third-party commercial company,
   bears interest at 10%, due 1998                             --      125,000
                                                      -------------------------
                                                       $4,159,585   $2,641,589
                                                      =========================

The Bank has eight repurchase agreements secured by securities outstanding at December 31, 1998 and 1997, in the amount of $3,300,000 and $1,702,427, respectively. All repurchase agreements mature in 1999. The transactions were accounted for as financing transactions.

Scheduled maturities of debt are as follows:

       1999                                                   $  367,828
       2000                                                    1,577,013
       2001                                                      186,703
       2002                                                      196,927
       2003 and thereafter                                     1,831,114
                                                             ------------
                                                              $4,159,585
                                                             ============

                 Central Community Corporation and Subsidiaries

9. Notes Payable (continued)

In addition to the above, the Company had unsecured federal fund lines of credit for $10 million at December 31, 1998 and 1997. At December 31, 1998 and 1997, the outstanding balance on these unused federal fund lines was zero.

The Company paid approximately $6,595,000 and $5,527,000 in interest on deposits and other borrowings during 1998 and 1997.

The Company has certain financial data covenants on the note payable to the unaffiliated Bank and was in compliance with these covenants, as of, and during the years ended December 31, 1998 and 1997.

10. Restrictions on Cash and Other Regulatory Restrictions

The Bank is required to maintain average reserve balances with the Federal Reserve Bank. The amount of those reserve balances at December 31, 1998 and 1997, approximated $1,895,000 and $1,594,000.

The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory (and possibly additional discretionary) actions by regulators that, if undertaken, could have a direct material effect on the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classifications are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined) and of Tier 1 capital (as defined) to average assets (as defined). Management believes, as of December 31, 1998 and 1997, that the Bank meets all capital adequacy requirements to which it is subject.

                 Central Community Corporation and Subsidiaries

10. Restrictions on Cash and Other Regulatory Restrictions (continued)

As of December 31, 1998, the most recent notification from the FDIC categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain minimum total risk-based, Tier 1 risk-based, Tier 1 leverage ratios as set forth in the table below (dollars in thousands). There are no conditions or events since the notification that management believes have changed the institution's category.

                                                                                   To Be Well Capitalized
                                                                                        Under Prompt
                                                             For Capital              Corrective Action
                                     Actual               Adequacy Purposes              Provisions
                              ----------------------  --------------------------  -------------------------
                                Amount      Ratio        Amount       Ratio          Amount       Ratio
                              ----------------------  --------------------------  -------------------------
As of December 31, 1998:
Total capital (to risk
   weighted assets)             $16,966     11.11%       $12,216     => 8.00%       $15,270      => 10.00%
Tier 1 capital (to risk
   weighted assets)              15,784     10.34%         6,108     => 4.00%         9,162       => 6.00%
Tier 1 capital (to average
   assets)                       15,784      8.10%         7,796     => 4.00%         9,745       => 5.00%

As of December 31, 1997:
Total capital (to risk
   weighted assets)             $13,941     11.11%       $10,035     => 8.00%       $12,544      => 10.00%
Tier 1 capital (to risk
   weighted assets)              12,977     10.35%         5,018     => 4.00%         7,527       => 6.00%
Tier 1 capital (to average
   assets)                       12,977      7.81%         6,643     => 4.00%         8,304       => 5.00%

11. Financial Instruments With Off-Balance-Sheet Risk

The Bank is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and commercial standby letters of credit. Those instruments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the accompanying financial statements.

                 Central Community Corporation and Subsidiaries

11. Financial Instruments With Off-Balance-Sheet Risk (continued)

The Bank's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments. The Bank uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

Financial instruments whose contract amounts represent credit risk:

      Commitments to extend credit                               $32,942,170
      Standby letters of credit                                    1,303,459
      Commercial letters of credit                                    37,810

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's credit worthiness on a case-by-case basis.

Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers.

The Bank enters into covered call transactions using U.S. Treasury Bonds as collateral. These transactions usually expire within 30 days. As of December 31, 1998, the Company had no covered call options outstanding. Covered call options backed by $8,000,000 in U.S. Treasury Bond collateral were outstanding as of December 31, 1997. The Bank defers income recognition until the options are exercised or expire. As of December 31, 1998, the Company had no deferred income related to covered call options. At December 31,1997, deferred income was $31,250 and the unrealized gain on the collateral was approximately $45,000 before tax effect.

Stock options outstanding to an officer of the Company for 2,370 shares at $465 per share expire on October 16, 2001.

                 Central Community Corporation and Subsidiaries

12. Fair Values of Financial Instruments

A summary of the carrying amounts and estimated fair values of financial instruments at December 31, 1998, as disclosed separately in previous footnotes, is as follows (carrying amounts of cash and cash equivalents and securities sold under agreement to repurchase approximate fair value at December 31, 1998):

                                                       December 31, 1998
                                                    Carrying          Fair
                                                     Amount           Value
                                                --------------------------------

      Investment securities                        $60,752,392     $60,752,392
      Loans, net                                   130,744,098     132,404,849
      Interest-bearing deposits                    145,152,168     145,901,322
      Notes payable                                  4,159,585       4,209,808

In the table above, the carrying amounts are included in the consolidated balance sheet under the indicated captions.

13. Leases

Future minimum lease payments under operating leases as of December 31, 1998, are as follows:

      1999                                                            $106,600
      2000                                                             124,700
      2001                                                             110,800
      2002                                                             100,900
      2003                                                              16,600
                                                                     ----------
      Total minimum lease payments                                    $459,600
                                                                     ==========

Rent expense during 1998 was $57,700. There was no rent expense during 1997.

14. Litigation

The Bank has been named in a claim alleging the Bank improperly accepted and presented for payment certain checks. The Bank has engaged counsel to defend the litigation and an accrual has been recorded in the financial statements for estimated settlement and defense costs.

                 Central Community Corporation and Subsidiaries

15. Impact of Year 2000 (Unaudited)

Many existing computer software programs use only two digits to identify the year in date fields and, as such, could create erroneous results in the year 2000. The Bank utilizes a limited number of software systems in its daily operations. The Bank and its primary third-party software provider have made and will continue to make the necessary changes in its software systems to ensure that the Bank is Year 2000 compliant. In addition, the Bank has taken steps to ensure that the institutions it interfaces with as well as the vendors it utilizes in various capacities are also taking the necessary steps to become Year 2000 compliant. Testing will be completed by the first quarter of 1999. The financial impact of becoming Year 2000 compliant has not been and is not expected to be material to the Bank or the results of its operations.

16. Subsequent Event

Preferred Stock

The Company entered into a letter of intent in March 1999, to participate with two other banks in the issuance of $21,500,000 Trust Preferred Securities. The Company's share of the issue will be $7,500,000 and the transaction is expected to be completed in August. The proceeds will be utilized for various business purposes including paying off existing company debt and contributed as additional capital to the Bank.

                CENTRAL COMMUNITY CORPORATION AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)

                                                                            March 31
                                                                     1999                1998
                                                                --------------------------------
Cash and due from banks                                         $  9,341,825         $ 7,102,042
Interest-bearing deposits in other banks                              83,186             164,645
Federal funds sold                                                         -             500,000
                                                                --------------------------------
                                                                   9,425,011           7,766,687

Investment securities                                             53,574,984          59,283,570
Loans, net                                                       135,808,888         111,928,450
Bank premises and equipment, net                                   3,905,771           3,591,075
Accrued interest receivable and other assets                       3,337,510           2,766,457
Goodwill, net                                                      2,052,832           2,318,878
                                                                --------------------------------
     Total Assets                                                208,104,996         187,655,117
                                                                ================================
Deposits
     Interest-bearing                                            141,987,267         132,885,604
     Non-interest bearing                                         36,006,242          31,221,066
                                                                --------------------------------
                                                                 177,993,509         164,106,670
Fed Funds Purchased and Securities Sold Under
     Repurchase Agreements                                         6,350,000             207,722

Accrued interest payable                                             564,504             545,959
Accrued expenses and other liabilities                             1,388,285           1,008,675
Deferred tax liability                                               434,942             714,684
                                                                --------------------------------
                                                                   2,387,731           2,269,318

Notes payable                                                      3,918,462           6,228,776

Common stock, par                                                     32,252              32,252
Additional paid-in capital                                         4,220,067           4,220,067
Retained earnings                                                 13,997,606          11,194,154
Unrealized gain on securities AFS                                     11,225             312,146
Treasury stock                                                      (805,856)           (915,988)
                                                                --------------------------------
     Total stockholders equity                                    17,455,294          14,842,631
                                                                --------------------------------
     Total liabilities and stockholders equity                  $208,104,996        $187,655,117
                                                                ================================

                CENTRAL COMMUNITY CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)

                                                    3 Months Ending March 31
                                                       1999          1998
                                                    -------------------------
Interest income
   Interest and fees on loans                       $3,162,149     $2,712,558
   Interest on investment securities
     Taxable                                           627,160        746,719
     Tax Exempt                                        137,801        133,262
   Interest on federal funds sold                        4,163         26,615
                                                    -------------------------
                                                     3,931,273      3,619,154

Interest expense
   Deposits                                          1,534,520      1,486,187
   Federal funds purchased                              72,389         24,814
   Notes payable                                        69,045         72,835
                                                    -------------------------
                                                     1,675,954      1,583,836
                                                    -------------------------
Net interest income                                  2,255,319      2,035,318

Provision for loan losses                              155,000        120,000
                                                    -------------------------
Net interest income after provision for loan
 losses                                              2,100,319      1,915,318

Other income
   Service charges & fees on deposit accounts          410,114        346,463
   Gain on sale of loans                                 5,301          4,822
   Gain on sale of securities                           38,786        114,547
   Other                                                63,134         69,818
                                                    -------------------------
                                                       517,335        535,650

Other expenses
   Salaries and benefits                               832,737        702,758
   Net occupancy expenses                              209,746        172,388
   Goodwill amortization                                68,015         66,010
   Professional fees                                    59,630        120,047
   Data processing fees                                173,696        156,310
   Other                                               238,083        249,044
                                                    -------------------------
                                                     1,581,907      1,466,557
Income before income tax expense                     1,035,747        984,411

Income tax expense                                     317,996        263,501
                                                    =------------------------
Net income                                          $  717,751     $  720,910
                                                    =========================

   Basic earnings per common share outstanding      $    23.64     $    23.85
   Book value per common share outstanding              574.83         490.94

unaudited

YOU SHOULD RELY ONLY ON THE INFORMATION PROVIDED IN THIS PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OR ANY SUPPLEMENT. THE FUND HAS NOT AUTHORIZED ANYONE ELSE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION IN THIS PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OR ANY SUPPLEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THOSE DOCUMENTS.

                               TABLE OF CONTENTS

                                                                                     Page
PROSPECTUS
----------
Prospectus Summary...............................................................      i
Summary of Fund Expenses.........................................................      1
The Fund.........................................................................      2
Additional Information...........................................................      2
Use of Proceeds..................................................................      2
The Fund's Investments...........................................................      2
Fund Shares......................................................................      4
Fundamental Policies.............................................................      5
Flow of Funds Diagram............................................................      5
Risk Factors.....................................................................      6
Forward Looking Statements.......................................................     11
The Bank Holding Companies.......................................................     12
Management of the Fund...........................................................     36
Net Asset Value..................................................................     36
Distributions....................................................................     37
Tax Matters......................................................................     37
Underwriting.....................................................................     39
Fund Custodian...................................................................     41
Experts..........................................................................     41
Legal Counsel....................................................................     41
Table of Contents of the Statement of Additional
Information......................................................................     43
STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------
Additional Description of the Bank Trusts........................................    S-2
Additional Risk Factors..........................................................    S-2
Additional Description of the Preferred Securities...............................    S-4
Additional Description of the Subordinated
Debentures.......................................................................   S-12
Additional Description of the Guarantee..........................................   S-18
Relationship Among the Preferred Securities, the
Subordinated  Debentures and the Guarantee.......................................   S-21
Management of the Fund...........................................................   S-23
Supervision and Regulation of the Bank Holding
Companies........................................................................   S-25
Additional Tax Discussion........................................................   S-32
Financial Statements of the Fund.................................................    F-1
Financial Statements of FirstBancorp, Inc........................................    F-1
Financial Statements of First Southern Bancorp, Inc..............................   F-23
Financial Statements of Central Community
Corporation......................................................................   F-50

UNTIL [25 DAYS AFTER THE DATE OF THIS OFFERING], 1999, ALL DEALERS THAT EFFECT TRANSACTIONS IN THESE SECURITIES WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                860,000 SHARES


                          SAL TRUST PREFERRED FUND I



                       --------------------------------

                                  PROSPECTUS
                       --------------------------------


                          STERNE, AGEE & LEACH, INC.



                                    [DATE]

                          SAL TRUST PREFERRED FUND I
                           PART C: OTHER INFORMATION


Item 24.  Financial Statements and Exhibits.

         1.  Financial Statements:


         All other financial statements, schedules and historical financial information have been omitted as the subject matter is not required, not present, or not present in amounts sufficient to require submission.

         2.  Exhibits

Item number    Exhibits
-----------    -------
        a.1    Charter                            Certificate of Trust as filed with the State of Delaware
                                                  on June 24, 1999 is filed herewith.

        a.2                                       Declaration of Trust dated June 24, 1999.  *

         b.    By-Laws                            By-laws.  *

         c.    Any Voting Trust Agreement         Not Applicable.

         d.    All Instruments Defining           Not Applicable.
               Rights of Securities' Holders

         e.    Dividend Reinvestment Plan         Not Applicable.

         f.    Constituent Instruments            Not Applicable.

               Defining the Rights of the
               Holders of Long-Term Debt

         g.    Investment Advisory Contracts      Form of Management Agreement.  *

         h.    Underwriting or Distribution       Form of Underwriting Agreement.  *
               Contract

         i.    Bonus, Profit Sharing, Pension     Not Applicable.
               or Other Similar Contracts

         j.    Custodian Agreements and           Form of Custodian Agreement.  *
               Depositary Contracts

  Item number  Exhibits
  -----------  --------
         k.1   All other Material Contracts       Form of Trust Preferred Purchase Agreement.  *

         k.2                                      Form of Guarantee Agreement.  *

         k.3                                      Form of Indenture.  *

         k.4                                      Form of Bank Trust Agreement.  *

         l.    Opinion and Consent of             Opinion and Consent of Counsel to the Fund.  *
               Counsel

         m.    Consent to Service of Process      Not Applicable.

         n.    Copies of Any Other Opinions       Consent of Independent Public Accountants.  *

         o.    Omitted Financial Statements       Not Applicable.

         p.    Initial Capital Agreements         Form of Initial Capital Agreement.  *

         q.    Retirement Plan                    Not Applicable.

*         To be filed by amendment

Item 25.  Marketing Arrangements.

          Not Applicable.

Item 26.  Other Expenses of Issuance and Distribution.

*         To be included by amendment

Item 27.  Persons controlled by or under Common Control with Registrant.

          Each of the following entities might be deemed to be under common control with the Registrant:

Entity           Basis of                 Place of
------           --------                 --------
                 Common Control           Organization
                 --------------           ------------

*         To be included by amendment

Item 28.  Number of Holders of Securities.

          Not Applicable.

Item 29.  Indemnification.

*         To be included by amendment

Item 30.  Business and Other Connections of Investment Adviser

Name and Position with the Manager      Name of Other Company    Connection with Other Company
----------------------------------      ---------------------    -----------------------------
James S. Holbrook, Jr.                  Bobby Allison Wireless   director
Chairman of the Board                   Corporation

A.Fox deFuniak, III                     Birmingham Recycling     director
director                                Investment Corporation

                                        Cobb Theaters, Inc.      former director

Item 31.  Location of Accounts and Records.

          The name and address of each person maintaining physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act are as follows:

        Sterne Agee Asset Management, Inc.        Morgan, Lewis & Bockius LLP
        800 Shades Creek Parkway                  1800 M Street N.W.
        Suite 125                                 Washington, D.C. 20036
        Birmingham, AL 35209

Item 32.   Management Service.

        Not Applicable.

Item 33.   Undertakings.

        1. An undertaking to suspend the offering of shares until the prospectus is amended if : (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

        2. Not Applicable.

        3. Not Applicable.

        4. Not Applicable.

        5. If the registrant is filing a registration statement permitted by Rule 430A under the Securities Act of 1933, an undertaking that:

        a. For the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

        b. For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

        6. Not Applicable.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, and State of Alabama, on the 2nd day of July, 1999.


                                          SAL TRUST PREFERRED FUND I

                                          By /s/ James S. Holbrook, Jr.
                                             -----------------------------------
                                             James S. Holbrook, Jr.
                                             Initial Trustee, CEO, CFO

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.



/s/ James S. Holbrook, Jr.                  Initial Trustee        July 2, 1999
----------------------------
James S. Holbrook, Jr.

                                 EXHIBIT INDEX

Exhibit
-------
EX-99.2A.1    Certificate of Trust as filed with the State of Delaware on June
              24, 1999 is filed herewith.

EX-99.2A.2    Declaration of Trust dated June 24, 1999.  *

EX-99.2B      By-Laws.  *

EX-99.2C      Not Applicable.

EX-99.2D      Not Applicable.

EX-99.2E      Not Applicable.

EX-99.2F      Not Applicable.

EX-99.2G      Form of Management Agreement.  *

EX-99.2H      Form of Underwriting Agreement.  *

EX-99.2I      Not Applicable.

EX-99.2J      Form of Custodian Agreement.  *

EX-99.2K.1    Form of Trust Preferred Purchase Agreement.  *

EX-99.2K.2    Form of Guarantee Agreement.  *

EX-99.2K.3    Form of Indenture.  *

EX-99.2K.4    Form of Bank Trust Agreement.  *

EX-99.2L      Opinion and Consent of Counsel to the Fund.  *

EX-99.2M      Not Applicable.

EX-99.2N      Consent of Independent Public Accountants.  *

EX-99.2O      Not Applicable.

EX-99.2P      Form of Initial Capital Agreement.  *

EX-99.2Q      Not Applicable.